UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 through October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2015

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index dropped 3.9%, and equity markets in Europe and Japan also fell. The sell-off also led to declines in the values of certain emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: the S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index posted its largest monthly gain since April 2013 and leading European indexes had their best monthly performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-14.45%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-14.53%

Net Assets as of 10/31/2015 (In Thousands)	$1,100,843

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s position in Netease Inc. and its overweight positions in China Merchants Bank Co. and Pegatron Corp. Shares of Netease, an Internet portal provider based in Beijing and not held in the Benchmark, rose on growth in earnings and revenue amid demand for its online games. Shares of China Merchants Bank, based in Shenzhen, China, rose on earnings growth. Shares of Pegatron, a Taiwan consumer electronics maker and the main assembler of Apple Inc. products, rose on strong earnings and sales growth.

Leading individual detractors from relative performance included the Fund’s underweight positions in Samsung Electronics Co. and Tencent Holdings Ltd. and its overweight position in Banco do Brasil SA. Shares of Samsung Electronics, a

Korean consumer electronics maker, rose on profit growth and strong sales of components. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its online advertising businesses. Shares of Banco do Brasil, a Brazilian bank, declined as Brazil’s economy slid into recession.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average positions during the twelve months ended October 31, 2015, were in China, South Korea and Taiwan and its smallest average positions in which the Fund invested were in Greece, Malaysia and Qatar. From a sector perspective, the Fund’s largest average positions were in the financials, information technology and consumer discretionary sectors, while its smallest average positions in which it was invested were in the health care, consumer staples and utilities.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0%
2.	Samsung Electronics Co., Ltd. (South Korea)	1.7
3.	China Merchants Bank Co., Ltd., Class H (China)	1.4
4.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	1.4
5.	Bank of China Ltd., Class H (China)	1.3
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.2
7.	KT&G Corp. (South Korea)	1.2
8.	NetEase, Inc., ADR (China)	1.2
9.	Sberbank PAO, ADR (Russia)	1.1
10.	Kia Motors Corp. (South Korea)	1.1

PORTFOLIO COMPOSITION BY COUNTRY*
China	25.1%
Taiwan	18.1
South Korea	17.6
Turkey	6.9
Russia	6.5
India	5.2
Hong Kong	5.0
Brazil	3.1
South Africa	2.5
Indonesia	2.1
Poland	1.5
Others (each less than 1.0%)	3.0
Short-Term Investment	3.4

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
Without Sales Charge		(14.60)%	(3.57)%	(2.49)%
With Sales Charge*		(19.10)	(4.60)	(3.17)
CLASS C SHARES	February 28, 2008
Without CDSC		(15.02)	(4.04)	(2.98)
With CDSC**		(16.02)	(4.04)	(2.98)
CLASS R5 SHARES	February 28, 2008	(14.20)	(3.12)	(2.04)
CLASS R6 SHARES	September 1, 2015	(14.28)	(3.14)	(2.05)
SELECT CLASS SHARES	February 28, 2008	(14.45)	(3.33)	(2.25)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-16.60%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-14.53%

Net Assets as of 10/31/2015 (In Thousands)	$2,265,851

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the energy sector and its security selection in the financials sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CCR SA, and Copa Holdings SA and its underweight position in Samsung Electronics Ltd. Shares of CCR, a Brazilian operator of tolled highways, fell as Brazil’s economy retreated into recession. Shares of Copa Holdings, an airline holding company based in Panama, declined amid an economic recession in Brazil and weakening economic conditions throughout Latin America. Shares of Samsung Electronics, a Korean consumer electronics maker, rose on profit growth and strong sales of components.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lukoil PJSC and

HDFC Bank Ltd. and its position in AIA Group PLC. Shares of Lukoil, Russia’s largest integrated oil and gas company, rose amid perceived improvements in diplomatic relations between Russia and Western Europe and support for oil prices in October 2015. Shares of HDFC Bank, India’s second largest private sector lending company, rose on loan growth and strong quarterly earnings. Shares of AIA Group, a Hong Kong insurer and financial services company not held in the Benchmark, rose on continued growth in new business.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest average sector positions were the financials, information technology and consumer discretionary sectors, while the smallest average sector positions in which the Fund as invested were in the utilities, health care and telecommunication services sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Housing Development Finance Corp., Ltd. (India)	3.7%
2.	AIA Group Ltd. (Hong Kong)	3.7
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.3
4.	Tata Consultancy Services Ltd. (India)	3.2
5.	Tencent Holdings Ltd. (China)	2.9
6.	Bidvest Group Ltd. (The) (South Africa)	2.3
7.	HDFC Bank Ltd., ADR (India)	2.3
8.	ITC Ltd. (India)	2.1
9.	Remgro Ltd. (South Africa)	2.1
10.	Woolworths Holdings Ltd. (South Africa)	2.1

PORTFOLIO COMPOSITION BY COUNTRY*
India	19.6%
South Africa	17.2
China	9.9
Brazil	7.9
Taiwan	7.3
Hong Kong	7.0
Russia	5.7
South Korea	4.2
Thailand	4.2
Indonesia	3.4
Turkey	2.4
United Kingdom	2.1
Mexico	2.1
Australia	1.2
Switzerland	1.1
Peru	1.0
Others (each less than 1.0%)	0.9
Short-Term Investment	2.8

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(16.95)%	(3.24)%	5.29%
With Sales Charge*		(21.30)	(4.28)	4.72
CLASS C SHARES	February 28, 2006
Without CDSC		(17.34)	(3.72)	4.77
With CDSC**		(18.34)	(3.72)	4.77
CLASS R6 SHARES	December 23, 2013	(16.50)	(2.82)	5.74
INSTITUTIONAL CLASS SHARES	November 15, 1993	(16.60)	(2.85)	5.73
SELECT CLASS SHARES	September 10, 2001	(16.70)	(2.99)	5.56

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 12, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-13.77%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-7.54%

Net Assets as of 10/31/2015 (In Thousands)	$2,693

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) from its inception on December 12, 2014 to October 31, 2015. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Banco do Brasil SA and MediaTek Inc. and its underweight position in Tencent Holdings Ltd. Shares of Banco do Brasil, a Brazilian bank, declined as Brazil’s economy slid into recession. Shares of MediaTek, a Taiwan semiconductor maker, fell on weakening sales and concerns of spillover effects from slowing economic growth in China. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its online advertising businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions in KT&G Corp., OTP Bank Nyrt and Kimberly-Clark de Mexico SAB. Shares of KT&G Corp., a South Korean tobacco company, rose on quarterly earnings growth. Shares of OTP Bank, Hungary’s largest bank, rose on an increase in quarterly profit and the company’s forecast for lower risk costs. Shares of Kimberly-Clark de Mexico, a consumer products company, rose as revenue earned in U.S. dollars helped insulate the company from the impact of weakness in the Mexican peso.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 12, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.0%
2.	Delta Electronics, Inc. (Taiwan)	2.6
3.	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Mexico)	2.5
4.	Banco Santander Chile, ADR (Chile)	2.4
5.	KT&G Corp. (South Korea)	2.4
6.	MediaTek, Inc. (Taiwan)	2.3
7.	Bidvest Group Ltd. (The) (South Africa)	2.3
8.	Life Healthcare Group Holdings Ltd. (South Africa)	2.3
9.	Siliconware Precision Industries Co., Ltd. (Taiwan)	2.2
10.	China Construction Bank Corp., Class H (China)	2.1

SUMMARY OF INVESTMENTS BY COUNTRY*
Taiwan	23.0%
South Africa	14.8
China	9.6
Brazil	8.1
Hong Kong	8.1
Russia	6.7
South Korea	6.3
Thailand	4.0
Turkey	3.3
Mexico	2.5
Chile	2.4
Czech Republic	2.0
Poland	2.0
Saudi Arabia	1.8
Hungary	1.6
United Arab Emirates	1.5
Singapore	1.3
Indonesia	1.0

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	December 12, 2014
Without Sales Charge		(13.93)%
With Sales Charge*		(18.44)
CLASS C SHARES	December 12, 2014
Without CDSC		(14.33)
With CDSC**		(15.33)
CLASS R5 SHARES	December 12, 2014	(13.62)
CLASS R6 SHARES	December 12, 2014	(13.51)
SELECT CLASS SHARES	December 12, 2014	(13.77)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.51%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	1.77%

Net Assets as of 10/31/2015 (In Thousands)	$7,415,278

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. By sector, the Fund’s security selection in the basic industries and health care sectors detracted from performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the technology-software and retail sectors made a positive contribution to relative performance. By region, the Fund’s security selection in Europe and North America, combined with an underweight position in the Pacific region (excluding Japan), contributed to relative performance. The Fund’s security selection in Japan detracted from relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.1%
2.	Microsoft Corp. (United States)	1.5
3.	Wells Fargo & Co. (United States)	1.0
4.	Exxon Mobil Corp. (United States)	1.0
5.	Nestle S.A. (Switzerland)	0.9
6.	Amazon.com, Inc. (United States)	0.9
7.	Facebook, Inc., Class A (United States)	0.8
8.	Alphabet, Inc., Class C (United States)	0.8
9.	Bank of America Corp. (United States)	0.8
10.	Pfizer, Inc. (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	54.2%
Japan	8.7
United Kingdom	7.6
Switzerland	4.4
France	3.8
Germany	3.4
Canada	2.9
Australia	2.4
Netherlands	1.7
Spain	1.2
Hong Kong	1.2
Italy	1.1
Ireland	1.0
Others (each less than 1.0%)	3.6
Short-Term Investment	2.8

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
Without Sales Charge		1.28%	9.85%
With Sales Charge*		(4.04)	7.66
CLASS C SHARES	February 28, 2013
Without CDSC		0.73	9.29
With CDSC**		(0.27)	9.29
CLASS R2 SHARES	February 28, 2013	0.98	9.56
SELECT CLASS SHARES	February 28, 2013	1.51	10.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.20%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	-0.03%

Net Assets as of 10/31/2015 (In Thousands)	$1,641

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection and overweight positions in both the financials and information technology sectors were leading contributors to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the consumer discretionary sector and its underweight position in the consumer staples sectors were leading detractors from relative performance.

By region, the Fund’s security selection and underweight position in emerging markets and its security selection and overweight position in Continental Europe were leading contributors to relative performance, while the Fund’s underweight position in Japan and its security selection in the Pacific region (excluding Japan) were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included overweight positions in Amazon.com Inc., Google Inc. and Boston Scientific Corp. Shares of both Amazon.com, an online retailer, and Google, an Internet search and technology company, rose as both companies delivered higher-than-expected sales and earnings. Shares of Boston Scientific, a medical device manufacturer, rose after the company settled a long-running product litigation and continued to deliver accelerating revenue growth.

Leading individual detractors from the Fund’s relative performance included overweight positions in MEG Energy Corp. and Sands China Ltd. and its position in Valeant Pharmaceuticals International Ltd. Shares of MEG Energy, a Canadian energy company focused on the Alberta oils sands region, declined on global weakness in oil prices. Shares of Sands China, a Macau casino operator, fell as slowing economic growth in China and Chinese government efforts to curb corruption reduced casino traffic among wealthy customers. Shares of Valeant, a manufacture of drugs and medical devices, declined amid investor questions related to the company’s accounting methodology.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Twenty-First Century Fox, Inc., Class A (United States)	3.7%
2.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.4
3.	Citigroup, Inc. (United States)	3.3
4.	Baidu, Inc., ADR (China)	3.2
5.	Fluor Corp. (United States)	2.5
6.	MetLife, Inc. (United States)	2.4
7.	Time, Inc. (United States)	2.4
8.	Vodafone Group plc (United Kingdom)	2.4
9.	Alphabet, Inc., Class C (United States)	2.3
10.	Sanofi (France)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
United States	55.1%
China	7.6
United Kingdom	7.1
France	6.9
Switzerland	5.3
Israel	3.4
Ireland	1.7
Canada	1.7
Finland	1.6
India	1.5
South Korea	1.4
Germany	1.3
Netherlands	1.3
Japan	1.2
Brazil	1.2
Others (each less than 1.0%)	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		4.76%	12.11%	12.23%
With Sales Charge*		(0.73)	10.10	10.69
CLASS C SHARES	November 30, 2011
Without CDSC		4.26	11.54	11.67
With CDSC**		3.26	11.54	11.67
CLASS R2 SHARES	November 30, 2011	4.55	11.85	11.96
CLASS R5 SHARES	November 30, 2011	5.26	12.63	12.74
CLASS R6 SHARES	November 30, 2011	5.34	12.69	12.80
SELECT CLASS SHARES	November 30, 2011	5.20	12.45	12.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.66%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$2,922,623

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark during the twelve month reporting period. The Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Glencore PLC, Sands China Ltd. and Wynn Macau Ltd. Shares of Glencore, a mining and commodities trading company based in Switzerland, fell sharply as declining prices for commodities, particularly copper, reduced revenue and profit. Shares of Sands China and Wynn Macau, both resort casino operators in Macau, came under pressure as slower growth in China and Chinese government efforts to curb corruption reduced casino traffic among wealthy customers.

Leading individual contributors to the Fund’s relative performance included the Fund’s underweight position in Banco Santander SA and its overweight positions in Ping An Insurance Group Co. and WPP PLC. Shares of Banco Santander, a Spanish banking company that was not held in the Fund, declined as a recession in Brazil, combined with margin pressure in Spain, reduced revenue in the bank’s two largest markets. Shares of Ping An Insurance Group Co., a Chinese insurer not held in the Benchmark, rose as the company continued to take advantage of the underserved Chinese insurance market to expand. Shares of WPP, a U.K. advertising company, rose as improving economic conditions in the U.K. fueled sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	2.3%
2.	Novartis AG (Switzerland)	2.2
3.	Roche Holding AG (Switzerland)	2.1
4.	HSBC Holdings plc (United Kingdom)	2.1
5.	UBS Group AG (Switzerland)	2.0
6.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
7.	Prudential plc (United Kingdom)	2.0
8.	BG Group plc (United Kingdom)	2.0
9.	SAP SE (Germany)	2.0
10.	Toyota Motor Corp. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.1%
Japan	21.8
Switzerland	13.2
France	11.7
Germany	8.8
Netherlands	4.2
Hong Kong	4.1
China	2.6
South Korea	1.9
Belgium	1.7
Taiwan	1.1
Australia	1.1
Israel	1.1
South Africa	1.0
Others (each less than 1.0%)	2.4
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		(1.89)%	3.62%	3.54%
With Sales Charge*		(7.01)	2.51	2.98
CLASS C SHARES	January 31, 2003
Without CDSC		(2.36)	3.10	2.99
With CDSC**		(3.36)	3.10	2.99
CLASS R2 SHARES	November 3, 2008	(2.14)	3.36	3.34
CLASS R5 SHARES	May 15, 2006	(1.42)	4.09	3.98
CLASS R6 SHARES	November 30, 2010	(1.44)	4.12	4.00
SELECT CLASS SHARES	January 1, 1997	(1.66)	3.86	3.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Equity Income Fund1

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.66%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)[2]	-0.07%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	-0.03%

Net Assets as of 10/31/2015 (In Thousands)	$110,417

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection in the banks and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care sector and its security selection and underweight position in the technology-software sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bezeq Israel Telecommunication Corp., Direct Line Insurance Group PLC and Japan Airlines Co. Shares of Bezeq, an Israeli telecommunications provider, rose amid investor expectations that consolidation in the Israeli telecommunications sector would lead to improved earnings. Shares of Direct Line, a U.K. property insurer, rose on strong earnings growth. Shares of Japan Airlines rose as lower fuel costs and an increase in traffic — fueled partly by a weaker yen — boosted earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Suncorp Group Ltd., Johnson & Johnson and Centrica PLC. Shares of Suncorp Group, an Australian banking and insurance company, detracted from performance as the Australian dollar depreciated sharply, undermining the value of the shares. Shares of Johnson & Johnson, a U.S. diversified health care products company, were weighed down by investor concerns that a strong U.S. dollar and increased competition for several of the company’s best selling drugs would hurt earnings. Shares of Centrica, a U.K. energy utility, fell as global weakness in energy prices weighed on its earnings and the company reduced its dividend to shareholders.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

[1]	Effective January 30, 2015, the Fund’s name was changed from JPMorgan Global Equity Income Fund and the Fund’s investment strategy was changed.
[2]

Effective January 30, 2015, the Fund’s primary benchmark changed from the MSCI All Country World Index (net of foreign withholding taxes) to the MSCI EAFE Index (net of foreign withholding taxes) to more closely align the Fund’s primary benchmark with its investment strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	3.2%
2.	Roche Holding AG (Switzerland)	3.2
3.	TOTAL S.A. (France)	2.8
4.	MMC Norilsk Nickel PJSC, ADR (Russia)	2.8
5.	Nippon Telegraph & Telephone Corp. (Japan)	2.6
6.	GlaxoSmithKline plc (United Kingdom)	2.6
7.	Bayer AG (Germany)	2.4
8.	Atlantia S.p.A. (Italy)	2.4
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.2
10.	UPM-Kymmene OYJ (Finland)	2.2

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	18.1%
Japan	15.6
Germany	13.7
Switzerland	7.0
France	6.1
Italy	5.9
Australia	5.4
Israel	3.2
Netherlands	3.1
Hong Kong	2.8
Russia	2.7
Finland	2.2
Taiwan	2.1
Denmark	2.1
United States	2.1
Canada	2.0
Spain	1.5
Portugal	1.2
Short-Term Investment	3.2

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
Without Sales Charge		0.29%	7.90%	4.90%
With Sales Charge*		(4.98)	5.98	3.69
CLASS C SHARES	February 28, 2011
Without CDSC		(0.29)	7.32	4.36
With CDSC**		(1.29)	7.32	4.36
CLASS R2 SHARES	February 28, 2011	0.05	7.61	4.62
CLASS R5 SHARES	February 28, 2011	0.71	8.36	5.35
CLASS R6 SHARES	January 30, 2015	0.69	8.35	5.35
SELECT CLASS SHARES	February 28, 2011	0.66	8.20	5.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index, the MSCI All Country World Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2015. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.33%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$2,240,370

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the industrial cyclical and banks sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care and transportation services & construction cyclical sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the U.K., Continental Europe and Japan, combined with an underweight position in the Pacific region (excluding Japan), made a positive contribution to relative performance. The Fund’s sole holding of a Canadian issuer, First Quantum Minerals Ltd., detracted from relative performance. Canada is not represented in the Benchmark.

Leading individual contributors to relative performance included the Fund’s overweight positions in Dentsu Inc., Daiwa House Industry Co. and Mitsubishi UFJ Financial Group Ltd. Shares of Dentsu, a Japanese advertising and communications company, rose on improved revenue growth. Shares of Daiwa House, a Japanese construction company, rose as an increase in domestic demand for housing boosted Daiwa’s earnings.

Shares of Mitsubishi UFJ, rose as the company moved to improve profitability and increase return to shareholders.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Sands China Ltd., Mazda Motor Corp. and Australia and New Zealand Banking Group Ltd. Shares of Sands China, a Macau casino resort operator, declined as slower economic growth in China and Chinese government efforts to curb corruption reduced casino traffic among wealthy customers. Shares of Mazda, a Japanese automaker, declined on disappointing earnings. Shares of Australia and New Zealand Banking Group, a financial services company, declined as weak commodities prices hurt Australian economic activity and undermined the value of the Australian dollar.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Nestle S.A. (Switzerland)	3.2%
2.	Roche Holding AG (Switzerland)	2.9
3.	Bayer AG (Germany)	2.3
4.	Vodafone Group plc (United Kingdom)	2.2
5.	Royal Dutch Shell plc, Class A (Netherlands)	2.2
6.	British American Tobacco plc (United Kingdom)	2.0
7.	HSBC Holdings plc (United Kingdom)	1.9
8.	Rio Tinto plc (United Kingdom)	1.9
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.9
10.	Dentsu, Inc. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	26.0%
Japan	21.7
Switzerland	11.1
France	9.8
Germany	6.7
Netherlands	5.0
Australia	3.6
Italy	2.8
Finland	2.0
Hong Kong	2.0
Ireland	1.5
Sweden	1.4
Norway	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	2.3

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		(0.15)%	3.99%	4.16%
With Sales Charge*		(5.40)	2.88	3.60
CLASS C SHARES	July 31, 2007
Without CDSC		(0.63)	3.49	3.64
With CDSC**		(1.63)	3.49	3.64
CLASS R6 SHARES	November 30, 2010	0.41	4.53	4.67
INSTITUTIONAL CLASS SHARES	February 26, 1997	0.33	4.44	4.62
SELECT CLASS SHARES	September 10, 2001	0.13	4.26	4.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.00%	†
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$884,329

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares marginally outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the industrial cyclical and property sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the utilities and insurance sectors was a leading detractor from relative performance. By region, the Fund’s security selection in all major geographic regions contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	2.1
3.	Toyota Motor Corp. (Japan)	1.9
4.	Novartis AG (Switzerland)	1.5
5.	British American Tobacco plc (United Kingdom)	1.5
6.	AstraZeneca plc (United Kingdom)	1.4
7.	HSBC Holdings plc (United Kingdom)	1.3
8.	Bayer AG (Germany)	1.3
9.	Vodafone Group plc (United Kingdom)	1.2
10.	SABMiller plc (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.3%
United Kingdom	19.8
Switzerland	10.3
France	10.1
Germany	8.6
Australia	5.4
Netherlands	4.4
Italy	2.9
Hong Kong	2.5
Spain	2.4
Sweden	2.3
Finland	2.1
Denmark	1.7
Ireland	1.5
Others (each less than 1.0%)	2.3
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
†	Amount rounds to less than 0.01%.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
Without Sales Charge		(0.29)%	3.54%	3.55%
With Sales Charge*		(5.53)	2.44	3.00
CLASS C SHARES	November 4, 1997
Without CDSC		(0.77)	2.91	2.87
With CDSC**		(1.77)	2.91	2.87
CLASS R2 SHARES	November 3, 2008	(0.50)	3.29	3.29
SELECT CLASS SHARES	October 28, 1992	0.00	3.80	3.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI,

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.29%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	-4.68%

Net Assets as of 10/31/2015 (In Thousands)	$74,496

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the financials, consumer discretionary and health care sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the industrials and energy sectors and its underweight position to the consumer staples sector were leading detractors from relative performance.

By region, the Fund’s security selection in, and relative allocations to, emerging markets and Continental Europe were leading contributors to relative performance, while the Fund’s security selection in Canada detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Ping An Insurance Group Co., Accor SA and Cheung Kong Holdings Ltd. Shares of Ping An Insurance Group Co., a Chinese insurer, rose as the company continued to take advantage of the underserved Chinese insurance market in order to expand. Shares of Accor, a French hotel operator that derives the bulk of its revenue from Europe, rose on expectations that the company would benefit from improving economic conditions in Europe as well as the company’s efforts to increase revenue. Shares of Cheung

Kong, a Hong Kong property developer and conglomerate, rose after the company, along with its Hutchison Whampoa affiliate, announced it was revamping its organizational structure to separate its Chinese real estate activities from the rest of the business.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Baidu Inc., Sands China Ltd. and MEG Energy Corp. Shares of Baidu, a Chinese Internet portal operator, fell as a pullback in Chinese equity prices raised concerns about the Chinese economy. Shares of Sands China, a developer-operator of resort casinos in Macau, fell as slower growth in China and Chinese government efforts to quell corruption reduced casino traffic among wealthy customers. Shares of MEG Energy, a Canadian energy company focused on the Alberta oil sands region, fell on weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and “change” companies, whose future prospects the managers believed were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Continental AG (Germany)	3.3%
2.	Nokia OYJ (Finland)	3.3
3.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	3.2
4.	Baidu, Inc., ADR (China)	3.1
5.	Orange S.A. (France)	3.1
6.	Lloyds Banking Group plc (United Kingdom)	3.0
7.	Prudential plc (United Kingdom)	2.8
8.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.8
9.	ING Groep N.V., CVA (Netherlands)	2.8
10.	Vodafone Group plc (United Kingdom)	2.8

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	20.0%
Japan	13.3
France	11.0
China	8.4
Switzerland	8.1
Germany	5.3
Netherlands	4.9
Canada	3.5
Finland	3.3
India	3.3
South Korea	3.2
Hong Kong	2.8
Israel	2.8
Ireland	2.1
Italy	2.0
South Africa	1.7
Australia	1.6
Taiwan	1.4
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		2.98%	7.08%	9.24%
With Sales Charge*		(2.43)	5.16	7.75
CLASS C SHARES	November 30, 2011
Without CDSC		2.39	6.53	8.69
With CDSC**		1.39	6.53	8.69
CLASS R2 SHARES	November 30, 2011	2.67	6.80	8.96
CLASS R5 SHARES	November 30, 2011	3.43	7.56	9.73
CLASS R6 SHARES	November 30, 2011	3.48	7.61	9.79
SELECT CLASS SHARES	November 30, 2011	3.29	7.37	9.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S., and the Lipper International Large-Cap Core Funds Index from November 30, 2011 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-4.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-4.23%

Net Assets as of 10/31/2015 (In Thousands)	$2,444,196

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares performed in line with the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the banks and technology-hardware sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care and consumer non-durable sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the U.K. and Continental Europe was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Japan and its exposure to emerging markets were leading detractors from relative performance. Emerging markets were not represented in the Benchmark.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Mitsubishi UFJ Financial Group Inc., Sony Corp. and Daiwa House Industry Co. Shares of Mitsubishi UFJ, a Japanese banking company, rose on moves to improve profitability and increase returns to shareholders. Shares of Daiwa House, a Japanese construction company, rose on improved earnings due to increased domestic demand for housing. Shares of Sony, an entertainment and consumer electronics company not held in the Benchmark, rose as strong sales of its PlayStation 4 and cost cutting helped the company return to profitability.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hitachi Ltd., ArcelorMittal SA and Engie SA. Shares of Hitachi, a Japanese industrial conglomerate, declined on disappointing earnings. Shares of ArcelorMittal, a steelmaker, fell on concerns about competition from Chinese steelmakers. Shares of Engie, a French state-owned energy company, fell amid weakness in energy prices and lower output from its Belgian nuclear operations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	TOTAL S.A. (France)	3.1%
2.	Toyota Motor Corp. (Japan)	3.1
3.	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.1
4.	Vodafone Group plc (United Kingdom)	2.8
5.	Nippon Telegraph & Telephone Corp. (Japan)	2.3
6.	BNP Paribas S.A. (France)	2.2
7.	Daimler AG (Germany)	2.0
8.	AXA S.A. (France)	1.9
9.	ING Groep N.V., CVA (Netherlands)	1.8
10.	Roche Holding AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	23.2%
United Kingdom	22.1
France	12.3
Germany	6.9
Switzerland	6.2
Italy	5.3
Netherlands	4.9
Finland	3.3
Australia	3.0
Ireland	2.0
Hong Kong	1.7
Sweden	1.6
Norway	1.6
China	1.3
South Korea	1.0
Others (each less than 1.0%)	2.4
Short-Term Investment	1.2

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(4.63)%	2.36%	3.27%
With Sales Charge*		(9.61)	1.26	2.72
CLASS C SHARES	July 11, 2006
Without CDSC		(5.01)	1.85	2.76
With CDSC**		(6.01)	1.85	2.76
CLASS R2 SHARES	November 3, 2008	(4.84)	2.11	3.09
CLASS R6 SHARES	November 30, 2010	(4.04)	2.88	3.76
INSTITUTIONAL CLASS SHARES	November 4, 1993	(4.23)	2.76	3.70
SELECT CLASS SHARES	September 10, 2001	(4.28)	2.63	3.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.93%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$2,081,916

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns.

During the reporting period, securities exhibiting the growth characteristics targeted by the Fund (high earnings momentum and high medium-term price momentum) generally outperformed the broader market. In contrast, securities exhibiting the value characteristics targeted by the Fund, (including low price-to-earnings and low price-to-book ratios) generally outperformed the broader market during the twelve month period. Price-to-earnings ratio is the price of a share divided by per share earnings for a twelve month period. Price-to-book ratio is the current closing price of a share divided by the book value per share for the most recent quarter.

The Fund’s security selection in the consumer discretionary and financials sector was a leading contributor to performance relative to the Benchmark for the twelve month period. The Fund’s security selection in the information technology sector was a detractor from relative performance.

The Fund targeted investments in companies that exhibited specific growth and/or value characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion. This influence is believed to give rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth, value and/or quality characteristics.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Novartis AG (Switzerland)	2.0%
2.	Roche Holding AG (Switzerland)	1.7
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.6
4.	Toyota Motor Corp. (Japan)	1.6
5.	Nestle S.A. (Switzerland)	1.4
6.	Sanofi (France)	1.3
7.	Unilever N.V., CVA (United Kingdom)	1.3
8.	British American Tobacco plc (United Kingdom)	1.2
9.	TOTAL S.A. (France)	1.2
10.	Bayer AG (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	21.7%
United Kingdom	18.6
France	11.2
Switzerland	8.6
Germany	8.6
Australia	5.4
Netherlands	4.3
Sweden	2.7
Denmark	2.6
Spain	2.6
Hong Kong	2.5
Italy	2.1
Ireland	1.6
Belgium	1.5
Others (each less than 1.0%)	4.7
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		0.45%	4.45%	3.32%
With Sales Charge*		(4.82)	3.33	2.76
CLASS C SHARES	February 28, 2006
Without CDSC		0.00	3.93	2.83
With CDSC**		(1.00)	3.93	2.83
CLASS R2 SHARES	November 3, 2008	0.24	4.19	3.14
CLASS R6 SHARES	May 29, 2015	0.98	4.97	3.84
INSTITUTIONAL CLASS SHARES	April 30, 2001	0.93	4.96	3.83
SELECT CLASS SHARES	February 28, 2006	0.80	4.72	3.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.1%
	Brazil — 3.0%
2,292	Banco do Brasil S.A.	9,490
2,134	Itau Unibanco Holding S.A. (Preference Shares), ADR	14,616
1,543	JBS S.A.	5,702
1,645	MRV Engenharia e Participacoes S.A.	3,166

		32,974

	Cayman Islands — 0.3%
401	Chlitina Holding Ltd.	3,269

	China — 24.7%
1,005	AAC Technologies Holdings, Inc.	6,374
2,116	ANTA Sports Products Ltd.	5,919
28,948	Bank of China Ltd., Class H	13,651
8,913	Belle International Holdings Ltd.	8,651
17,671	China CITIC Bank Corp., Ltd., Class H (a)	11,427
16,502	China Everbright Bank Co., Ltd., Class H	8,087
4,708	China Lesso Group Holdings Ltd.	3,806
3,492	China Machinery Engineering Corp., Class H	3,031
5,826	China Merchants Bank Co., Ltd., Class H	15,212
9,639	China Minsheng Banking Corp., Ltd., Class H	9,686
5,098	China Railway Construction Corp., Ltd., Class H	7,620
14,982	China Telecom Corp., Ltd., Class H	7,815
7,532	CNOOC Ltd.	8,507
15,980	Geely Automobile Holdings Ltd.	8,522
14,750	GOME Electrical Appliances Holdings Ltd.	2,695
5,350	Great Wall Motor Co., Ltd., Class H	6,497
7,436	Huadian Power International Corp., Ltd., Class H	5,437
8,302	Huaneng Power International, Inc., Class H	8,988
34,570	Industrial & Commercial Bank of China Ltd., Class H	21,928
9,448	Jiangnan Group Ltd.	2,164
10,484	Lenovo Group Ltd.	9,741
88	NetEase, Inc., ADR	12,688
5,312	PICC Property & Casualty Co., Ltd., Class H	12,053
895	Ping An Insurance Group Co. of China Ltd., Class H	5,024
3,278	Shanghai Electric Group Co., Ltd., Class H	2,046
1,429	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	3,295
4,264	Shenzhen Expressway Co., Ltd., Class H	3,286
2,342	Sinopharm Group Co., Ltd., Class H	9,653
2,892	Sunny Optical Technology Group Co., Ltd.	6,724
633	Tencent Holdings Ltd.	11,937
316	Trina Solar Ltd., ADR (a)	3,223
282	Vipshop Holdings Ltd., ADR (a)	5,795

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
1,297	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	2,435
8,154	Xinyi Solar Holdings Ltd.	3,242
7,354	Zhejiang Expressway Co., Ltd., Class H	9,041
2,272	ZTE Corp., Class H	5,472

		271,672

	Cyprus — 0.3%
168	QIWI plc, ADR	2,896

	Egypt — 0.4%
827	Commercial International Bank Egypt SAE, GDR	4,826

	Hong Kong — 4.9%
881	China Mobile Ltd.	10,557
3,354	China Overseas Land & Investment Ltd.	10,833
3,060	China Resources Land Ltd.	7,952
10,764	China Travel International Investment Hong Kong Ltd.	4,865
34,875	REXLot Holdings Ltd.	1,327
2,702	Shenzhen International Holdings Ltd.	4,104
7,364	Sino Biopharmaceutical Ltd.	9,151
6,702	Skyworth Digital Holdings Ltd.	4,960

		53,749

	India — 5.1%
1,749	Apollo Tyres Ltd.	4,585
559	Bharat Petroleum Corp., Ltd.	7,434
286	Ceat Ltd.	4,712
756	HCL Technologies Ltd.	10,071
726	Hexaware Technologies Ltd.	2,657
807	Hindustan Petroleum Corp., Ltd.	9,493
533	Housing Development Finance Corp., Ltd.	10,209
553	Jubilant Life Sciences Ltd.	3,452
1,130	Power Finance Corp., Ltd.	4,126

		56,739

	Indonesia — 2.1%
17,126	Astra International Tbk PT	7,362
22,572	Bank Negara Indonesia Persero Tbk PT	7,803
10,234	Bank Rakyat Indonesia Persero Tbk PT	7,833

		22,998

	Malaysia — 0.5%
2,607	MISC Bhd	5,479

	Poland — 1.5%
643	Polski Koncern Naftowy Orlen S.A.	10,426
3,392	Polskie Gornictwo Naftowe i Gazownictwo S.A.	6,010

		16,436

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Russia — 5.6%
3,247	Alrosa PAO	2,615
250	Lukoil PJSC, ADR	9,069
13,114	Magnitogorsk Iron & Steel Works OJSC	4,943
701	MMC Norilsk Nickel PJSC, ADR	10,388
811	Mobile TeleSystems PJSC, ADR	5,703
2,524	Moscow Exchange MICEX-RTS PJSC	3,551
2,002	Sberbank PAO, ADR	12,225
552	Severstal PAO, Reg. S, GDR	6,480
223	Tatneft PAO, ADR	6,869

		61,843

	South Africa — 2.4%
3,428	Netcare Ltd.	9,748
374	Spar Group Ltd. (The)	5,362
1,935	Steinhoff International Holdings Ltd.	11,832

		26,942

	South Korea — 17.3%
404	BNK Financial Group, Inc.	4,952
126	Coway Co., Ltd.	9,395
5	Crown Confectionery Co., Ltd.	2,665
339	DGB Financial Group, Inc.	3,142
23	GS Home Shopping, Inc.	3,452
78	GS Retail Co., Ltd.	3,922
32	Hana Tour Service, Inc.	3,534
189	Hankook Tire Co., Ltd.	7,207
70	Hyosung Corp.	7,161
103	Hyundai Development Co-Engineering & Construction	4,146
51	Hyundai Elevator Co., Ltd. (a)	2,322
27	Hyundai Mobis Co., Ltd.	5,596
727	Industrial Bank of Korea	8,895
242	Kangwon Land, Inc.	8,990
351	KB Financial Group, Inc.	11,107
40	KEPCO Plant Service & Engineering Co., Ltd.	3,621
139	KH Vatec Co., Ltd.	2,443
249	Kia Motors Corp.	12,137
128	Korea Electric Power Corp.	5,761
12	Korea Zinc Co., Ltd.	4,842
130	KT&G Corp.	13,030
35	Lotte Chemical Corp.	7,419
931	Meritz Securities Co., Ltd.	4,140
53	NCSoft Corp.	8,811
224	Partron Co., Ltd.	1,924
16	Samsung Electronics Co., Ltd.	18,841
110	Seah Besteel Corp.	2,760
303	SK Hynix, Inc.	8,105
161	S-Oil Corp.	9,625

		189,945

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — 17.8%
9,213	Advanced Semiconductor Engineering, Inc.	10,636
1,120	Casetek Holdings Ltd.	4,903
978	Catcher Technology Co., Ltd.	9,598
7,213	Cathay Financial Holding Co., Ltd.	10,274
3,025	Chailease Holding Co., Ltd.	5,775
1,566	Chicony Electronics Co., Ltd.	3,727
1,947	Chipbond Technology Corp.	2,771
5,501	Compeq Manufacturing Co., Ltd.	3,605
8,948	E.Sun Financial Holding Co., Ltd.	5,378
2,423	Elite Material Co., Ltd.	4,951
902	Feng TAY Enterprise Co., Ltd.	5,171
1,867	FLEXium Interconnect, Inc.	5,208
5,872	Fubon Financial Holding Co., Ltd.	9,491
1,319	Grape King Bio Ltd.	7,251
3,240	Highwealth Construction Corp.	4,773
4,161	Hon Hai Precision Industry Co., Ltd.	11,061
1,551	Hota Industrial Manufacturing Co., Ltd.	5,142
16,765	Innolux Corp.	5,624
3,721	Inotera Memories, Inc. (a)	2,856
59	Largan Precision Co., Ltd.	4,585
13,833	Mega Financial Holding Co., Ltd.	10,079
3,680	Pegatron Corp.	8,993
5,337	Pou Chen Corp.	7,527
1,614	Ruentex Industries Ltd.	2,974
1,135	Shin Zu Shing Co., Ltd.	3,662
2,101	Taiwan Paiho Ltd.	5,021
597	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,117
3,972	Vanguard International Semiconductor Corp.	5,105
5,352	Wan Hai Lines Ltd.	3,536
2,807	Win Semiconductors Corp.	3,809
810	Yeong Guan Energy Technology Group Co., Ltd.	5,183
1,376	Zhen Ding Technology Holding Ltd.	3,911

		195,697

	Thailand — 0.8%
17,853	Krung Thai Bank PCL, NVDR	8,567

	Turkey — 6.7%
1,106	Arcelik A.S.	6,026
763	Dogus Otomotiv Servis ve Ticaret A.S.	2,764
5,807	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	5,626
5,903	Eregli Demir ve Celik Fabrikalari TAS	8,366
2,555	KOC Holding A.S.	11,541
523	TAV Havalimanlari Holding A.S.	4,102
735	Tofas Turk Otomobil Fabrikasi A.S.	4,846
4,119	Turkiye Garanti Bankasi A.S.	10,667

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Turkey — continued
2,735	Turkiye Halk Bankasi A.S.	10,247
5,867	Turkiye Is Bankasi, Class C	9,999

		74,184

	United Arab Emirates — 0.7%
10,631	Air Arabia PJSC	3,903
1,908	Dubai Islamic Bank PJSC	3,352

		7,255

	Total Common Stocks (Cost $1,062,828)	1,035,471

Preferred Stock — 0.8%
	Russia — 0.8%
13,051	Surgutneftegas OAO	8,896

	Total Preferred Stocks (Cost $9,411)	8,896

Short-Term Investment — 3.3%
	Investment Company — 3.3%
36,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $36,465)	36,465

	Total Investments — 98.2% (Cost $1,108,704)	1,080,832
	Other Assets in Excess of Liabilities — 1.8% (c)	20,011

	NET ASSETS — 100.0%	$1,100,843

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.6%
Oil, Gas & Consumable Fuels	7.1
Electronic Equipment, Instruments & Components	5.2
Technology Hardware, Storage & Peripherals	5.2
Semiconductors & Semiconductor Equipment	4.9
Metals & Mining	4.2
Automobiles	3.6
Household Durables	3.3
Textiles, Apparel & Luxury Goods	3.3
Insurance	2.5
Auto Components	2.5
Internet Software & Services	2.3
Real Estate Management & Development	2.2
Diversified Financial Services	2.1
Health Care Providers & Services	2.1
Transportation Infrastructure	1.9
Hotels, Restaurants & Leisure	1.7
Wireless Telecommunication Services	1.5
IT Services	1.4
Construction & Engineering	1.4
Chemicals	1.3
Independent Power & Renewable Electricity Producers	1.3
Tobacco	1.2
Pharmaceuticals	1.2
Industrial Conglomerates	1.1
Personal Products	1.0
Others (each less than 1.0%)	10.5
Short-Term Investment	3.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
966	Mini MSCI Emerging Markets Index	12/18/15	USD	$40,751	$(979)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Australia — 1.2%
4,952	Oil Search Ltd.	27,597

	Brazil — 7.5%
5,268	AMBEV S.A., ADR	25,655
3,719	BB Seguridade Participacoes S.A.	25,652
7,433	CCR S.A.	23,359
1,866	Cielo S.A.	17,717
3,330	Itau Unibanco Holding S.A. (Preference Shares), ADR	22,810
3,692	Lojas Renner S.A.	17,710
845	Marcopolo S.A.	408
1,563	Ultrapar Participacoes S.A.	27,148
2,265	WEG S.A.	8,457

		168,916

	China — 9.6%
143	Alibaba Group Holding Ltd., ADR (a)	11,952
149	Baidu, Inc., ADR (a)	27,997
6,281	Chongqing Changan Automobile Co., Ltd., Class B	11,559
16,843	CNOOC Ltd.	19,024
28,040	Geely Automobile Holdings Ltd.	14,953
1,082	JD.com, Inc., ADR (a)	29,896
3,430	Tencent Holdings Ltd.	64,644
1,434	Tsingtao Brewery Co., Ltd., Class H	6,845
1,439	Vipshop Holdings Ltd., ADR (a)	29,522

		216,392

	Cyprus — 0.2%
1,183	Globaltrans Investment plc, Reg. S, GDR (a)	4,966

	Hong Kong — 7.0%
14,148	AIA Group Ltd.	82,953
46	Jardine Matheson Holdings Ltd.	2,500
379	Jardine Matheson Holdings Ltd. 1	20,593
9,968	Sands China Ltd.	35,894
20,496	Sun Art Retail Group Ltd.	16,753

		158,693

	India — 19.6%
331	ACC Ltd.	6,969
1,953	Ambuja Cements Ltd.	6,174
1,442	Asian Paints Ltd.	18,286
865	HDFC Bank Ltd.	17,378
850	HDFC Bank Ltd., ADR	51,987
4,355	Housing Development Finance Corp., Ltd.	83,468
2,549	Infosys Ltd., ADR	46,283
9,305	ITC Ltd.	47,551
1,976	Kotak Mahindra Bank Ltd.	20,824

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
1,306	Lupin Ltd.	38,483
859	Mahindra & Mahindra Ltd.	15,516
1,917	Tata Consultancy Services Ltd.	73,067
619	Tata Motors Ltd., ADR (a)	18,296

		444,282

	Indonesia — 3.4%
58,797	Astra International Tbk PT	25,275
23,219	Bank Central Asia Tbk PT	21,813
38,909	Bank Rakyat Indonesia Persero Tbk PT	29,779

		76,867

	Mexico — 2.1%
12,036	Fibra Uno Administracion S.A. de C.V.	26,435
3,015	Infraestructura Energetica Nova S.A.B. de C.V.	14,538
546	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	6,847

		47,820

	Panama — 0.7%
308	Copa Holdings S.A., Class A	15,540

	Peru — 1.0%
202	Credicorp Ltd.	22,826

	Russia — 5.6%
799	Lukoil PJSC, ADR	29,009
159	Magnit PJSC	27,733
366	Magnit PJSC, Reg. S, GDR	16,628
650	Mail.Ru Group Ltd., Reg. S, GDR (a)	12,640
29,575	Sberbank PAO	41,932

		127,942

	South Africa — 17.1%
1,441	Aspen Pharmacare Holdings Ltd. (a)	32,296
2,036	Bidvest Group Ltd. (The)	52,018
380	Capitec Bank Holdings Ltd.	16,427
8,252	FirstRand Ltd.	30,236
398	Imperial Holdings Ltd.	5,179
10,567	Life Healthcare Group Holdings Ltd.	29,453
1,427	Mr Price Group Ltd.	21,918
2,506	MTN Group Ltd.	28,526
174	Naspers Ltd., Class N	25,410
2,369	Remgro Ltd.	47,402
6,677	Sanlam Ltd.	30,165
2,145	Shoprite Holdings Ltd.	22,287
6,337	Woolworths Holdings Ltd.	46,882

		388,199

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	South Korea — 4.2%
178	Hyundai Motor Co.	24,373
717	Kia Motors Corp.	35,004
30	Samsung Electronics Co., Ltd.	35,605

		94,982

	Switzerland — 1.1%
364	Luxoft Holding, Inc. (a)	24,229

	Taiwan — 7.2%
4,949	Delta Electronics, Inc.	25,164
1,738	MediaTek, Inc.	13,554
4,184	President Chain Store Corp.	27,776
17,474	Siliconware Precision Industries Co., Ltd.	23,087
3,390	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	74,442

		164,023

	Thailand — 4.1%
3,768	Advanced Info Service PCL, NVDR	24,653
5,803	Kasikornbank PCL, NVDR	28,066
1,480	Siam Cement PCL (The)	18,791
341	Siam Cement PCL (The), NVDR	4,353
4,836	Siam Commercial Bank PCL (The)	18,113

		93,976

	Turkey — 2.4%
924	Ford Otomotiv Sanayi A.S.	10,858
5,120	KOC Holding A.S.	23,122
7,480	Turkiye Garanti Bankasi A.S.	19,368

		53,348

	United Kingdom — 2.2%
929	Anglo American plc	7,798
665	SABMiller plc	40,877

		48,675

	Total Common Stocks (Cost $2,124,791)	2,179,273

Preferred Stocks — 0.4%
	Brazil — 0.4%
1,049	Itau Unibanco Holding S.A.	7,201
6,486	Marcopolo S.A.	3,279

	Total Preferred Stocks (Cost $18,521)	10,480

SHARES	SECURITY DESCRIPTION	VALUE($)

Structured Instruments — 0.4%
	China — 0.4%
	Low Exercise Cash Settled Call Warrants — 0.4%
	Chongqing Changan Automobile Co., Ltd.,
859	expiring 10/13/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	2,084
2,681	expiring 10/17/18 (Strike Price $0.00) (issued through UBS AG) (a)	6,501

	Total Structured Instruments (Cost $9,025)	8,585

Short-Term Investment — 2.8%
	Investment Company — 2.8%
62,382	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $62,382)	62,382

	Total Investments — 99.8% (Cost $2,214,719)	2,260,720
	Other Assets in Excess of Liabilities — 0.2%	5,131

	NET ASSETS — 100.0%	$2,265,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
IT Services	7.3
Automobiles	7.1
Insurance	6.1
Internet Software & Services	5.2
Food & Staples Retailing	4.9
Semiconductors & Semiconductor Equipment	4.9
Oil, Gas & Consumable Fuels	4.5
Industrial Conglomerates	4.3
Thrifts & Mortgage Finance	3.7
Diversified Financial Services	3.4
Beverages	3.2
Pharmaceuticals	3.1
Multiline Retail	2.9

INDUSTRY	PERCENTAGE
Internet & Catalog Retail	2.6%
Wireless Telecommunication Services	2.4
Tobacco	2.1
Construction Materials	1.6
Hotels, Restaurants & Leisure	1.6
Technology Hardware, Storage & Peripherals	1.6
Health Care Providers & Services	1.3
Real Estate Investment Trusts (REITs)	1.2
Media	1.1
Electronic Equipment, Instruments & Components	1.1
Transportation Infrastructure	1.0
Specialty Retail	1.0
Others (each less than 1.0%)	3.9
Short-Term Investment	2.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.0%
		Brazil — 8.1%
11		AMBEV S.A., ADR	54
5		Banco Bradesco S.A., ADR	26
11		Banco do Brasil S.A.	45
8		BB Seguridade Participacoes S.A.	54
4		Tractebel Energia S.A.	38

			217

		Chile — 2.4%
3		Banco Santander Chile, ADR	65

		China — 6.6%
101		Bank of China Ltd., Class H	48
78		China Construction Bank Corp., Class H	56
83		Industrial & Commercial Bank of China Ltd., Class H	53
14		MGM China Holdings Ltd.	20

			177

		Czech Republic — 2.0%
–	(h)	Komercni Banka A.S.	54

		Hong Kong — 8.1%
4		China Mobile Ltd.	48
20		China Resources Power Holdings Co., Ltd.	45
3		Hang Seng Bank Ltd.	46
16		Sands China Ltd.	56
2		VTech Holdings Ltd.	22

			217

		Hungary — 1.6%
2		OTP Bank plc	44

		Indonesia — 1.0%
9		Indo Tambangraya Megah Tbk PT	6
109		Telekomunikasi Indonesia Persero Tbk PT	21

			27

		Mexico — 2.5%
28		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	68

		Poland — 1.9%
1		Powszechny Zaklad Ubezpieczen S.A.	52

		Russia — 5.8%
1		Lukoil PJSC, ADR	45
1		MegaFon PJSC, Reg. S, GDR	19
3		MMC Norilsk Nickel PJSC, ADR	43
3		Mobile TeleSystems PJSC, ADR	23
2		Severstal PAO, Reg. S, GDR	27

			157

SHARES		SECURITY DESCRIPTION	VALUE($)

		Singapore — 1.3%
64		Hutchison Port Holdings Trust, Class U	36

		South Africa — 14.7%
7		AVI Ltd.	42
4		Barclays Africa Group Ltd.	54
2		Bidvest Group Ltd. (The)	61
11		FirstRand Ltd.	40
4		Imperial Holdings Ltd.	45
22		Life Healthcare Group Holdings Ltd.	61
29		MMI Holdings Ltd.	52
4		MTN Group Ltd.	41

			396

		South Korea — 6.3%
1		Kangwon Land, Inc.	24
1		KT&G Corp.	64
–	(h)	Samsung Electronics Co., Ltd.	43
2		SK Telecom Co., Ltd., ADR	38

			169

		Taiwan — 22.9%
5		Asustek Computer, Inc.	45
21		Cheng Shin Rubber Industry Co., Ltd.	38
9		Chicony Electronics Co., Ltd.	22
14		Delta Electronics, Inc.	71
10		Far EasTone Telecommunications Co., Ltd.	22
8		MediaTek, Inc.	63
8		Novatek Microelectronics Corp.	27
6		President Chain Store Corp.	40
19		Quanta Computer, Inc.	32
4		Radiant Opto-Electronics Corp.	12
44		Siliconware Precision Industries Co., Ltd.	58
4		Simplo Technology Co., Ltd.	14
16		Taiwan Mobile Co., Ltd.	50
4		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	80
2		Tripod Technology Corp.	3
31		Vanguard International Semiconductor Corp.	40

			617

		Thailand — 4.0%
9		Advanced Info Service PCL	55
4		Siam Cement PCL (The)	51

			106

		Turkey — 3.3%
12		Eregli Demir ve Celik Fabrikalari TAS	18
6		Tofas Turk Otomobil Fabrikasi A.S.	42

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Turkey — continued
7	Turkcell Iletisim Hizmetleri A.S.	29

		89

	United Arab Emirates — 1.5%
12	First Gulf Bank PJSC	40

	Total Common Stocks (Cost $2,923)	2,531

Preferred Stock — 0.8%
	Russia — 0.8%
34	Surgutneftegas OAO (Cost $23)	23

Structured Instruments — 3.0%
	China — 3.0%
	Low Exercise Cash Settled Call Warrants — 3.0%
20	Fuyao Glass Industry Group Co., Ltd., expiring 09/23/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	42
7	Midea Group Co., Ltd., expiring 06/20/16 (Strike Price $1.00) (issued through UBS AG) (a)	29
2	Midea Group Co., Ltd., expiring 10/29/18 (Strike Price $0.00) (issued through BNP Paribas) (a)	9

	Total Structured Instruments (Cost $82)	80

NUMBER OF WARRANTS
Warrants — 1.7%
	Saudi Arabia — 1.7%
3	Al Rajhi Bank, expiring 08/22/16 (Strike Price $1.00) (a)	37
1	Yanbu National Petrochemical, expiring 07/31/17 (Strike Price $1.00) (a)	10

	Total Warrants (Cost $47)	47

	Total Investments — 99.5% (Cost $3,075)	2,681
	Other Assets in Excess of Liabilities — 0.5%	12

	NET ASSETS — 100.0%	$2,693

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.1%
Wireless Telecommunication Services	12.1
Semiconductors & Semiconductor Equipment	10.4
Insurance	5.9
Technology Hardware, Storage & Peripherals	5.3
Hotels, Restaurants & Leisure	3.7
Electronic Equipment, Instruments & Components	3.3
Metals & Mining	3.3
Independent Power & Renewable Electricity Producers	3.1
Oil, Gas & Consumable Fuels	2.7
Household Products	2.5
Tobacco	2.4
Industrial Conglomerates	2.3
Construction Materials	2.3
Health Care Providers & Services	2.3
Beverages	2.0
Distributors	1.7
Automobiles	1.6
Food Products	1.6
Diversified Financial Services	1.5
Food & Staples Retailing	1.5
Auto Components	1.4
Transportation Infrastructure	1.3
Household Durables	1.1
Others (each less than 1.0%)	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Australia — 2.4%
247	AGL Energy Ltd.	2,926
1,462	Alumina Ltd.	1,122
356	Amcor Ltd.	3,438
488	AMP Ltd.	1,978
275	APA Group	1,789
284	Asciano Ltd.	1,652
534	Aurizon Holdings Ltd.	1,958
642	Australia & New Zealand Banking Group Ltd.	12,423
107	Bank of Queensland Ltd.	997
38	Bendigo & Adelaide Bank Ltd.	291
708	BHP Billiton Ltd.	11,611
459	BHP Billiton plc	7,344
144	Brambles Ltd.	1,059
58	Caltex Australia Ltd.	1,296
304	Coca-Cola Amatil Ltd.	1,968
20	Cochlear Ltd.	1,252
330	Commonwealth Bank of Australia	17,943
190	Computershare Ltd.	1,460
8	Crown Resorts Ltd.	61
127	CSL Ltd.	8,469
342	Dexus Property Group	1,877
1,164	Federation Centres Ltd.	2,404
663	Goodman Group	2,847
606	Insurance Australia Group Ltd.	2,408
267	Lend Lease Group	2,456
84	Macquarie Group Ltd.	5,066
1,170	Mirvac Group	1,495
483	National Australia Bank Ltd.	10,317
204	Newcrest Mining Ltd. (a)	1,774
112	Orica Ltd.	1,313
267	Origin Energy Ltd.	1,039
446	Qantas Airways Ltd. (a)	1,256
288	QBE Insurance Group Ltd.	2,698
46	Ramsay Health Care Ltd.	2,031
22	REA Group Ltd.	746
179	Santos Ltd.	738
879	Scentre Group	2,578
7	SEEK Ltd.	64
1,438	South32 Ltd. (a)	1,489
182	Stockland	522
452	Suncorp Group Ltd.	4,196
287	Sydney Airport	1,313
567	Tabcorp Holdings Ltd.	1,894
929	Telstra Corp., Ltd.	3,558
113	TPG Telecom Ltd.	886
538	Transurban Group	3,989

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
184		Wesfarmers Ltd.	5,148
266		Westfield Corp.	1,933
708		Westpac Banking Corp.	15,776
174		Woodside Petroleum Ltd.	3,653
357		Woolworths Ltd.	6,111

			174,612

		Austria — 0.0% (g)
–	(h)	Telekom Austria AG	–	(h)

		Belgium — 0.3%
112		Anheuser-Busch InBev S.A.	13,416
79		Delhaize Group	7,286

			20,702

		Canada — 2.9%
34		Agrium, Inc.	3,199
89		Alimentation Couche-Tard, Inc., Class B	3,811
142		Bank of Montreal	8,235
255		Bank of Nova Scotia (The)	12,008
237		Barrick Gold Corp.	1,818
49		BCE, Inc.	2,128
184		Brookfield Asset Management, Inc., Class A	6,438
88		Canadian Imperial Bank of Commerce	6,782
189		Canadian National Railway Co.	11,527
239		Canadian Natural Resources Ltd.	5,547
129		Canadian Pacific Railway Ltd.	18,140
24		Canadian Tire Corp., Ltd., Class A	2,102
169		Cenovus Energy, Inc.	2,511
70		CGI Group, Inc., Class A (a)	2,600
6		Constellation Software, Inc.	2,522
81		Crescent Point Energy Corp.	1,109
38		Dollarama, Inc.	2,561
173		Enbridge, Inc.	7,375
169		Encana Corp.	1,285
7		Fairfax Financial Holdings Ltd.	3,234
163		First Quantum Minerals Ltd.	873
60		Fortis, Inc.	1,737
33		Franco-Nevada Corp.	1,684
71		Gildan Activewear, Inc.	2,038
183		Goldcorp, Inc.	2,338
64		Great-West Lifeco, Inc.	1,687
66		Imperial Oil Ltd.	2,195
29		Intact Financial Corp.	2,077
109		Inter Pipeline Ltd.	2,038
56		Loblaw Cos. Ltd.	2,945
36		lululemon athletica, Inc. (a)	1,755
95		Magna International, Inc.	5,030

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Canada — continued
407		Manulife Financial Corp.	6,752
62		Metro, Inc.	1,771
72		National Bank of Canada	2,369
68		Pembina Pipeline Corp.	1,701
187		Potash Corp. of Saskatchewan, Inc.	3,779
77		Power Corp. of Canada	1,740
54		Power Financial Corp.	1,326
63		Restaurant Brands International, Inc.	2,520
84		Rogers Communications, Inc., Class B	3,343
319		Royal Bank of Canada	18,254
85		Shaw Communications, Inc., Class B	1,758
82		Silver Wheaton Corp.	1,116
132		Sun Life Financial, Inc.	4,458
342		Suncor Energy, Inc.	10,190
404		Toronto-Dominion Bank (The)	16,601
155		TransCanada Corp.	5,201

			214,208

		China — 0.0% (g)
1,462		Yangzijiang Shipbuilding Holdings Ltd.	1,301

		Colombia — 0.0% (g)
–	(h)	Pacific Exploration and Production Corp. (a)	–	(h)

		Denmark — 0.6%
6		AP Moeller—Maersk A/S, Class B	9,240
241		Danske Bank A/S	6,642
422		Novo Nordisk A/S, Class B	22,391
45		Pandora A/S	5,145

			43,418

		Finland — 0.6%
2,661		Nokia OYJ	19,798
–(h)		Nokian Renkaat OYJ	–	(h)
727		UPM-Kymmene OYJ	13,611
331		Wartsila OYJ Abp	14,137

			47,546

		France — 3.8%
157		Air Liquide S.A.	20,272
283		Airbus Group SE	19,738
76		Arkema S.A.	5,571
877		AXA S.A.	23,416
395		BNP Paribas S.A.	23,932
190		Bouygues S.A.	7,178
74		Cap Gemini S.A.	6,602
224		Cie de Saint-Gobain	9,373
44		Cie Generale des Etablissements Michelin	4,399
32		Danone S.A.	2,252

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
101	Engie S.A.	1,764
57	L’Oreal S.A.	10,442
13	LVMH Moet Hennessy Louis Vuitton SE	2,426
1,113	Natixis S.A.	6,810
166	Publicis Groupe S.A.	10,736
162	Renault S.A.	15,286
321	Sanofi	32,388
74	Schneider Electric SE	4,442
122	Societe Generale S.A.	5,689
102	Sodexo S.A.	9,075
177	Thales S.A.	12,806
591	TOTAL S.A.	28,564
25	Unibail-Rodamco SE	6,876
425	Vivendi S.A. (a)	10,227

		280,264

	Germany — 3.2%
122	Allianz SE	21,349
97	BASF SE	7,933
249	Bayer AG	33,210
38	Bayerische Motoren Werke AG	3,890
186	Brenntag AG	11,233
47	Continental AG	11,397
330	Daimler AG	28,595
279	Deutsche Bank AG	7,822
546	Deutsche Post AG	16,208
641	Deutsche Telekom AG	12,013
870	E.ON SE	9,179
143	HeidelbergCement AG	10,646
785	Infineon Technologies AG	9,665
107	K+S AG	2,698
26	Muenchener Rueckversicherungs-Gesellschaft AG	5,131
279	SAP SE	22,010
130	Siemens AG	13,046
1,335	Telefonica Deutschland Holding AG	8,593

		234,618

	Hong Kong — 1.2%
2,639	AIA Group Ltd.	15,476
1,090	BOC Hong Kong Holdings Ltd.	3,484
739	Cathay Pacific Airways Ltd.	1,466
285	Cheung Kong Infrastructure Holdings Ltd.	2,644
565	Cheung Kong Property Holdings Ltd.	3,955
675	CK Hutchison Holdings Ltd.	9,240
239	CLP Holdings Ltd.	2,078
265	Galaxy Entertainment Group Ltd.	905
80	Hang Lung Properties Ltd.	196

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Hong Kong — continued
212	Hang Seng Bank Ltd.	3,880
495	Henderson Land Development Co., Ltd.	3,164
837	HKT Trust & HKT Ltd.	1,003
1,720	Hong Kong & China Gas Co., Ltd.	3,488
206	Hong Kong Exchanges and Clearing Ltd.	5,383
504	Kerry Properties Ltd.	1,490
2,030	Li & Fung Ltd.	1,646
414	Link REIT	2,473
582	MTR Corp., Ltd.	2,634
2,129	New World Development Co., Ltd.	2,271
183	NWS Holdings Ltd.	275
249	Power Assets Holdings Ltd.	2,477
774	Sands China Ltd.	2,789
1,508	Sino Land Co., Ltd.	2,328
363	Sun Hung Kai Properties Ltd.	4,849
185	Swire Pacific Ltd., Class A	2,132
60	Techtronic Industries Co., Ltd.	217
528	Wharf Holdings Ltd. (The)	3,142
121	Wheelock & Co., Ltd.	564
174	Yue Yuen Industrial Holdings Ltd.	635

		86,284

	Ireland — 1.0%
338	Accenture plc, Class A	36,188
67	Allegion plc	4,395
172	James Hardie Industries plc	2,221
64	Medtronic plc	4,699
29	Perrigo Co. plc	4,638
213	Shire plc	16,121
220	XL Group plc	8,371

		76,633

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	9,160

	Italy — 1.1%
588	Assicurazioni Generali S.p.A.	11,140
319	Atlantia S.p.A.	8,841
4,007	Enel S.p.A.	18,477
166	Eni S.p.A.	2,713
3,766	Intesa Sanpaolo S.p.A.	13,101
984	Snam S.p.A.	5,093
6,576	Telecom Italia S.p.A. (a)	9,175
1,853	UniCredit S.p.A.	11,963

		80,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 8.7%
328	Ajinomoto Co., Inc.	7,306
4	Alfresa Holdings Corp.	77
92	Alps Electric Co., Ltd.	2,856
686	Amada Holdings Co., Ltd.	6,119
1,534	ANA Holdings, Inc.	4,581
200	Asahi Glass Co., Ltd.	1,145
27	Asahi Group Holdings Ltd.	845
579	Asahi Kasei Corp.	3,553
521	Astellas Pharma, Inc.	7,559
194	Bandai Namco Holdings, Inc.	4,774
824	Bank of Yokohama Ltd. (The)	5,143
205	Bridgestone Corp.	7,521
214	Canon, Inc.	6,399
53	Central Japan Railway Co.	9,595
894	Chiba Bank Ltd. (The)	6,522
107	Chubu Electric Power Co., Inc.	1,646
42	Chugai Pharmaceutical Co., Ltd.	1,339
354	Citizen Holdings Co., Ltd.	2,683
82	COLOPL, Inc.	1,335
203	Daicel Corp.	2,683
420	Dai-ichi Life Insurance Co., Ltd. (The)	7,273
102	Daikin Industries Ltd.	6,554
111	Daiwa House Industry Co., Ltd.	2,901
54	Denso Corp.	2,499
101	Dentsu, Inc.	5,695
140	East Japan Railway Co.	13,301
50	Eisai Co., Ltd.	3,146
40	FamilyMart Co., Ltd.	1,631
25	FANUC Corp.	4,323
23	Fast Retailing Co., Ltd.	8,219
188	Fuji Heavy Industries Ltd.	7,278
118	FUJIFILM Holdings Corp.	4,691
24	Fukuoka Financial Group, Inc.	126
770	Furukawa Electric Co., Ltd.	1,409
1,709	Hitachi Ltd.	9,859
402	Hokuhoku Financial Group, Inc.	893
402	Honda Motor Co., Ltd.	13,288
57	Hoya Corp.	2,348
105	Hulic Co., Ltd.	982
257	Ibiden Co., Ltd.	3,545
15	Isetan Mitsukoshi Holdings Ltd.	245
2	Japan Retail Fund Investment Corp.	4,005
352	Japan Tobacco, Inc.	12,183
87	JFE Holdings, Inc.	1,369
471	Kansai Electric Power Co., Inc. (The) (a)	6,040

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Japan — continued
54		Kao Corp.	2,772
1,120		Kawasaki Heavy Industries Ltd.	4,495
619		KDDI Corp.	14,986
18		Keyence Corp.	9,579
288		Kirin Holdings Co., Ltd.	4,076
409		Kobe Steel Ltd.	516
67		Komatsu Ltd.	1,096
148		Kubota Corp.	2,294
33		Kyocera Corp.	1,511
210		Kyowa Hakko Kirin Co., Ltd.	3,461
336		Kyushu Electric Power Co., Inc. (a)	4,056
54		Mabuchi Motor Co., Ltd.	2,667
67		Makita Corp.	3,688
339		Marubeni Corp.	1,959
177		Marui Group Co., Ltd.	2,290
335		Medipal Holdings Corp.	5,852
40		MEIJI Holdings Co., Ltd.	3,144
416		Mitsubishi Corp.	7,570
844		Mitsubishi Electric Corp.	8,790
143		Mitsubishi Estate Co., Ltd.	3,067
300		Mitsubishi Heavy Industries Ltd.	1,512
7		Mitsubishi Motors Corp.	65
3,739		Mitsubishi UFJ Financial Group, Inc.	24,183
726		Mitsui & Co., Ltd.	9,213
913		Mitsui Chemicals, Inc.	3,452
400		Mitsui Fudosan Co., Ltd.	10,885
149		Mitsui OSK Lines Ltd.	398
4,477		Mizuho Financial Group, Inc.	9,223
31		Murata Manufacturing Co., Ltd.	4,427
160		NGK Spark Plug Co., Ltd.	3,893
157		NH Foods Ltd.	3,275
92		Nidec Corp.	6,910
23		Nintendo Co., Ltd.	3,677
489		Nippon Electric Glass Co., Ltd.	2,393
429		Nippon Express Co., Ltd.	2,210
–	(h)	Nippon Prologis REIT, Inc.	264
340		Nippon Steel & Sumitomo Metal Corp.	6,889
308		Nippon Telegraph & Telephone Corp.	11,273
1,133		Nissan Motor Co., Ltd.	11,742
40		Nitori Holdings Co., Ltd.	3,150
78		Nitto Denko Corp.	5,002
1,458		Nomura Holdings, Inc.	9,173
74		Nomura Real Estate Holdings, Inc.	1,586
148		NTT DOCOMO, Inc.	2,890
336		Obayashi Corp.	2,947
75		Omron Corp.	2,487

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
20		Ono Pharmaceutical Co., Ltd.	2,671
30		Oriental Land Co., Ltd.	1,798
269		ORIX Corp.	3,930
159		Otsuka Holdings Co., Ltd.	5,298
459		Panasonic Corp.	5,389
144		Rakuten, Inc.	1,989
1,167		Resona Holdings, Inc.	6,175
9		Santen Pharmaceutical Co., Ltd.	115
310		Sanwa Holdings Corp.	2,507
162		Seiko Epson Corp.	2,479
427		Sekisui Chemical Co., Ltd.	5,038
103		Seven & i Holdings Co., Ltd.	4,679
148		Shimadzu Corp.	2,296
408		Shimizu Corp.	3,572
154		Shin-Etsu Chemical Co., Ltd.	9,170
17		SMC Corp.	4,296
160		SoftBank Group Corp.	8,981
222		Sompo Japan Nipponkoa Holdings, Inc.	6,977
346		Sony Corp.	9,835
81		Sumitomo Corp.	888
156		Sumitomo Electric Industries Ltd.	2,135
–	(h)	Sumitomo Forestry Co., Ltd.	1
349		Sumitomo Mitsui Financial Group, Inc.	13,903
32		Sumitomo Realty & Development Co., Ltd.	1,054
–	(h)	Sundrug Co., Ltd.	21
76		Suntory Beverage & Food Ltd.	3,085
158		Suzuken Co., Ltd.	6,028
32		Suzuki Motor Corp.	1,058
102		Sysmex Corp.	5,813
98		T&D Holdings, Inc.	1,283
771		Taiheiyo Cement Corp.	2,542
498		Takashimaya Co., Ltd.	4,452
74		Takeda Pharmaceutical Co., Ltd.	3,623
312		Teijin Ltd.	1,101
115		Terumo Corp.	3,415
185		Tokio Marine Holdings, Inc.	7,140
1,011		Tokyo Gas Co., Ltd.	5,003
238		Toppan Printing Co., Ltd.	2,134
170		Toshiba Corp. (a)	480
682		Toyota Motor Corp.	41,795
124		Unicharm Corp.	2,657
39		West Japan Railway Co.	2,719
201		Yamaha Motor Co., Ltd.	4,514
184		Yamato Holdings Co., Ltd.	3,612

			646,123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Luxembourg — 0.1%
831	ArcelorMittal	4,642

	Netherlands — 1.7%
1,340	Aegon N.V.	8,223
131	ASML Holding N.V.	12,141
196	Heineken Holding N.V.	15,682
39	Heineken N.V.	3,537
1,308	ING Groep N.V., CVA	19,036
2,354	Koninklijke KPN N.V.	8,625
241	NN Group N.V.	7,548
66	NXP Semiconductors N.V. (a)	5,163
1,183	Royal Dutch Shell plc, Class A	30,893
617	Royal Dutch Shell plc, Class B	16,164

		127,012

	New Zealand — 0.1%
500	Auckland International Airport Ltd.	1,778
168	Contact Energy Ltd.	589
444	Meridian Energy Ltd.	667
72	Ryman Healthcare Ltd.	382
800	Spark New Zealand Ltd.	1,815

		5,231

	Norway — 0.3%
676	DNB ASA	8,602
942	Norsk Hydro ASA	3,373
411	Telenor ASA (a)	7,742

		19,717

	Portugal — 0.1%
1,337	EDP—Energias de Portugal S.A.	4,943
437	Galp Energia SGPS S.A.	4,722

		9,665

	Singapore — 0.7%
215	Avago Technologies Ltd.	26,436
1,053	CapitaLand Commercial Trust Ltd.	1,056
260	ComfortDelGro Corp., Ltd.	563
470	DBS Group Holdings Ltd.	5,779
1,558	Global Logistic Properties Ltd.	2,492
1,942	Hutchison Port Holdings Trust, Class U	1,076
505	Keppel Corp., Ltd.	2,541
789	Oversea-Chinese Banking Corp., Ltd.	5,073
1,435	Singapore Telecommunications Ltd.	4,077
320	United Overseas Bank Ltd.	4,639
732	Wilmar International Ltd.	1,631

		55,363

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 1.2%
762	Banco Bilbao Vizcaya Argentaria S.A.	6,556
3,673	Banco Santander S.A.	20,519
6,437	Bankia S.A.	8,272
1,157	Distribuidora Internacional de Alimentacion S.A. (a)	7,349
1,621	Iberdrola S.A.	11,560
420	Industria de Diseno Textil S.A.	15,739
573	Repsol S.A.	7,212
703	Telefonica S.A.	9,270

		86,477

	Sweden — 0.6%
320	Assa Abloy AB, Class B	6,362
62	Atlas Copco AB, Class A	1,619
319	Electrolux AB, Series B	9,393
509	Nordea Bank AB	5,615
1,007	Sandvik AB	9,394
310	SKF AB, Class B	5,454
1,625	TeliaSonera AB	8,303

		46,140

	Switzerland — 4.4%
186	ABB Ltd. (a)	3,507
258	ACE Ltd.	29,295
58	Actelion Ltd. (a)	8,103
259	Cie Financiere Richemont S.A.	22,250
517	Credit Suisse Group AG (a)	12,906
241	LafargeHolcim Ltd. (a)	13,581
874	Nestle S.A.	66,733
480	Novartis AG	43,497
193	Roche Holding AG	52,470
43	Syngenta AG	14,342
312	TE Connectivity Ltd.	20,076
1,206	UBS Group AG	24,085
224	Wolseley plc	13,144
15	Zurich Insurance Group AG (a)	3,931

		327,920

	United Kingdom — 7.6%
1,394	3i Group plc	10,741
82	Anglo American plc	690
101	ARM Holdings plc	1,593
212	Associated British Foods plc	11,268
436	AstraZeneca plc	27,782
1,745	Aviva plc	13,041
1,310	BAE Systems plc	8,860
6,197	Barclays plc	22,080

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
895	BG Group plc	14,134
4,062	BP plc	24,143
621	British American Tobacco plc	36,901
1,406	BT Group plc	10,039
94	Bunzl plc	2,683
516	Capita plc	10,114
3,147	Centrica plc	10,949
362	Compass Group plc	6,228
34	Delphi Automotive plc	2,799
408	Diageo plc	11,753
1,492	Dixons Carphone plc	10,593
1,358	GlaxoSmithKline plc	29,287
399	Hammerson plc	3,912
3,818	HSBC Holdings plc	29,827
157	Imperial Tobacco Group plc	8,436
3,114	ITV plc	12,090
1,822	Kingfisher plc	9,903
32	Liberty Global plc, Class A (a)	1,430
123	Liberty Global plc, Series C (a)	5,256
20,676	Lloyds Banking Group plc	23,468
746	National Grid plc	10,632
76	Next plc	9,364
473	Persimmon plc (a)	14,497
1,073	Prudential plc	25,059
85	Randgold Resources Ltd.	5,689
224	Reckitt Benckiser Group plc	21,890
113	Rio Tinto Ltd.	4,036
387	Rio Tinto plc	14,093
649	RSA Insurance Group plc	4,199
358	SABMiller plc	21,965
291	Standard Chartered plc	3,232
2,563	Tesco plc (a)	7,228
460	Unilever N.V., CVA	20,803
8,741	Vodafone Group plc	28,766
144	Whitbread plc	10,978
132	WPP plc	2,954

		565,385

	United States — 54.1%
13	3M Co.	1,971
531	Abbott Laboratories	23,781
42	AbbVie, Inc.	2,500
331	Adobe Systems, Inc. (a)	29,352
178	Aetna, Inc.	20,460
269	Alcoa, Inc.	2,401
94	Alexion Pharmaceuticals, Inc. (a)	16,476

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
118	Allergan plc (a)	36,465
41	Alliance Data Systems Corp. (a)	12,103
71	Alphabet, Inc., Class A (a)	52,678
83	Alphabet, Inc., Class C (a)	58,781
142	Altria Group, Inc.	8,601
102	Amazon.com, Inc. (a)	64,064
439	American International Group, Inc.	27,709
143	American Tower Corp.	14,631
215	American Water Works Co., Inc.	12,325
93	Ameriprise Financial, Inc.	10,717
58	AMETEK, Inc.	3,163
36	Amgen, Inc.	5,728
150	Amphenol Corp., Class A	8,142
191	Anadarko Petroleum Corp.	12,790
1,317	Apple, Inc.	157,387
670	Applied Materials, Inc.	11,243
235	Archer-Daniels-Midland Co.	10,717
21	Arrow Electronics, Inc. (a)	1,130
151	Arthur J. Gallagher & Co.	6,622
1,119	AT&T, Inc.	37,484
103	Automatic Data Processing, Inc.	8,917
81	AutoNation, Inc. (a)	5,127
12	AutoZone, Inc. (a)	9,664
91	AvalonBay Communities, Inc.	15,962
28	Avnet, Inc.	1,254
91	Axiall Corp.	1,846
204	Baker Hughes, Inc.	10,757
3,441	Bank of America Corp.	57,732
129	BB&T Corp.	4,786
18	Becton, Dickinson and Co.	2,583
251	Berkshire Hathaway, Inc., Class B (a)	34,203
229	Best Buy Co., Inc.	8,006
92	Biogen, Inc. (a)	26,789
79	BioMarin Pharmaceutical, Inc. (a)	9,264
65	BlackRock, Inc.	22,825
69	Boston Properties, Inc.	8,639
1,266	Boston Scientific Corp. (a)	23,140
575	Bristol-Myers Squibb Co.	37,913
208	Broadcom Corp., Class A	10,712
32	Bunge Ltd.	2,307
301	Cabot Oil & Gas Corp.	6,530
179	Capital One Financial Corp.	14,160
218	Carnival Corp.	11,806
23	Caterpillar, Inc.	1,669
276	CBS Corp. (Non-Voting), Class B	12,818
296	Celgene Corp. (a)	36,261

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
22	Centene Corp. (a)	1,321
296	CenterPoint Energy, Inc.	5,494
51	CF Industries Holdings, Inc.	2,567
686	Charles Schwab Corp. (The)	20,935
91	Charter Communications, Inc., Class A (a)	17,456
426	Chevron Corp.	38,706
54	Cigna Corp.	7,229
841	Cisco Systems, Inc.	24,264
1,006	Citigroup, Inc.	53,477
309	CMS Energy Corp.	11,148
618	Coca-Cola Co. (The)	26,176
132	Coca-Cola Enterprises, Inc.	6,797
363	Cognizant Technology Solutions Corp., Class A (a)	24,728
113	Colgate-Palmolive Co.	7,489
470	Columbia Pipeline Group, Inc.	9,755
660	Comcast Corp., Class A	41,317
76	Concho Resources, Inc. (a)	8,808
76	ConocoPhillips	4,078
140	Constellation Brands, Inc., Class A	18,906
289	Corning, Inc.	5,375
178	Costco Wholesale Corp.	28,144
271	Crown Holdings, Inc. (a)	14,383
234	CSX Corp.	6,308
91	Cummins, Inc.	9,465
151	CVS Health Corp.	14,944
304	D.R. Horton, Inc.	8,945
251	Delta Air Lines, Inc.	12,741
31	DENTSPLY International, Inc.	1,914
192	Discover Financial Services	10,788
224	DISH Network Corp., Class A (a)	14,117
168	Dollar General Corp.	11,366
133	Douglas Emmett, Inc.	4,048
374	Dow Chemical Co. (The)	19,303
71	Dr. Pepper Snapple Group, Inc.	6,376
88	DTE Energy Co.	7,216
91	Dunkin’ Brands Group, Inc.	3,754
327	E.I. du Pont de Nemours & Co.	20,760
110	Eastman Chemical Co.	7,939
366	Eaton Corp. plc	20,483
238	Edison International	14,424
402	Eli Lilly & Co.	32,819
321	EMC Corp.	8,408
225	EOG Resources, Inc.	19,340
147	EQT Corp.	9,690
115	Equifax, Inc.	12,275

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
16	Equinix, Inc.	4,836
41	Essex Property Trust, Inc.	8,972
105	Exelon Corp.	2,933
168	Express Scripts Holding Co. (a)	14,512
878	Exxon Mobil Corp.	72,615
14	F5 Networks, Inc. (a)	1,557
613	Facebook, Inc., Class A (a)	62,457
56	FedEx Corp.	8,800
263	Fidelity National Information Services, Inc.	19,160
699	Fifth Third Bancorp	13,324
31	Flowserve Corp.	1,456
187	Fluor Corp.	8,953
31	Foot Locker, Inc.	2,131
631	Ford Motor Co.	9,351
41	Fortune Brands Home & Security, Inc.	2,150
109	Freescale Semiconductor Ltd. (a)	3,654
47	General Dynamics Corp.	6,939
1,882	General Electric Co.	54,431
139	General Motors Co.	4,864
398	Gilead Sciences, Inc.	43,022
115	Goldman Sachs Group, Inc. (The)	21,573
182	Halliburton Co.	6,981
124	Harman International Industries, Inc.	13,685
48	Hartford Financial Services Group, Inc. (The)	2,243
141	Hershey Co. (The)	12,533
146	Highwoods Properties, Inc.	6,329
123	Hilton Worldwide Holdings, Inc.	3,084
40	HollyFrontier Corp.	1,981
41	Hologic, Inc. (a)	1,596
395	Home Depot, Inc. (The)	48,799
362	Honeywell International, Inc.	37,380
488	HP, Inc.	13,160
100	Humana, Inc.	17,886
56	Illumina, Inc. (a)	7,952
32	Incyte Corp. (a)	3,721
239	Ingersoll-Rand plc	14,145
386	Intel Corp.	13,081
77	Intercontinental Exchange, Inc.	19,400
81	International Business Machines Corp.	11,291
448	Invesco Ltd.	14,867
39	Jack Henry & Associates, Inc.	2,982
407	Johnson & Johnson	41,081
626	KeyCorp	7,773
154	Kimberly-Clark Corp.	18,395
151	Kinder Morgan, Inc.	4,131
192	Kroger Co. (The)	7,252

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
120	L-3 Communications Holdings, Inc.	15,192
296	Lam Research Corp.	22,708
158	Liberty Property Trust	5,390
81	Lincoln National Corp.	4,328
428	Lowe’s Cos., Inc.	31,587
16	ManpowerGroup, Inc.	1,472
252	Marathon Petroleum Corp.	13,069
49	Martin Marietta Materials, Inc.	7,567
328	Masco Corp.	9,509
37	MasterCard, Inc., Class A	3,698
12	McDonald’s Corp.	1,383
36	McGraw Hill Financial, Inc.	3,338
138	McKesson Corp.	24,630
44	Mead Johnson Nutrition Co.	3,574
353	Merck & Co., Inc.	19,298
577	MetLife, Inc.	29,046
2,050	Microsoft Corp.	107,912
227	Molson Coors Brewing Co., Class B	19,960
758	Mondelez International, Inc., Class A	34,998
15	Monsanto Co.	1,380
21	Moody’s Corp.	2,039
874	Morgan Stanley	28,831
406	Mosaic Co. (The)	13,715
92	Mylan N.V. (a)	4,053
84	National Oilwell Varco, Inc.	3,167
230	NextEra Energy, Inc.	23,659
48	NIKE, Inc., Class B	6,271
80	Northrop Grumman Corp.	14,999
66	Nucor Corp.	2,786
320	Occidental Petroleum Corp.	23,865
506	Oracle Corp.	19,668
337	PACCAR, Inc.	17,750
84	Parker-Hannifin Corp.	8,762
222	PayPal Holdings, Inc. (a)	8,010
433	PepsiCo, Inc.	44,287
1,692	Pfizer, Inc.	57,213
162	PG&E Corp.	8,649
431	Philip Morris International, Inc.	38,076
1	Phillips 66	103
444	PPL Corp.	15,282
6	Priceline Group, Inc. (The) (a)	7,998
680	Procter & Gamble Co. (The)	51,910
344	Prologis, Inc.	14,711
131	Prudential Financial, Inc.	10,806
334	Public Service Enterprise Group, Inc.	13,783
318	PulteGroup, Inc.	5,827

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
243	QUALCOMM, Inc.	14,419
24	Quest Diagnostics, Inc.	1,614
98	Questar Corp.	2,021
83	Ralph Lauren Corp.	9,180
68	Raytheon Co.	7,933
42	Red Hat, Inc. (a)	3,352
57	Regency Centers Corp.	3,894
12	Regeneron Pharmaceuticals, Inc. (a)	6,767
93	Republic Services, Inc.	4,077
28	Robert Half International, Inc.	1,454
204	Ross Stores, Inc.	10,304
171	Royal Caribbean Cruises Ltd.	16,826
326	Schlumberger Ltd.	25,470
49	Sealed Air Corp.	2,427
44	Sherwin-Williams Co. (The)	11,719
102	Simon Property Group, Inc.	20,577
540	Sirius XM Holdings, Inc. (a)	2,202
108	SL Green Realty Corp.	12,787
52	Snap-on, Inc.	8,573
94	Stanley Black & Decker, Inc.	9,946
441	Starbucks Corp.	27,621
63	Stryker Corp.	6,062
223	SunTrust Banks, Inc.	9,266
61	SVB Financial Group (a)	7,426
43	Symantec Corp.	885
37	Synopsys, Inc. (a)	1,862
230	Target Corp.	17,744
221	TD Ameritrade Holding Corp.	7,604
474	Texas Instruments, Inc.	26,867
142	Thermo Fisher Scientific, Inc.	18,566
82	Thomson Reuters Corp.	3,359
52	Tiffany & Co.	4,276
59	Time Warner Cable, Inc.	11,236
344	Time Warner, Inc.	25,904
354	TJX Cos., Inc. (The)	25,900
124	T-Mobile USA, Inc. (a)	4,694
211	Toll Brothers, Inc. (a)	7,578
35	Total System Services, Inc.	1,829
739	Twenty-First Century Fox, Inc., Class A	22,665
93	Twenty-First Century Fox, Inc., Class B	2,877
97	U.S. Bancorp	4,094
377	Union Pacific Corp.	33,694
227	United Continental Holdings, Inc. (a)	13,702
362	United Technologies Corp.	35,648
326	UnitedHealth Group, Inc.	38,354
257	V.F. Corp.	17,372

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		United States — continued
117		Valeant Pharmaceuticals International, Inc. (a)	10,904
238		Valero Energy Corp.	15,703
35		Vantiv, Inc., Class A (a)	1,747
–	(h)	Veritiv Corp. (a)	–	(h)
587		Verizon Communications, Inc.	27,513
120		Vertex Pharmaceuticals, Inc. (a)	14,956
620		Visa, Inc., Class A	48,137
49		Vulcan Materials Co.	4,770
113		Walgreens Boots Alliance, Inc.	9,565
301		Walt Disney Co. (The)	34,200
1,380		Wells Fargo & Co.	74,726
78		Western Union Co. (The)	1,498
147		WestRock Co.	7,904
388		Xcel Energy, Inc.	13,815

			4,014,809

		Total Common Stocks (Cost $6,756,444)	7,177,733

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Australia — 0.0% (g)
31		Westpac Banking Corp., expiring 11/11/15 (a)	107

		Spain — 0.0% (g)
3,673		Banco Santander S.A., expiring 11/03/15 (a)	202

		Total Rights (Cost $204)	309

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 0.2%
	Germany — 0.2%
131	Henkel AG & Co. KGaA	14,184
30	Volkswagen AG	3,605

		17,789

	Total Preferred Stocks (Cost $19,229)	17,789

Short-Term Investment — 2.8%
	Investment Company — 2.8%
207,057	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $207,057)	207,057

	Total Investments — 99.8% (Cost $6,982,934)	7,402,888
	Other Assets in Excess of Liabilities — 0.2% (c)	12,390

	NET ASSETS — 100.0%	$7,415,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.9%
Pharmaceuticals	7.3
Oil, Gas & Consumable Fuels	5.6
Insurance	4.2
Media	3.1
Beverages	2.7
Capital Markets	2.7
Specialty Retail	2.6
Software	2.6
Technology Hardware, Storage & Peripherals	2.6
IT Services	2.6
Biotechnology	2.4
Internet Software & Services	2.3
Diversified Telecommunication Services	2.3
Chemicals	2.2
Food Products	2.2
Aerospace & Defense	2.2
Real Estate Investment Trusts (REITs)	2.1
Automobiles	2.0

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	1.9%
Health Care Providers & Services	1.9
Machinery	1.8
Electric Utilities	1.7
Household Products	1.6
Food & Staples Retailing	1.5
Road & Rail	1.4
Tobacco	1.4
Hotels, Restaurants & Leisure	1.4
Industrial Conglomerates	1.1
Multi-Utilities	1.1
Household Durables	1.1
Metals & Mining	1.0
Electronic Equipment, Instruments & Components	1.0
Health Care Equipment & Supplies	1.0
Internet & Catalog Retail	1.0
Others (each less than 1.0%)	12.7
Short-Term Investment	2.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,738	E-mini S&P 500	12/18/15	USD	$180,205	$10,589

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 101.0%
		Brazil — 1.2%
3		Itau Unibanco Holding S.A. (Preference Shares), ADR	19

		Canada — 1.7%
1		MEG Energy Corp. (a)	11
–	(h)	Toronto-Dominion Bank (The)	16

			27

		China — 7.7%
–	(h)	Baidu, Inc., ADR (a)	53
–	(h)	Bitauto Holdings Ltd., ADR (a)	8
–	(h)	CNOOC Ltd., ADR	18
56		Industrial & Commercial Bank of China Ltd., Class H	35
1		Vipshop Holdings Ltd., ADR (a)	12

			126

		Finland — 1.6%
3		Nokia OYJ	19
2		Outokumpu OYJ (a)	7

			26

		France — 7.0%
–	(h)	Airbus Group SE	13
1		AXA S.A.	29
1		IPSOS	16
1		Orange S.A.	19
–	(h)	Sanofi	38

			115

		Germany — 1.3%
–	(h)	Bayer AG	22

		India — 1.5%
1		ICICI Bank Ltd., ADR	12
–	(h)	Tata Motors Ltd., ADR (a)	13

			25

		Ireland — 1.7%
–	(h)	Shire plc, ADR	29

		Israel — 3.5%
1		Teva Pharmaceutical Industries Ltd., ADR	57

		Japan — 1.2%
1		Sumitomo Mitsui Financial Group, Inc.	20

		Netherlands — 1.3%
–	(h)	NXP Semiconductors N.V. (a)	21

		Norway — 1.0%
1		DNB ASA	16

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 1.4%
–	(h)	Samsung Electronics Co., Ltd.	23

		Spain — 0.8%
–	(h)	Grifols S.A., ADR	13

		Switzerland — 5.3%
–	(h)	ACE Ltd.	26
–	(h)	Novartis AG	27
–	(h)	Roche Holding AG	17
1		UBS Group AG	17

			87

		United Kingdom — 7.1%
9		Barclays plc	31
28		Lloyds Banking Group plc	31
1		Standard Chartered plc	15
12		Vodafone Group plc	40

			117

		United States — 55.7%
–	(h)	Aetna, Inc.	18
–	(h)	Alexion Pharmaceuticals, Inc. (a)	19
–	(h)	Allergan plc (a)	27
–	(h)	Alphabet, Inc., Class C (a)	38
–	(h)	Amazon.com, Inc. (a)	33
–	(h)	Anadarko Petroleum Corp.	22
–	(h)	Apple, Inc.	25
2		Bank of America Corp.	34
–	(h)	Biogen, Inc. (a)	12
–	(h)	CBS Corp. (Non-Voting), Class B	20
–	(h)	Charter Communications, Inc., Class A (a)	23
1		Citigroup, Inc.	55
1		Columbia Pipeline Group, Inc.	14
–	(h)	DISH Network Corp., Class A (a)	15
–	(h)	Eaton Corp. plc	18
1		Fairchild Semiconductor International, Inc. (a)	15
1		Fluor Corp.	41
2		Frontier Communications Corp.	10
–	(h)	Harman International Industries, Inc.	24
1		Horizon Pharma plc (a)	14
–	(h)	Humana, Inc.	17
1		Invesco Ltd.	19
–	(h)	Johnson & Johnson	18
–	(h)	Keurig Green Mountain, Inc.	8
–	(h)	Lam Research Corp.	30
–	(h)	McKesson Corp.	16

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		United States — continued
1		MetLife, Inc.	41
1		Mosaic Co. (The)	23
1		Navient Corp.	9
–	(h)	Occidental Petroleum Corp.	27
1		Pfizer, Inc.	28
–	(h)	QUALCOMM, Inc.	24
–	(h)	Ralph Lauren Corp.	22
2		Time, Inc.	40
2		Twenty-First Century Fox, Inc., Class A	61
–	(h)	United Continental Holdings, Inc. (a)	22
–	(h)	Valeant Pharmaceuticals International, Inc. (a)	20
–	(h)	Vertex Pharmaceuticals, Inc. (a)	12

			914

		Total Common Stocks (Cost $1,550)	1,657

		Total Investments — 101.0% (Cost $1,550)	1,657
		Liabilities in Excess of Other Assets — (1.0)%	(16)

		NET ASSETS — 100.0%	$1,641

Percentages indicated are based on net assets.
Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	17.9%
Banks	17.3
Media	10.5
Internet Software & Services	6.0
Insurance	5.8
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	4.0
Biotechnology	3.4
Health Care Providers & Services	3.1
Technology Hardware, Storage & Peripherals	2.9
Internet & Catalog Retail	2.7
Communications Equipment	2.6
Construction & Engineering	2.5
Wireless Telecommunication Services	2.4
Capital Markets	2.2
Diversified Telecommunication Services	1.8
Household Durables	1.5
Chemicals	1.4
Airlines	1.4
Textiles, Apparel & Luxury Goods	1.3
Electrical Equipment	1.1
Others (each less than 1.0%)	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Australia — 1.1%
1,226	BHP Billiton Ltd.	20,105
639	BHP Billiton plc	10,206
1,794	South32 Ltd. (a)	1,858

		32,169

	Belgium — 1.7%
418	Anheuser-Busch InBev S.A./N.V.	49,894

	China — 2.6%
13,390	China Construction Bank Corp., Class H	9,705
21,173	CNOOC Ltd.	23,915
15,693	Industrial & Commercial Bank of China Ltd., Class H	9,954
4,362	Ping An Insurance Group Co. of China Ltd., Class H	24,482
5,737	Wynn Macau Ltd.	7,877

		75,933

	Denmark — 0.9%
497	Novo Nordisk A/S, Class B	26,396

	France — 11.8%
653	Accor S.A.	32,421
1,506	AXA S.A.	40,185
655	BNP Paribas S.A.	39,690
188	Essilor International S.A.	24,670
8	Hermes International	3,213
240	Imerys S.A.	16,434
92	Kering	16,940
182	LVMH Moet Hennessy Louis Vuitton SE	33,927
243	Pernod-Ricard S.A.	28,539
509	Sanofi	51,340
633	Schneider Electric SE	38,160
358	Technip S.A.	18,656

		344,175

	Germany — 7.7%
265	Allianz SE	46,469
314	Bayer AG	41,906
202	Continental AG	48,420
330	Fresenius Medical Care AG & Co. KGaA	29,679
734	SAP SE	57,835

		224,309

	Hong Kong — 4.1%
3,610	Cheung Kong Property Holdings Ltd.	25,256
6,322	China Overseas Land & Investment Ltd.	20,419
2,902	CK Hutchison Holdings Ltd.	39,732
6,606	Hang Lung Properties Ltd.	16,164
5,482	Sands China Ltd.	19,739

		121,310

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.9%
449	HDFC Bank Ltd., ADR	27,455

	Indonesia — 0.6%
37,920	Astra International Tbk PT	16,301

	Israel — 1.1%
533	Teva Pharmaceutical Industries Ltd., ADR	31,561

	Japan — 21.9%
2,597	Astellas Pharma, Inc.	37,690
347	Daikin Industries Ltd.	22,263
255	East Japan Railway Co.	24,225
154	FANUC Corp.	27,101
1,384	Honda Motor Co., Ltd.	45,790
2,491	Inpex Corp.	23,745
1,515	Japan Tobacco, Inc.	52,419
1,054	KDDI Corp.	25,498
55	Keyence Corp.	28,842
1,346	Komatsu Ltd.	22,117
2,668	Kubota Corp.	41,358
533	Makita Corp.	29,205
847	Mitsui Fudosan Co., Ltd.	23,050
302	Nidec Corp.	22,765
235	Nitto Denko Corp.	15,050
330	Shin-Etsu Chemical Co., Ltd.	19,649
142	SMC Corp.	36,451
1,493	Sumitomo Mitsui Financial Group, Inc.	59,557
492	Tokyo Electron Ltd.	29,522
869	Toyota Motor Corp.	53,226

		639,523

	Netherlands — 4.2%
556	Akzo Nobel N.V.	39,317
347	ASML Holding N.V.	32,195
3,450	ING Groep N.V., CVA	50,207

		121,719

	South Africa — 1.0%
200	Naspers Ltd., Class N	29,157

	South Korea — 1.8%
57	Hyundai Mobis Co., Ltd.	11,951
71	Samsung Electronics Co., Ltd., Reg. S, GDR	42,265

		54,216

	Switzerland — 13.3%
375	Cie Financiere Richemont S.A.	32,181
1,706	Credit Suisse Group AG (a)	42,556
7,183	Glencore plc (a)	12,401
546	LafargeHolcim Ltd. (a)	30,714
545	Nestle S.A.	41,604
714	Novartis AG	64,667

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
227	Roche Holding AG	61,732
3,005	UBS Group AG	60,020
161	Zurich Insurance Group AG (a)	42,396

		388,271

	Taiwan — 1.1%
1,476	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	32,414

	United Kingdom — 22.2%
600	Aggreko plc	8,459
2,190	ARM Holdings plc	34,494
12,804	Barclays plc	45,616
3,704	BG Group plc	58,510
706	British American Tobacco plc	41,968
1,493	Burberry Group plc	30,500
7,856	HSBC Holdings plc	61,428
667	Imperial Tobacco Group plc	35,895
38,392	Lloyds Banking Group plc	43,575
2,908	Meggitt plc	15,839
2,519	Prudential plc	58,828
398	Rio Tinto Ltd.	14,222
436	Rio Tinto plc	15,892
3,014	Standard Chartered plc	33,458
796	Tullow Oil plc (a)	2,485
781	Unilever plc	34,771
20,721	Vodafone Group plc	68,191
1,992	WPP plc	44,653

		648,784

	Total Common Stocks (Cost $2,671,695)	2,863,587

Preferred Stock — 1.2%
	Germany — 1.2%
318	Henkel AG & Co. KGaA (Cost $28,342)	34,477

Short-Term Investment — 1.2%
	Investment Company — 1.2%
36,512	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $36,512)	36,512

	Total Investments — 100.4% (Cost $2,736,549)	2,934,576
	Liabilities in Excess of Other Assets — (0.4)%	(11,953)

	NET ASSETS — 100.0%	$2,922,623

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015 The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENTAGE
Banks	13.0%
Pharmaceuticals	10.7
Insurance	7.2
Machinery	5.3
Tobacco	4.4
Semiconductors & Semiconductor Equipment	4.4
Textiles, Apparel & Luxury Goods	4.0
Automobiles	3.9
Oil, Gas & Consumable Fuels	3.7
Capital Markets	3.5
Wireless Telecommunication Services	3.2
Real Estate Management & Development	2.9
Beverages	2.7
Metals & Mining	2.5
Chemicals	2.5
Media	2.5
Electrical Equipment	2.1
Auto Components	2.1
Hotels, Restaurants & Leisure	2.0
Software	2.0
Construction Materials	1.6
Technology Hardware, Storage & Peripherals	1.4
Food Products	1.4
Industrial Conglomerates	1.4
Personal Products	1.2
Household Products	1.2
Health Care Providers & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Australia — 5.3%
149	BHP Billiton plc	2,376
86	Suncorp Group Ltd.	802
148	Transurban Group	1,098
223	Westfield Corp.	1,618

		5,894

	Canada — 2.0%
46	Bank of Nova Scotia (The)	2,185

	Denmark — 2.1%
84	Danske Bank A/S	2,308

	Finland — 2.2%
128	UPM-Kymmene OYJ	2,393

	France — 6.0%
21	Accor S.A.	1,025
21	Thales S.A.	1,499
63	TOTAL S.A.	3,043
4	Unibail-Rodamco SE	1,098

		6,665

	Germany — 13.6%
7	Allianz SE	1,300
20	Bayer AG	2,603
5	Continental AG	1,176
58	Covestro AG (a) (e)	1,786
26	Daimler AG	2,270
24	Deutsche Boerse AG	2,228
78	Deutsche Wohnen AG	2,211
26	ProSiebenSat.1 Media SE	1,405

		14,979

	Hong Kong — 2.8%
143	Cheung Kong Property Holdings Ltd.	1,001
151	CK Hutchison Holdings Ltd.	2,063

		3,064

	Israel — 3.2%
1,664	Bezeq The Israeli Telecommunication Corp., Ltd.	3,567

	Italy — 5.8%
94	Atlantia S.p.A.	2,594
660	Intesa Sanpaolo S.p.A.	2,296
214	Poste Italiane S.p.A. (a) (e)	1,532

		6,422

	Japan — 15.5%
116	Dai-ichi Life Insurance Co., Ltd. (The)	2,003
87	Daiwa House Industry Co., Ltd.	2,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
20	Dentsu, Inc.	1,124
60	Japan Airlines Co., Ltd.	2,264
61	Japan Tobacco, Inc.	2,111
377	Mitsubishi UFJ Financial Group, Inc.	2,438
79	Nippon Telegraph & Telephone Corp.	2,889
45	Seven & i Holdings Co., Ltd.	2,030

		17,138

	Netherlands — 3.1%
112	ING Groep N.V., CVA	1,626
58	NN Group N.V.	1,812

		3,438

	Portugal — 1.2%
115	CTT-Correios de Portugal S.A.	1,301

	Russia — 2.7%
204	MMC Norilsk Nickel PJSC, ADR	3,023

	Spain — 1.5%
73	Endesa S.A.	1,614

	Switzerland — 6.9%
22	Novartis AG	1,950
13	Roche Holding AG	3,560
37	Wolseley plc	2,171

		7,681

	Taiwan — 2.1%
348	Siliconware Precision Industries Co., Ltd., ADR	2,327

	United Kingdom — 18.0%
257	3i Group plc	1,983
346	BAE Systems plc	2,341
22	Berkeley Group Holdings plc	1,102
365	Direct Line Insurance Group plc	2,217
131	GlaxoSmithKline plc	2,822
164	Hammerson plc	1,605
35	InterContinental Hotels Group plc	1,402
276	ITV plc	1,070
283	Legal & General Group plc	1,142
142	Meggitt plc	776
65	Reed Elsevier N.V.	1,107
84	RSA Insurance Group plc	546
77	WPP plc	1,717

		19,830

	United States — 2.1%
41	Carnival plc	2,272

	Total Common Stocks (Cost $103,332)	106,101

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
3,526	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $3,526)	3,526

	Total Investments — 99.3% (Cost $106,858)	109,627
	Other Assets in Excess of Liabilities — 0.7%	790

	NET ASSETS — 100.0%	$110,417

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	10.4%
Pharmaceuticals	10.0
Banks	9.9
Diversified Telecommunication Services	5.9
Media	5.8
Real Estate Management & Development	5.0
Metals & Mining	4.9
Hotels, Restaurants & Leisure	4.3
Aerospace & Defense	4.2
Real Estate Investment Trusts (REITs)	3.9
Transportation Infrastructure	3.4
Oil, Gas & Consumable Fuels	2.8
Paper & Forest Products	2.2
Semiconductors & Semiconductor Equipment	2.1
Automobiles	2.1
Airlines	2.1
Diversified Financial Services	2.0
Trading Companies & Distributors	2.0
Tobacco	1.9
Industrial Conglomerates	1.9
Food & Staples Retailing	1.8
Capital Markets	1.8
Chemicals	1.6
Electric Utilities	1.5
Air Freight & Logistics	1.2
Auto Components	1.1
Household Durables	1.0
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Australia — 3.6%
1,589	Australia & New Zealand Banking Group Ltd.	30,739
4,539	Goodman Group	19,473
2,121	Oil Search Ltd.	11,818
2,603	Westfield Corp.	18,885

		80,915

	China — 0.9%
3,382	ENN Energy Holdings Ltd.	19,374

	Denmark — 0.9%
336	Chr Hansen Holding A/S	20,193

	Finland — 2.0%
3,899	Nokia OYJ	29,005
809	UPM-Kymmene OYJ	15,136

		44,141

	France — 9.8%
278	Air Liquide S.A.	36,017
419	Airbus Group SE	29,161
725	AXA S.A.	19,347
556	BNP Paribas S.A.	33,662
537	Klepierre	25,430
266	Renault S.A.	25,108
377	Thales S.A.	27,249
156	Valeo S.A.	24,116

		220,090

	Germany — 5.6%
379	Bayer AG	50,524
92	Continental AG	22,064
320	Daimler AG	27,769
2,130	Infineon Technologies AG	26,241

		126,598

	Hong Kong — 2.0%
5,726	China Overseas Land & Investment Ltd.	18,494
1,355	CK Hutchison Holdings Ltd.	18,549
8,358	Sun Art Retail Group Ltd.	6,832

		43,875

	India — 0.9%
320	HDFC Bank Ltd., ADR	19,556

	Ireland — 1.5%
456	Shire plc	34,537

	Italy — 2.8%
6,185	Enel S.p.A.	28,522
9,590	Intesa Sanpaolo S.p.A.	33,365

		61,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 21.7%
391	Daikin Industries Ltd.	25,109
1,116	Daiwa House Industry Co., Ltd.	29,293
725	Dentsu, Inc.	40,753
1,136	DMG Mori Co., Ltd.	16,164
952	Japan Airlines Co., Ltd.	35,846
6,257	Kajima Corp.	35,806
55	Keyence Corp.	28,738
6,424	Mitsubishi UFJ Financial Group, Inc.	41,545
1,037	Mitsui Fudosan Co., Ltd.	28,221
645	NH Foods Ltd.	13,454
1,132	Nippon Steel & Sumitomo Metal Corp.	22,953
772	Nippon Telegraph & Telephone Corp.	28,306
2,130	ORIX Corp.	31,107
633	Seven & i Holdings Co., Ltd.	28,740
679	Sompo Japan Nipponkoa Holdings, Inc.	21,329
560	Sumitomo Mitsui Financial Group, Inc.	22,336
350	Suntory Beverage & Food Ltd.	14,169
1,155	Yamato Holdings Co., Ltd.	22,733

		486,602

	Netherlands — 4.9%
288	ASML Holding N.V.	26,710
2,417	ING Groep N.V., CVA	35,176
1,869	Royal Dutch Shell plc, Class A	48,962

		110,848

	Norway — 1.0%
6,449	Norsk Hydro ASA	23,098

	Spain — 0.5%
1,770	Distribuidora Internacional de Alimentacion S.A. (a)	11,243

	Sweden — 1.4%
1,069	Electrolux AB, Series B	31,451

	Switzerland — 11.1%
935	Nestle S.A.	71,441
430	Novartis AG	38,921
242	Roche Holding AG	65,792
1,991	UBS Group AG	39,761
543	Wolseley plc	31,902

		247,817

	United Kingdom — 26.0%
439	Associated British Foods plc	23,330
495	AstraZeneca plc	31,574
2,837	Aviva plc	21,202
1,235	BG Group plc	19,510
742	British American Tobacco plc	44,104

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
2,375	Dixons Carphone plc	16,861
1,708	GlaxoSmithKline plc	36,824
5,531	HSBC Holdings plc	43,215
412	InterContinental Hotels Group plc	16,452
4,696	Kingfisher plc	25,529
31,268	Lloyds Banking Group plc	35,490
1,760	National Grid plc	25,077
1,054	Pennon Group plc	13,150
1,364	Prudential plc	31,852
377	Reckitt Benckiser Group plc	36,819
1,156	Rio Tinto plc	42,121
438	SABMiller plc	26,914
1,509	Smith & Nephew plc	25,760
2,086	UBM plc	16,434
14,992	Vodafone Group plc	49,339

		581,557

	Total Common Stocks (Cost $2,023,870)	2,163,782

Preferred Stock — 1.0%
	Germany — 1.0%
208	Henkel AG & Co. KGaA (Cost $17,432)	22,519

Short-Term Investment — 2.3%
	Investment Company — 2.3%
52,566	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $52,566)	52,566

	Total Investments — 99.9% (Cost $2,093,868)	2,238,867
	Other Assets in Excess of Liabilities — 0.1%	1,503

	NET ASSETS — 100.0%	$2,240,370

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.2%
Pharmaceuticals	11.5
Food Products	4.8
Insurance	4.2
Metals & Mining	3.9
Oil, Gas & Consumable Fuels	3.6
Real Estate Management & Development	3.4
Real Estate Investment Trusts (REITs)	2.8
Household Products	2.7
Media	2.6
Aerospace & Defense	2.5
Chemicals	2.5
Semiconductors & Semiconductor Equipment	2.4
Automobiles	2.3
Wireless Telecommunication Services	2.2
Food & Staples Retailing	2.1
Auto Components	2.1
Tobacco	2.0
Specialty Retail	1.9
Beverages	1.8
Capital Markets	1.8
Airlines	1.6
Construction & Engineering	1.6
Trading Companies & Distributors	1.4
Household Durables	1.4
Diversified Financial Services	1.4
Communications Equipment	1.3
Electronic Equipment, Instruments & Components	1.3
Electric Utilities	1.3
Diversified Telecommunication Services	1.3
Health Care Equipment & Supplies	1.2
Building Products	1.1
Multi-Utilities	1.1
Air Freight & Logistics	1.0
Others (each less than 1.0%)	4.4
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,251	GBP
9,945	for EUR	Societe Generale	11/09/15	$10,936	#	$11,177	#	$241
5,674	GBP
1,032,691	for JPY	Standard Chartered Bank	11/09/15	8,559	#	8,747	#	188
72,182	AUD	BNP Paribas	11/09/15	52,952		51,458		(1,494)
23,551	AUD	Standard Chartered Bank	11/09/15	17,089		16,789		(300)
22,573	CHF	Barclays Bank plc	11/09/15	23,059		22,841		(218)
27,252	CHF	Credit Suisse International	11/09/15	27,955		27,575		(380)
6,029	CHF	Goldman Sachs International	11/09/15	6,232		6,101		(131)
26,997	CHF	Royal Bank of Canada	11/09/15	27,986		27,317		(669)
139,967	DKK	Royal Bank of Canada	11/09/15	20,585		20,640		55
5,771	EUR	Barclays Bank plc	11/09/15	6,451		6,347		(104)
46,599	EUR	Goldman Sachs International	11/09/15	52,053		51,247		(806)
8,833	EUR	HSBC Bank, N.A.	11/09/15	9,873		9,714		(159)
16,511	EUR	Morgan Stanley	11/09/15	18,582		18,158		(424)
62,104	EUR	Standard Chartered Bank	11/09/15	69,613		68,297		(1,316)
83,541	EUR	Union Bank of Switzerland AG	11/09/15	91,621		91,872		251
25,481	GBP	Goldman Sachs International	11/09/15	38,913		39,280		367
4,810	GBP	Merrill Lynch International	11/09/15	7,331		7,414		83
664,940	JPY	BNP Paribas	11/09/15	5,343		5,511		168
512,043	JPY	Goldman Sachs International	11/09/15	4,265		4,243		(22)
1,463,664	JPY	Merrill Lynch International	11/09/15	12,149		12,130		(19)
1,569,755	JPY	Morgan Stanley	11/09/15	13,060		13,009		(51)
7,520,938	JPY	Standard Chartered Bank	11/09/15	62,489		62,330		(159)
259,269	SEK	Societe Generale	11/09/15	29,637		30,350		713
37,640	SGD	Standard Chartered Bank	11/09/15	27,045		26,862		(183)
				$643,778		$639,409		$(4,369)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
6,284	AUD	BNP Paribas	11/09/15	$4,466		$4,479		$(13)
58,169	CHF	Credit Suisse International	11/09/15	59,250		58,859		391
5,121	CHF	Goldman Sachs International	11/09/15	5,338		5,181		157
6,881	CHF	Standard Chartered Bank	11/09/15	7,232		6,963		269
10,576	CHF	State Street Corp.	11/09/15	10,958		10,702		256
8,985	CHF	Union Bank of Switzerland AG	11/09/15	9,241		9,092		149
19,052	EUR	Goldman Sachs International	11/09/15	21,284		20,952		332
6,538	EUR	Merrill Lynch International	11/09/15	7,359		7,190		169
9,404	EUR	Morgan Stanley	11/09/15	10,634		10,341		293
75,781	EUR	Royal Bank of Canada	11/09/15	84,485		83,338		1,147
10,589	EUR	Royal Bank of Scotland	11/09/15	11,806		11,646		160
4,245	EUR	Standard Chartered Bank	11/09/15	4,826		4,669		157

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,544	GBP	Citibank, N.A.	11/09/15	$21,240	$20,879	$361
8,128	GBP	Goldman Sachs International	11/09/15	12,430	12,530	(100)
111,576	GBP	HSBC Bank, N.A.	11/09/15	172,137	171,999	138
6,219	GBP	Morgan Stanley	11/09/15	9,629	9,587	42
4,912	GBP	Royal Bank of Canada	11/09/15	7,707	7,571	136
6,517	GBP	Royal Bank of Scotland	11/09/15	9,885	10,047	(162)
17,321	GBP	Standard Chartered Bank	11/09/15	26,314	26,701	(387)
1,116,513	JPY	Barclays Bank plc	11/09/15	9,299	9,253	46
3,551,119	JPY	Goldman Sachs International	11/09/15	29,590	29,430	160
582,546	JPY	Merrill Lynch International	11/09/15	4,837	4,827	10
1,264,101	JPY	Royal Bank of Canada	11/09/15	10,559	10,476	83
2,386,781	JPY	State Street Corp.	11/09/15	19,274	19,781	(507)
100,414	NOK	Barclays Bank plc	11/09/15	12,182	11,817	365
				$581,962	$578,310	$3,652

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2015 of the currency being sold, and the value at October 31, 2015 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Australia — 5.4%
674	AMP Ltd.	2,734
387	Australia & New Zealand Banking Group Ltd.	7,492
449	BGP Holdings plc (a)	–	(h)
430	BHP Billiton Ltd.	7,046
139	Commonwealth Bank of Australia	7,527
580	Dexus Property Group	3,183
983	Goodman Group	4,216
72	Macquarie Group Ltd.	4,382
40	National Australia Bank Ltd.	847
992	Qantas Airways Ltd. (a)	2,794
183	Wesfarmers Ltd.	5,122
104	Westpac Banking Corp.	2,306

		47,649

	Denmark — 1.7%
2	AP Moeller—Maersk A/S, Class B	2,624
47	Chr Hansen Holding A/S	2,848
139	Danske Bank A/S	3,823
105	Novo Nordisk A/S, Class B	5,556

		14,851

	Finland — 2.1%
1,000	Nokia OYJ	7,441
389	Outokumpu OYJ (a)	1,322
319	UPM-Kymmene OYJ	5,980
78	Wartsila OYJ Abp	3,349

		18,092

	France — 10.1%
70	Air Liquide S.A.	9,086
134	Airbus Group SE	9,362
44	Arkema S.A.	3,229
390	AXA S.A.	10,395
113	BNP Paribas S.A.	6,855
51	Cap Gemini S.A.	4,567
267	Engie S.A.	4,679
8	L’Oreal S.A.	1,420
78	Renault S.A.	7,360
81	Sanofi	8,146
49	Schneider Electric SE	2,952
108	Societe Generale S.A.	5,022
55	Thales S.A.	4,011
139	TOTAL S.A.	6,720
217	Vivendi S.A.	5,225

		89,029

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 7.6%
16	Allianz SE	2,811
18	BASF SE	1,493
85	Bayer AG	11,376
82	Brenntag AG	4,934
107	Daimler AG	9,237
43	Deutsche Bank AG	1,209
65	Deutsche Post AG	1,939
347	Deutsche Telekom AG	6,496
166	E.ON SE	1,746
72	HeidelbergCement AG	5,353
350	Infineon Technologies AG	4,312
135	SAP SE	10,620
57	Siemens AG	5,711

		67,237

	Hong Kong — 2.5%
478	AIA Group Ltd.	2,804
431	Cheung Kong Property Holdings Ltd.	3,013
447	CK Hutchison Holdings Ltd.	6,123
107	Hang Seng Bank Ltd.	1,956
377	Power Assets Holdings Ltd.	3,755
535	Sands China Ltd.	1,926
471	Wharf Holdings Ltd. (The)	2,805

		22,382

	Ireland — 1.5%
27	DCC plc	2,179
54	Ryanair Holdings plc, ADR	4,215
84	Shire plc	6,390

		12,784

	Israel — 0.3%
45	Teva Pharmaceutical Industries Ltd., ADR	2,679

	Italy — 2.8%
222	Assicurazioni Generali S.p.A.	4,208
147	Atlantia S.p.A.	4,073
1,446	Enel S.p.A.	6,666
3,527	Telecom Italia S.p.A. (a)	4,921
806	UniCredit S.p.A.	5,201

		25,069

	Japan — 22.1%
338	Amada Holdings Co., Ltd.	3,015
111	Bridgestone Corp.	4,056
33	Central Japan Railway Co.	5,947
32	Daicel Corp.	420
70	Daikin Industries Ltd.	4,503
109	Daiwa House Industry Co., Ltd.	2,851

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
57	Dentsu, Inc.	3,221
142	DMG Mori Co., Ltd.	2,027
60	East Japan Railway Co.	5,714
78	Electric Power Development Co., Ltd.	2,572
76	Fuji Heavy Industries Ltd.	2,924
699	Fujitsu Ltd.	3,305
915	Hitachi Ltd.	5,278
55	Honda Motor Co., Ltd.	1,810
51	Japan Tobacco, Inc.	1,751
156	JFE Holdings, Inc.	2,451
531	JX Holdings, Inc.	2,083
733	Kajima Corp.	4,195
124	KDDI Corp.	3,003
9	Keyence Corp.	4,894
243	Kirin Holdings Co., Ltd.	3,444
225	Kyushu Electric Power Co., Inc. (a)	2,715
103	LIXIL Group Corp.	2,201
71	Mabuchi Motor Co., Ltd.	3,523
136	Mazda Motor Corp.	2,674
196	Medipal Holdings Corp.	3,417
1,526	Mitsubishi UFJ Financial Group, Inc.	9,867
94	Mitsui & Co., Ltd.	1,198
191	Mitsui Fudosan Co., Ltd.	5,190
109	MS&AD Insurance Group Holdings, Inc.	3,207
48	NGK Spark Plug Co., Ltd.	1,161
124	Nippon Steel & Sumitomo Metal Corp.	2,522
215	Nippon Telegraph & Telephone Corp.	7,864
688	Nishi-Nippon City Bank Ltd. (The)	2,010
38	Nitori Holdings Co., Ltd.	3,001
199	ORIX Corp.	2,912
132	Otsuka Holdings Co., Ltd.	4,386
273	Seiko Epson Corp.	4,166
173	Seven & i Holdings Co., Ltd.	7,836
78	Shin-Etsu Chemical Co., Ltd.	4,615
196	Sony Corp.	5,574
611	Sumitomo Bakelite Co., Ltd.	2,507
195	Sumitomo Mitsui Financial Group, Inc.	7,783
72	Suntory Beverage & Food Ltd.	2,903
77	Suzuken Co., Ltd.	2,962
50	Sysmex Corp.	2,858
295	Takashimaya Co., Ltd.	2,637
610	Tokyo Gas Co., Ltd.	3,018
271	Toyota Motor Corp.	16,573
113	Yamato Holdings Co., Ltd.	2,214
149	Yamazaki Baking Co., Ltd.	2,870

		195,828

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 0.2%
367	ArcelorMittal	2,048

	Netherlands — 4.4%
564	Aegon N.V.	3,460
28	ASML Holding N.V.	2,560
59	Heineken N.V.	5,379
494	ING Groep N.V., CVA	7,189
852	Koninklijke KPN N.V.	3,121
91	NN Group N.V.	2,856
342	Royal Dutch Shell plc, Class A	8,918
207	Royal Dutch Shell plc, Class B	5,426

		38,909

	New Zealand — 0.3%
1,298	Spark New Zealand Ltd.	2,944

	Norway — 0.4%
148	DNB ASA	1,881
96	Telenor ASA	1,805

		3,686

	Portugal — 0.3%
268	Galp Energia SGPS S.A.	2,895

	Singapore — 0.8%
439	DBS Group Holdings Ltd.	5,392
259	Singapore Exchange Ltd.	1,363

		6,755

	Spain — 2.4%
780	Banco Santander S.A.	4,358
2,321	Bankia S.A.	2,983
429	Distribuidora Internacional de Alimentacion S.A. (a)	2,723
609	Iberdrola S.A.	4,345
178	Repsol S.A.	2,236
333	Telefonica S.A.	4,393

		21,038

	Sweden — 2.3%
171	Assa Abloy AB, Class B	3,392
161	Electrolux AB, Series B	4,733
141	Hennes & Mauritz AB, Class B	5,493
256	Nordea Bank AB	2,827
436	Sandvik AB	4,063

		20,508

	Switzerland — 10.3%
31	Actelion Ltd. (a)	4,279
50	Cie Financiere Richemont S.A.	4,283
104	Credit Suisse Group AG (a)	2,593

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
26	LafargeHolcim Ltd. (a)	1,461
265	Nestle S.A.	20,202
144	Novartis AG	13,050
69	Roche Holding AG	18,844
21	Syngenta AG	7,138
522	UBS Group AG	10,435
107	Wolseley plc	6,263
9	Zurich Insurance Group AG (a)	2,382

		90,930

	United Kingdom — 19.7%
403	3i Group plc	3,104
92	Associated British Foods plc	4,883
187	AstraZeneca plc	11,909
663	Aviva plc	4,957
2,696	Barclays plc	9,605
508	Barratt Developments plc	4,783
494	BG Group plc	7,800
980	BP plc	5,824
218	British American Tobacco plc	12,937
1,291	Centrica plc	4,491
1,198	Debenhams plc	1,647
580	Dixons Carphone plc	4,117
291	Domino’s Pizza Group plc	4,884
411	GlaxoSmithKline plc	8,864
1,509	HSBC Holdings plc	11,788
105	InterContinental Hotels Group plc	4,192
637	ITV plc	2,472
6,975	Lloyds Banking Group plc	7,916
782	Poundland Group plc	3,317
137	Prudential plc	3,206
67	Reckitt Benckiser Group plc	6,575
59	Rio Tinto Ltd.	2,107
53	Rio Tinto plc	1,921
388	RSA Insurance Group plc	2,514
175	SABMiller plc	10,726
124	Standard Chartered plc	1,374
996	Taylor Wimpey plc	3,034
335	UBM plc	2,637
132	Unilever N.V., CVA	5,985
3,320	Vodafone Group plc	10,924
53	Whitbread plc	4,016

		174,509

	Total Common Stocks (Cost $803,024)	859,822

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.9%
	Germany — 0.9%
58	Henkel AG & Co. KGaA	6,261
17	Volkswagen AG	2,021

	Total Preferred Stocks (Cost $7,204)	8,282

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Australia — 0.0% (g)
5	Westpac Banking Corp., expiring 11/11/15 (a)	16
	Spain — 0.0% (g)
780	Banco Santander S.A., expiring 11/03/15 (a)	43

	Total Rights (Cost $43)	59

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
12,046	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $12,046)	12,046

	Total Investments — 99.5% (Cost $822,317)	880,209
	Other Assets in Excess of Liabilities — 0.5% (c)	4,120

	NET ASSETS — 100.0%	$884,329

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.2%
Pharmaceuticals	10.4
Insurance	5.2
Automobiles	4.8
Oil, Gas & Consumable Fuels	4.8
Diversified Telecommunication Services	4.2
Chemicals	3.6
Food Products	3.2
Beverages	2.6
Capital Markets	2.5
Metals & Mining	2.2
Household Durables	2.1
Electric Utilities	2.0
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.7
Tobacco	1.7

INDUSTRY	PERCENTAGE
Industrial Conglomerates	1.6%
Wireless Telecommunication Services	1.6
Real Estate Management & Development	1.6
Aerospace & Defense	1.5
Household Products	1.5
Specialty Retail	1.4
Machinery	1.4
Trading Companies & Distributors	1.4
Road & Rail	1.3
Multi-Utilities	1.2
Software	1.2
Electronic Equipment, Instruments & Components	1.2
Building Products	1.1
Others (each less than 1.0%)	14.6
Short-Term Investment	1.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
166	Euro STOXX 50 Index	12/18/15	EUR	$6,212	$388

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Australia — 1.6%
1,159	South32 Ltd. (a)	1,192

	Canada — 3.5%
28	Canadian National Railway Co.	1,708
105	MEG Energy Corp. (a)	878

		2,586

	China — 8.4%
12	Baidu, Inc., ADR (a)	2,330
1,191	CNOOC Ltd.	1,345
25	JD.com, Inc., ADR (a)	703
338	Ping An Insurance Group Co. of China Ltd., Class H	1,895

		6,273

	Finland — 3.2%
325	Nokia OYJ	2,419

	France — 11.0%
26	Accor S.A.	1,306
44	AXA S.A.	1,162
132	Orange S.A.	2,326
15	Pernod Ricard S.A.	1,777
16	Sanofi	1,586

		8,157

	Germany — 5.3%
10	Continental AG	2,476
24	Covestro AG (a) (e)	745
21	Zalando SE (a) (e)	734

		3,955

	Hong Kong — 2.8%
148	Cheung Kong Property Holdings Ltd.	1,036
78	CK Hutchison Holdings Ltd.	1,068

		2,104

	India — 3.2%
19	HDFC Bank Ltd., ADR	1,140
148	ICICI Bank Ltd., ADR	1,276

		2,416

	Ireland — 2.1%
21	Shire plc	1,555

	Israel — 2.8%
35	Teva Pharmaceutical Industries Ltd., ADR	2,081

	Italy — 2.0%
432	Intesa Sanpaolo S.p.A.	1,502

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 13.2%
44	Japan Tobacco, Inc.	1,512
60	KDDI Corp.	1,445
2	Keyence Corp.	1,041
93	Kubota Corp.	1,442
23	Makita Corp.	1,233
41	Sumitomo Mitsui Financial Group, Inc.	1,628
26	Tokyo Electron Ltd.	1,541

		9,842

	Netherlands — 4.9%
22	Akzo Nobel N.V.	1,581
142	ING Groep N.V., CVA	2,063

		3,644

	South Africa — 1.7%
9	Naspers Ltd., Class N	1,301

	South Korea — 3.2%
4	Samsung Electronics Co., Ltd., Reg. S, GDR	2,352

	Switzerland — 8.1%
9	Actelion Ltd. (a)	1,254
19	Cie Financiere Richemont S.A.	1,649
7	Roche Holding AG	1,810
66	UBS Group AG	1,325

		6,038

	Taiwan — 1.4%
46	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,017

	United Kingdom — 19.9%
69	ARM Holdings plc	1,079
508	Barclays plc	1,810
1,961	Lloyds Banking Group plc	2,226
180	Meggitt plc	979
89	Prudential plc	2,087
80	RELX N.V.	1,363
70	Smith & Nephew plc	1,198
626	Vodafone Group plc	2,059
238	Worldpay Group plc (a) (e)	1,022
45	WPP plc	1,013

		14,836

	Total Common Stocks (Cost $74,986)	73,270

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
943	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $943)	943

	Total Investments — 99.6% (Cost $75,929)	74,213
	Other Assets in Excess of Liabilities — 0.4%	283

	NET ASSETS — 100.0%	$74,496

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.7%
Pharmaceuticals	9.6
Insurance	6.9
Media	5.0
Semiconductors & Semiconductor Equipment	4.9
Wireless Telecommunication Services	4.7
Machinery	3.6
Auto Components	3.3
Communications Equipment	3.3
Technology Hardware, Storage & Peripherals	3.2
Internet Software & Services	3.1
Chemicals	3.1
Diversified Telecommunication Services	3.1
Oil, Gas & Consumable Fuels	3.0
Beverages	2.4
Road & Rail	2.3
Textiles, Apparel & Luxury Goods	2.2
Tobacco	2.0
Internet & Catalog Retail	1.9
Capital Markets	1.8
Hotels, Restaurants & Leisure	1.8
Biotechnology	1.7
Health Care Equipment & Supplies	1.6
Metals & Mining	1.6
Industrial Conglomerates	1.4
Electronic Equipment, Instruments & Components	1.4
Real Estate Management & Development	1.4
IT Services	1.4
Aerospace & Defense	1.3
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Australia — 3.0%
1,762	Australia & New Zealand Banking Group Ltd.	34,068
4,504	Goodman Group	19,325
3,517	Oil Search Ltd.	19,601

		72,994

	Brazil — 0.6%
2,173	Itau Unibanco Holding S.A. (Preference Shares), ADR	14,886

	China — 1.3%
15,211	CNOOC Ltd.	17,181
22,806	Industrial & Commercial Bank of China Ltd., Class H	14,466

		31,647

	Finland — 3.3%
5,876	Nokia OYJ	43,708
1,951	UPM-Kymmene OYJ	36,517

		80,225

	France — 12.2%
184	Airbus Group SE	12,819
1,749	AXA S.A.	46,690
869	BNP Paribas S.A.	52,688
235	Cap Gemini S.A.	20,914
341	Renault S.A.	32,094
459	Societe Generale S.A.	21,313
128	Sodexo S.A.	11,383
337	Thales S.A.	24,389
1,559	TOTAL S.A.	75,369

		297,659

	Germany — 6.8%
242	Bayer AG	32,238
355	Brenntag AG	21,411
568	Daimler AG	49,227
734	Deutsche Bank AG	20,531
166	HeidelbergCement AG	12,342
1,428	Infineon Technologies AG	17,587
739	TUI AG	13,744

		167,080

	Hong Kong — 1.7%
569	Cheung Kong Property Holdings Ltd.	3,982
3,626	China Overseas Land & Investment Ltd.	11,711
1,912	CK Hutchison Holdings Ltd.	26,184

		41,877

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 2.0%
230	Ryanair Holdings plc, ADR	18,019
416	Shire plc	31,485

		49,504

	Italy — 5.2%
9,305	Enel S.p.A.	42,907
10,099	Intesa Sanpaolo S.p.A.	35,136
23,593	Telecom Italia S.p.A. (a)	32,915
2,543	UniCredit S.p.A.	16,420

		127,378

	Japan — 23.0%
1,173	Dai-ichi Life Insurance Co., Ltd. (The)	20,290
368	Daikin Industries Ltd.	23,664
1,148	Daiwa House Industry Co., Ltd.	30,128
443	Dentsu, Inc.	24,888
805	Japan Airlines Co., Ltd.	30,308
329	Japan Tobacco, Inc.	11,370
3,170	Kawasaki Heavy Industries Ltd.	12,724
1,190	Mitsubishi Corp.	21,642
11,432	Mitsubishi UFJ Financial Group, Inc.	73,935
1,166	Mitsui Fudosan Co., Ltd.	31,731
1,514	Nippon Telegraph & Telephone Corp.	55,505
2,861	Nissan Motor Co., Ltd.	29,661
488	Seven & i Holdings Co., Ltd.	22,163
776	Sompo Japan Nipponkoa Holdings, Inc.	24,365
1,279	Sony Corp.	36,342
650	Sumitomo Mitsui Financial Group, Inc.	25,923
1,222	Toyota Motor Corp.	74,865
588	Yamato Holdings Co., Ltd.	11,572

		561,076

	Luxembourg — 0.7%
2,936	ArcelorMittal	16,396

	Netherlands — 4.9%
3,056	ING Groep N.V., CVA	44,479
7,862	Koninklijke KPN N.V.	28,806
936	Koninklijke Philips N.V.	25,236
670	NN Group N.V.	21,004

		119,525

	Norway — 1.5%
932	DNB ASA	11,861
7,232	Norsk Hydro ASA	25,902

		37,763

	Singapore — 0.5%
973	DBS Group Holdings Ltd.	11,968

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 1.0%
21	Samsung Electronics Co., Ltd.	24,761

	Spain — 0.6%
11,199	Bankia S.A.	14,392

	Sweden — 1.6%
1,294	Electrolux AB, Series B	38,057

	Switzerland — 6.2%
884	Credit Suisse Group AG (a)	22,043
313	Nestle S.A.	23,895
311	Novartis AG	28,149
163	Roche Holding AG	44,389
559	Wolseley plc	32,841

		151,317

	United Kingdom — 21.9%
585	AstraZeneca plc	37,258
3,086	Aviva plc	23,061
10,775	Barclays plc	38,390
1,454	Barratt Developments plc	13,694
2,731	BG Group plc	43,151
465	British American Tobacco plc	27,608
949	British Land Co. plc (The)	12,717
6,589	Centrica plc	22,928
2,823	Dixons Carphone plc	20,041
1,403	GlaxoSmithKline plc	30,258
567	InterContinental Hotels Group plc	22,648
36,018	Lloyds Banking Group plc	40,881
2,648	National Grid plc	37,727
1,892	Prudential plc	44,184
1,048	Rio Tinto plc	38,209
233	SABMiller plc	14,310
20,693	Vodafone Group plc	68,100

		535,165

	Total Common Stocks (Cost $2,287,696)	2,393,670

Short-Term Investment — 1.1%
	Investment Company — 1.1%
28,020	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $28,020)	28,020

	Total Investments — 99.1% (Cost $2,315,716)	2,421,690
	Other Assets in Excess of Liabilities — 0.9%	22,506

	NET ASSETS — 100.0%	$2,444,196

Percentages indicated are based on net assets.
Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.6%
Pharmaceuticals	8.4
Automobiles	7.7
Insurance	7.4
Oil, Gas & Consumable Fuels	6.4
Diversified Telecommunication Services	4.8
Household Durables	3.6
Metals & Mining	3.3
Real Estate Management & Development	3.2
Trading Companies & Distributors	3.1
Wireless Telecommunication Services	2.8
Multi-Utilities	2.5
Industrial Conglomerates	2.1
Airlines	2.0
Hotels, Restaurants & Leisure	2.0
Communications Equipment	1.8
Electric Utilities	1.8
Capital Markets	1.8
Tobacco	1.6
Aerospace & Defense	1.5
Paper & Forest Products	1.5
Real Estate Investment Trusts (REITs)	1.3
Media	1.0
Technology Hardware, Storage & Peripherals	1.0
Food Products	1.0
Building Products	1.0
Others (each less than 1.0%)	5.6
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
10,104	EUR
7,502	for GBP	Goldman Sachs International	11/27/15	$11,562	#	$11,114	#	$(448)
12,997	EUR
124,355	for SEK	Credit Suisse International	11/27/15	14,564	#	14,297	#	(267)
6,181	GBP
8,353	for EUR	Royal Bank of Canada	11/27/15	9,188	#	9,528	#	340
122,166	AUD	BNP Paribas	11/27/15	87,851		87,008		(843)
10,747	CHF	Citibank, N.A.	11/27/15	10,984		10,880		(104)
5,584	CHF	Royal Bank of Canada	11/27/15	5,677		5,653		(24)
7,102	CHF	Standard Chartered Bank	11/27/15	7,384		7,190		(194)
9,278	CHF	State Street Corp.	11/27/15	9,650		9,394		(256)
24,610	CHF	Union Bank of Switzerland AG	11/27/15	25,649		24,916		(733)
105,927	DKK	Deutsche Bank AG	11/27/15	16,368		15,627		(741)
13,415	EUR	Citibank, N.A.	11/27/15	15,176		14,756		(420)
18,196	EUR	Goldman Sachs International	11/27/15	20,361		20,015		(346)
57,979	EUR	Standard Chartered Bank	11/27/15	65,043		63,775		(1,268)
48,515	GBP	BNP Paribas	11/27/15	76,474		74,780		(1,694)
205,669	HKD	BNP Paribas	11/27/15	26,524		26,538		14
699,367	JPY	BNP Paribas	11/27/15	5,830		5,797		(33)
1,414,592	JPY	Deutsche Bank AG	11/27/15	11,771		11,725		(46)
1,007,289	JPY	Morgan Stanley	11/27/15	8,363		8,349		(14)
873,399	JPY	Royal Bank of Scotland	11/27/15	7,274		7,240		(34)
56,533	NOK	Goldman Sachs International	11/27/15	6,720		6,651		(69)
57,586	SEK	BNP Paribas	11/27/15	6,947		6,744		(203)
293,311	SEK	Deutsche Bank AG	11/27/15	35,333		34,349		(984)
15,694	SGD	BNP Paribas	11/27/15	11,186		11,193		7
8,099	SGD	Royal Bank of Canada	11/27/15	5,766		5,777		11
8,233	SGD	Royal Bank of Scotland	11/27/15	5,761		5,872		111
				$507,406		$499,168		$(8,238)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
32,256	CHF	Deutsche Bank AG	11/27/15	$34,392	$32,656	$1,736
5,237	EUR	BNP Paribas	11/27/15	6,047	5,760	287
11,430	EUR	Citibank, N.A.	11/27/15	12,618	12,574	44
4,500	EUR	Goldman Sachs International	11/27/15	5,039	4,949	90
5,150	EUR	Merrill Lynch International	11/27/15	5,903	5,664	239
5,843	EUR	Morgan Stanley	11/27/15	6,610	6,427	183
6,574	EUR	Royal Bank of Canada	11/27/15	7,469	7,232	237
121,462	EUR	Standard Chartered Bank	11/27/15	139,958	133,605	6,353
30,699	EUR	State Street Corp.	11/27/15	33,940	33,769	171
22,381	GBP	BNP Paribas	11/27/15	34,037	34,497	(460)
6,769	GBP	Citibank, N.A.	11/27/15	10,467	10,433	34
5,178	GBP	Deutsche Bank AG	11/27/15	8,119	7,982	137
9,755	GBP	Goldman Sachs International	11/27/15	15,072	15,036	36
3,490	GBP	Standard Chartered Bank	11/27/15	5,385	5,379	6
19,317	GBP	State Street Corp.	11/27/15	29,732	29,775	(43)
8,283	GBP	Union Bank of Switzerland AG	11/27/15	12,652	12,768	(116)
40,187	HKD	HSBC Bank, N.A.	11/27/15	5,185	5,185	– (h)
63,164	HKD	Societe Generale	11/27/15	8,150	8,151	(1)
1,509,792	JPY	Goldman Sachs International	11/27/15	12,673	12,514	159
1,996,548	JPY	Standard Chartered Bank	11/27/15	16,721	16,548	173
1,420,520	JPY	State Street Corp.	11/27/15	11,474	11,775	(301)
214,054	NOK	Deutsche Bank AG	11/27/15	26,137	25,183	954
46,235	SEK	Deutsche Bank AG	11/27/15	5,445	5,415	30
49,342	SEK	Merrill Lynch International	11/27/15	5,804	5,778	26
				$459,029	$449,055	$9,974

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2015 of the currency being sold, and the value at October 31, 2015 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Australia — 5.4%
296	Australia & New Zealand Banking Group Ltd.	5,730
678	Bank of Queensland Ltd.	6,289
705	Bendigo & Adelaide Bank Ltd.	5,349
898	BHP Billiton Ltd.	14,733
2,022	Echo Entertainment Group Ltd.	7,306
11,101	Fairfax Media Ltd.	7,425
154	Flight Centre Travel Group Ltd.	4,154
2,199	GPT Group (The)	7,448
2,297	Harvey Norman Holdings Ltd.	6,452
627	Lend Lease Group	5,766
136	Macquarie Group Ltd.	8,221
4,835	South32 Ltd. (a)	5,007
1,040	Westfield Corp.	7,542
657	Westpac Banking Corp.	14,638
342	Woodside Petroleum Ltd.	7,167

		113,227

	Belgium — 1.5%
95	Ageas	4,180
55	Anheuser-Busch InBev S.A./N.V.	6,609
231	bpost S.A.	5,784
85	Delhaize Group	7,930
216	Proximus SADP	7,474

		31,977

	China — 0.3%
7,737	China Construction Bank Corp., Class H	5,607

	Denmark — 2.6%
4	AP Moeller—Maersk A/S, Class B	6,526
317	Danske Bank A/S	8,730
451	Novo Nordisk A/S, Class B	23,939
62	Pandora A/S	7,136
142	Vestas Wind Systems A/S	8,287

		54,618

	Finland — 0.8%
296	Tieto OYJ	7,593
431	UPM-Kymmene OYJ	8,074

		15,667

	France — 11.3%
508	Altran Technologies S.A.	6,339
567	AXA S.A.	15,127
254	BNP Paribas S.A.	15,383
104	Cap Gemini S.A.	9,281
584	Credit Agricole S.A.	7,374
487	Engie S.A.	8,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
118	Faurecia	4,676
67	Gaztransport Et Technigaz S.A.	3,332
83	LVMH Moet Hennessy Louis Vuitton SE	15,464
1,007	Natixis S.A.	6,165
638	Orange S.A.	11,246
106	Publicis Groupe S.A.	6,877
75	Renault S.A.	7,078
135	Safran S.A.	10,217
270	Sanofi	27,217
207	Societe Generale S.A.	9,633
1,071	Technicolor S.A.	7,241
96	Teleperformance	7,516
94	Thales S.A.	6,772
527	TOTAL S.A.	25,486
48	Valeo S.A.	7,472
218	Veolia Environnement S.A.	5,074
160	Vinci S.A.	10,763

		234,248

	Germany — 8.2%
118	Allianz SE	20,701
112	Aurubis AG	7,477
191	Bayer AG	25,410
43	Continental AG	10,425
225	Daimler AG	19,507
198	Evonik Industries AG	7,184
238	Freenet AG	8,017
101	Fresenius Medical Care AG & Co. KGaA	9,095
131	Fresenius SE & Co. KGaA	9,627
77	Hannover Rueck SE	8,951
113	HeidelbergCement AG	8,443
92	KUKA AG	7,774
84	Merck KGaA	8,174
136	OSRAM Licht AG	8,019
118	ProSiebenSat.1 Media SE	6,351
62	Siemens AG	6,235

		171,390

	Hong Kong — 2.5%
1,306	BOC Hong Kong Holdings Ltd.	4,176
919	Cheung Kong Infrastructure Holdings Ltd.	8,525
910	Cheung Kong Property Holdings Ltd.	6,367
2,196	China Overseas Land & Investment Ltd.	7,093
732	China Overseas Property Holdings Ltd. (a)	126
864	CK Hutchison Holdings Ltd.	11,825
6,039	New World Development Co., Ltd.	6,441

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Hong Kong — continued
579	Swire Pacific Ltd., Class A	6,684

		51,237

	India — 0.4%
126	HDFC Bank Ltd., ADR	7,686

	Ireland — 1.6%
97	DCC plc	7,753
93	Ryanair Holdings plc, ADR	7,234
154	Shire plc	11,656
103	Smurfit Kappa Group plc	2,924
160	Smurfit Kappa Group plc 1	4,566

		34,133

	Israel — 0.6%
224	Teva Pharmaceutical Industries Ltd., ADR	13,248

	Italy — 2.1%
178	Atlantia S.p.A.	4,937
2,252	Enel S.p.A.	10,387
3,718	Intesa Sanpaolo S.p.A.	12,935
708	Mediobanca S.p.A.	7,122
6,512	Telecom Italia S.p.A. (a)	9,084

		44,465

	Japan — 21.8%
171	Alps Electric Co., Ltd.	5,320
1,111	Asahi Glass Co., Ltd.	6,361
1,072	Asahi Kasei Corp.	6,578
583	Astellas Pharma, Inc.	8,462
296	Bandai Namco Holdings, Inc.	7,266
1,230	Bank of Yokohama Ltd. (The)	7,677
217	Bridgestone Corp.	7,972
334	Canon, Inc.	9,977
393	Casio Computer Co., Ltd.	7,400
1,075	Citizen Holdings Co., Ltd.	8,150
584	Daicel Corp.	7,721
177	FamilyMart Co., Ltd.	7,239
2,047	Fuji Electric Co., Ltd.	9,133
228	Fuji Heavy Industries Ltd.	8,798
211	FUJIFILM Holdings Corp.	8,405
1,287	Fukuoka Financial Group, Inc.	6,772
58	Hikari Tsushin, Inc.	4,376
721	ITOCHU Corp.	9,017
263	Japan Aviation Electronics Industry Ltd.	4,659
312	Japan Tobacco, Inc.	10,802
302	JFE Holdings, Inc.	4,740
483	KDDI Corp.	11,681
3,905	Kobe Steel Ltd.	4,931

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
75	Kose Corp.	7,285
96	MEIJI Holdings Co., Ltd.	7,596
453	Mitsubishi Corp.	8,239
3,422	Mitsubishi UFJ Financial Group, Inc.	22,132
2,112	Mitsui Chemicals, Inc.	7,986
347	NH Foods Ltd.	7,238
307	Nippon Telegraph & Telephone Corp.	11,259
997	Nissan Motor Co., Ltd.	10,333
77	Nitori Holdings Co., Ltd.	5,989
77	Nitto Denko Corp.	4,931
832	Obayashi Corp.	7,297
609	ORIX Corp.	8,886
158	Otsuka Holdings Co., Ltd.	5,252
119	Rohm Co., Ltd.	5,882
595	Sekisui Chemical Co., Ltd.	7,020
476	Sekisui House Ltd.	7,920
213	Shionogi & Co., Ltd.	8,749
247	Sompo Japan Nipponkoa Holdings, Inc.	7,740
338	Sony Corp.	9,605
921	Sumitomo Chemical Co., Ltd.	5,276
442	Sumitomo Electric Industries Ltd.	6,035
1,202	Sumitomo Heavy Industries Ltd.	5,416
361	Sumitomo Mitsui Financial Group, Inc.	14,390
1,927	Sumitomo Mitsui Trust Holdings, Inc.	7,397
481	T&D Holdings, Inc.	6,321
1,251	Taisei Corp.	8,130
588	Tohoku Electric Power Co., Inc.	8,250
238	Tokio Marine Holdings, Inc.	9,182
540	Toyota Motor Corp.	33,052
119	West Japan Railway Co.	8,340
330	Yamaha Corp.	8,195

		454,760

	Luxembourg — 0.3%
182	APERAM S.A. (a)	5,609

	Netherlands — 4.3%
1,144	Aegon N.V.	7,021
114	Heineken N.V.	10,409
1,113	ING Groep N.V., CVA	16,191
384	Koninklijke Ahold N.V.	7,806
237	NN Group N.V.	7,433
130	Randstad Holding N.V.	7,731
1,270	Royal Dutch Shell plc, Class B	33,261

		89,852

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Norway — 0.6%
452	DNB ASA	5,761
142	Yara International ASA	6,435

		12,196

	Portugal — 0.3%
1,623	EDP—Energias de Portugal S.A.	5,997

	Singapore — 0.4%
618	DBS Group Holdings Ltd.	7,600

	South Africa — 0.3%
861	Investec plc	7,175

	South Korea — 0.4%
6	Samsung Electronics Co., Ltd.	7,402

	Spain — 2.6%
139	Amadeus IT Holding S.A., Class A	5,907
1,457	Banco Santander S.A.	8,138
313	Ferrovial S.A.	7,892
327	Gas Natural SDG S.A.	7,076
1,610	Iberdrola S.A.	11,482
509	Repsol S.A.	6,411
163	Tecnicas Reunidas S.A.	7,250

		54,156

	Sweden — 2.7%
301	Boliden AB	5,759
459	Castellum AB	6,867
548	Securitas AB, Class B	7,153
327	Svenska Cellulosa AB S.C.A., Class B	9,638
464	Svenska Handelsbanken AB, Class A	6,303
328	Swedbank AB, Class A	7,524
230	Swedish Match AB	7,214
362	Trelleborg AB, Class B,	6,092

		56,550

	Switzerland — 8.7%
53	Actelion Ltd. (a)	7,389
103	Adecco S.A. (a)	7,645
10	Georg Fischer AG	6,204
53	Lonza Group AG (a)	7,816
388	Nestle S.A.	29,603
458	Novartis AG	41,445
135	Roche Holding AG	36,644
21	Straumann Holding AG	5,815
31	Swiss Life Holding AG (a)	7,378
126	Swiss Re AG	11,695
923	UBS Group AG	18,443

		180,077

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — 18.7%
895	3i Group plc	6,897
313	AstraZeneca plc	19,956
1,048	Aviva plc	7,829
4,285	Barclays plc	15,268
763	Barratt Developments plc	7,189
2,384	Booker Group plc	6,830
3,922	BP plc	23,311
440	British American Tobacco plc	26,111
670	British Land Co. plc (The)	8,976
2,121	BT Group plc	15,145
1,164	Carillion plc	5,475
1,257	Direct Line Insurance Group plc	7,626
1,092	Dixons Carphone plc	7,755
167	Hikma Pharmaceuticals plc	5,576
2,196	HSBC Holdings plc	17,157
273	Imperial Tobacco Group plc	14,712
1,488	Indivior plc	4,701
2,023	ITV plc	7,853
589	John Wood Group plc	5,403
13,961	Lloyds Banking Group plc	15,846
942	Marks & Spencer Group plc	7,439
422	Northgate plc	2,635
254	Persimmon plc (a)	7,778
507	Playtech plc	6,677
670	Prudential plc	15,638
174	Reckitt Benckiser Group plc	16,959
418	Rio Tinto plc	15,230
516	Sky plc	8,701
2,509	Taylor Wimpey plc	7,644
248	Travis Perkins plc	7,321
802	UBM plc	6,315
579	Unilever N.V., CVA	26,193
6,458	Vodafone Group plc	21,252
423	WPP plc	9,491

		388,889

	United States — 0.4%
148	Carnival plc	8,211

	Total Common Stocks (Cost $2,003,011)	2,055,977

Preferred Stock — 0.4%
	Germany — 0.4%
76	Henkel AG & Co. KGaA (Cost $7,461)	8,227

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Australia — 0.0% (g)
29	Westpac Banking Corp., expiring 11/11/15 (a)	100

	France — 0.0% (g)
1,071	Technicolor S.A., expiring 11/04/15 (a)	264

	Spain — 0.0% (g)
1,457	Banco Santander S.A., expiring 11/03/15 (a)	80

	Total Rights (Cost $81)	444

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
26,986	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $26,986)	26,986

	Total Investments — 100.5% (Cost $2,037,539)	2,091,634
	Liabilities in Excess of Other Assets — (0.5)%	(9,718)

	NET ASSETS — 100.0%	$2,081,916

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.8%
Pharmaceuticals	11.5
Insurance	6.5
Oil, Gas & Consumable Fuels	4.7
Automobiles	3.8
Metals & Mining	3.0
Media	2.9
Tobacco	2.8
Household Durables	2.6
Diversified Telecommunication Services	2.6
Capital Markets	2.3
Chemicals	2.2
Electric Utilities	2.1
Food Products	2.1
Wireless Telecommunication Services	2.0
Construction & Engineering	1.9
Real Estate Management & Development	1.9
Auto Components	1.8
Household Products	1.7
Personal Products	1.6
Food & Staples Retailing	1.4
IT Services	1.4
Industrial Conglomerates	1.2
Technology Hardware, Storage & Peripherals	1.2
Machinery	1.2
Electrical Equipment	1.2
Trading Companies & Distributors	1.2
Real Estate Investment Trusts (REITs)	1.2
Professional Services	1.1
Textiles, Apparel & Luxury Goods	1.1
Others (each less than 1.0%)	13.7
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$938,154	86.8%
Emerging Markets Equity Fund	1,602,716	70.9
Emerging Markets Equity Income Fund	2,040	76.1
Global Research Enhanced Index Fund	2,808,909	37.9
Global Unconstrained Equity Fund	435	26.2
International Equity Fund	2,806,634	95.6
International Equity Income Fund	101,590	92.7
International Opportunities Fund	2,166,745	96.8
International Research Enhanced Equity Fund	861,269	97.8
International Unconstrained Equity Fund	62,136	83.7
International Value Fund	2,360,765	97.5
Intrepid International Fund	2,036,480	97.4

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,044,367		$2,198,338		$2,681		$7,195,831
Investments in affiliates, at value	36,465		62,382		—		207,057

Total investment securities, at value	1,080,832		2,260,720		2,681		7,402,888
Cash	6,661		1,418		49		1,039
Foreign currency, at value	1,484		587		37		121
Deposits at broker for futures contracts	2,232		—		—		8,795
Receivables:
Investment securities sold	4,363		5,307		22		60,643
Fund shares sold	6,355		6,786		—		2,685
Dividends from non-affiliates	404		218		2		10,066
Dividends from affiliates	3		5		—		14
Tax reclaims	10		—		—		4,720
Variation margin on futures contracts	116		—		—		—
India tax refund	31		—		—		—
Due from Adviser	—		—		19		—
Deferred offering costs	—		—		14		—

Total Assets	1,102,491		2,275,041		2,824		7,490,971

LIABILITIES:
Payables:
Investment securities purchased	5		3,571		65		71,055
Fund shares redeemed	308		1,952		—		1,419
Variation margin on futures contracts	—		—		—		808
Accrued liabilities:
Investment advisory fees	773		1,704		—		284
Administration fees	34		114		—		—
Distribution fees	10		84		—	(a)	—	(a)
Shareholder servicing fees	74		116		1		1,543
Custodian and accounting fees	318		536		18		189
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	—	(a)	16
Deferred India capital gains tax	—		402		—		—
Audit fees	50		56		46		57
Registration fee	—	(a)	27		1		236
Sub-transfer agent fees	52		342		—	(a)	4
Other	22		286		—	(a)	82

Total Liabilities	1,648		9,190		131		75,693

Net Assets	$1,100,843		$2,265,851		$2,693		$7,415,278

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,304,709	$2,244,573	$3,203	$6,974,515
Accumulated undistributed (distributions in excess of) net investment income	10,066	19,491	12	112,183
Accumulated net realized gains (losses)	(185,097)	(43,803)	(128)	(101,620)
Net unrealized appreciation (depreciation)	(28,835)	45,590	(394)	430,200

Total Net Assets	$1,100,843	$2,265,851	$2,693	$7,415,278

Net Assets:
Class A	$43,220	$274,710	$86	$20
Class C	3,614	43,387	32	20
Class R2	—	—	—	20
Class R5	81,516	—	17	—
Class R6	732,627	1,128,390	17	—
Institutional Class	—	316,635	—	—
Select Class	239,866	502,729	2,541	7,415,218

Total	$1,100,843	$2,265,851	$2,693	$7,415,278

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,920	14,063	7	1
Class C	332	2,288	3	1
Class R2	—	—	—	1
Class R5	7,339	—	1	—
Class R6	65,971	56,049	1	—
Institutional Class	—	15,716	—	—
Select Class	21,678	25,165	203	399,604

Net Asset Value (a):
Class A — Redemption price per share	$11.03	$19.53	$12.50	$18.52
Class C — Offering price per share (b)	10.86	18.96	12.51	18.43
Class R2 — Offering and redemption price per share	—	—	—	18.47
Class R5 — Offering and redemption price per share	11.11	—	12.53	—
Class R6 — Offering and redemption price per share	11.11	20.13	12.53	—
Institutional Class — Offering and redemption price per share	—	20.15	—	—
Select Class — Offering and redemption price per share	11.06	19.98	12.53	18.56
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.64	$20.61	$13.19	$19.55

Cost of investments in non-affiliates	$1,072,239	$2,152,337	$3,075	$6,775,877
Cost of investments in affiliates	36,465	62,382	—	207,057
Cost of foreign currency	1,534	587	37	122

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,657		$2,898,064	$106,101		$2,186,301
Investments in affiliates, at value	—		36,512	3,526		52,566

Total investment securities, at value	1,657		2,934,576	109,627		2,238,867
Cash	80		446	20		46
Foreign currency, at value	—		91	12		17
Receivables:
Investment securities sold	31		—	—		4,086
Fund shares sold	—		880	748		1,843
Dividends from non-affiliates	—	(a)	6,016	233		4,341
Dividends from affiliates	—		4	—	(a)	4
Tax reclaims	4		5,089	81		3,085
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—		6,887

Total Assets	1,772		2,947,102	110,721		2,259,176

LIABILITIES:
Payables:
Investment securities purchased	18		—	—		13
Fund shares redeemed	—		22,050	78		9,584
Unrealized depreciation on forward foreign currency exchange contracts	—		—	—		7,604
Accrued liabilities:
Investment advisory fees	45		1,773	30		1,095
Administration fees	—		88	—	(a)	154
Distribution fees	—	(a)	67	19		35
Shareholder servicing fees	—	(a)	99	15		15
Custodian and accounting fees	15		131	24		112
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	—	(a)	4
Audit fees	51		27	55		57
Registration fee	1		37	59		27
Sub-transfer agent fees	—	(a)	134	17		75
Other	1		68	7		31

Total Liabilities	131		24,479	304		18,806

Net Assets	$1,641		$2,922,623	$110,417		$2,240,370

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,514		$2,743,027	$106,802	$2,126,663
Accumulated undistributed (distributions in excess of) net investment income	12		6,664	30	11,104
Accumulated net realized gains (losses)	8		(24,670)	823	(41,449)
Net unrealized appreciation (depreciation)	107		197,602	2,762	144,052

Total Net Assets	$1,641		$2,922,623	$110,417	$2,240,370

Net Assets:
Class A	$244		$224,370	$66,499	$155,397
Class C	317		28,313	8,649	1,743
Class R2	20		1,203	52	—
Class R5	20		57,500	19	—
Class R6	20		2,088,835	21	2,003,409
Institutional Class	—		—	—	55,273
Select Class	1,020		522,402	35,177	24,548

Total	$1,641		$2,922,623	$110,417	$2,240,370

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15		15,213	4,246	10,731
Class C	20		2,020	555	124
Class R2	2		82	4	—
Class R5	1		3,841	1	—
Class R6	1		139,581	1	135,794
Institutional Class	—		—	—	3,745
Select Class	63		34,932	2,241	1,672

Net Asset Value (a):
Class A — Redemption price per share	$16.12		$14.75	$15.66	$14.48
Class C — Offering price per share (b)	16.01		14.02	15.59	14.04
Class R2 — Offering and redemption price per share	16.11		14.69	15.65	—
Class R5 — Offering and redemption price per share	16.21		14.97	15.70	—
Class R6 — Offering and redemption price per share	16.22		14.97	15.69	14.75
Institutional Class — Offering and redemption price per share	—		—	—	14.76
Select Class — Offering and redemption price per share	16.18		14.95	15.70	14.68
Class A maximum sales charge	5.25%		5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.01		$15.57	$16.53	$15.28

Cost of investments in non-affiliates	$1,550		$2,700,037	$103,332	$2,041,302
Cost of investments in affiliates	—		36,512	3,526	52,566
Cost of foreign currency	—	(c)	94	12	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$868,163	$73,270		$2,393,670	$2,064,648
Investments in affiliates, at value	12,046	943		28,020	26,986

Total investment securities, at value	880,209	74,213		2,421,690	2,091,634
Cash	49	172		48	47
Foreign currency, at value	427	11		167	79
Deposits at broker for futures contracts	840	—		—	—
Receivables:
Investment securities sold	176	—		10,621	—
Fund shares sold	151	133		16,576	639
Dividends from non-affiliates	2,139	86		6,462	5,150
Dividends from affiliates	1	—	(a)	2	3
Tax reclaims	1,859	14		4,609	1,994
Unrealized appreciation on forward foreign currency exchange contracts	—	—		11,378	—

Total Assets	885,851	74,629		2,471,553	2,099,546

LIABILITIES:
Payables:
Investment securities purchased	876	—		11,899	—
Fund shares redeemed	193	—		2,246	16,087
Variation margin on futures contracts	31	—		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—		9,642	—
Accrued liabilities:
Investment advisory fees	—	2		1,214	1,037
Administration fees	—	—		167	147
Distribution fees	30	3		163	35
Shareholder servicing fees	161	9		264	4
Custodian and accounting fees	61	7		225	105
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	8	5
Audit fees	54	54		56	50
Registration fee	32	49		26	51
Sub-transfer agent fees	45	3		1,197	76
Other	37	6		250	33

Total Liabilities	1,522	133		27,357	17,630

Net Assets	$884,329	$74,496		$2,444,196	$2,081,916

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$805,510	$76,813	$2,676,902	$2,560,105
Accumulated undistributed (distributions in excess of) net investment income	18,491	222	25,330	36,755
Accumulated net realized gains (losses)	2,270	(822)	(365,314)	(568,900)
Net unrealized appreciation (depreciation)	58,058	(1,717)	107,278	53,956

Total Net Assets	$884,329	$74,496	$2,444,196	$2,081,916

Net Assets:
Class A	$82,667	$5,824	$695,251	$152,834
Class C	18,423	3,439	31,296	2,789
Class R2	3,331	20	1,929	227
Class R5	—	20	—	—
Class R6	—	5,335	2,354	1,854,941
Institutional Class	—	—	1,480,321	51,833
Select Class	779,908	59,858	233,045	19,292

Total	$884,329	$74,496	$2,444,196	$2,081,916

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,998	331	53,380	7,893
Class C	1,162	197	2,475	143
Class R2	205	1	150	12
Class R5	—	1	—	—
Class R6	—	301	177	93,510
Institutional Class	—	—	111,377	2,614
Select Class	46,712	3,379	17,429	958

Net Asset Value (a):
Class A — Redemption price per share	$16.54	$17.61	$13.02	$19.36
Class C — Offering price per share (b)	15.85	17.45	12.65	19.52
Class R2 — Offering and redemption price per share	16.21	17.57	12.83	19.21
Class R5 — Offering and redemption price per share	—	17.75	—	—
Class R6 — Offering and redemption price per share	—	17.76	13.31	19.84
Institutional Class — Offering and redemption price per share	—	—	13.29	19.83
Select Class — Offering and redemption price per share	16.70	17.71	13.37	20.13
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.46	$18.59	$13.74	$20.43

Cost of investments in non-affiliates	$810,271	$74,986	$2,287,696	$2,010,553
Cost of investments in affiliates	12,046	943	28,020	26,986
Cost of foreign currency	450	11	171	79

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2015

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund (a)		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$—		$7
Interest income from affiliates	—	(b)	4		—	(b)	2
Dividend income from non-affiliates	28,575		50,471		150		153,215
Dividend income from affiliates	10		23		—	(b)	116
Foreign taxes withheld	(2,877)		(3,594)		(15)		(6,559)

Total investment income	25,708		46,904		135		146,781

EXPENSES:
Investment advisory fees	9,369		21,646		26		12,250
Administration fees	769		1,776		2		5,020
Distribution fees:
Class A	117		742		—	(b)	— (b)
Class B (c)	—		10		—		—
Class C	33		388		—	(b)	1
Class R2	—		—		—		— (b)
Shareholder servicing fees:
Class A	117		742		—	(b)	— (b)
Class B (c)	—		4		—		—
Class C	11		129		—	(b)	— (b)
Class R2	—		—		—		—
Class R5	305		—		—	(b)	—
Institutional Class	—		379		—		—
Select Class	640		1,350		6		15,313
Custodian and accounting fees	674		969		41		585
Interest expense to affiliates	70		11		—	(b)	4
Professional fees	132		141		71		138
Trustees’ and Chief Compliance Officer’s fees	10		18		—	(b)	62
Printing and mailing costs	41		288		4		145
Registration and filing fees	96		159		6		531
Transfer agent fees	42		111		2		49
Sub-transfer agent fees (See Note 2.J.)	180		1,240		—	(b)	16
Offering costs	—		—		107		—
Other	15		36		8		40

Total expenses	12,621		30,139		273		34,154

Less fees waived	(1,121)		(2,431)		(28)		(13,753)
Less expense reimbursements	(46)		(134)		(211)		— (b)

Net expenses	11,454		27,574		34		20,401

Net investment income (loss)	14,254		19,330		101		126,380

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(86,627	)(d)	(27,772)		(128)		(71,727)
Futures	1,910		—		—		(17,615)
Foreign currency transactions	377		199		(1)		328

Net realized gain (loss)	(84,340)		(27,573)		(129)		(89,014)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(70,063	)(e)	(380,742	)(f)	(394)		98,283
Futures	(979)		—		—		3,724
Foreign currency translations	(42)		(18)		—	(b)	(130)

Change in net unrealized appreciation/depreciation	(71,084)		(380,760)		(394)		101,877

Net realized/unrealized gains (losses)	(155,424)		(408,333)		(523)		12,863

Change in net assets resulting from operations	$(141,170)		$(389,003)		$(422)		$139,243

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.
(c)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(d)	Net of India capital gains tax of approximately $(200,000) for Emerging Economies Fund.
(e)	Net of change in India capital gains tax of approximately $694,000 for Emerging Economies Fund.
(f)	Net of change in India capital gains tax of approximately $(402,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$1	$— (a)	$— (a)
Dividend income from non-affiliates	74		82,405	4,107	50,231
Dividend income from affiliates	—	(a)	40	1	24
Foreign taxes withheld	(3)		(5,282)	(246)	(3,447)

Total investment income	71		77,164	3,862	46,808

EXPENSES:
Investment advisory fees	26		21,714	725	11,334
Administration fees	3		2,225	84	1,549
Distribution fees:
Class A	—	(a)	517	160	299
Class B (b)	—		4	—	1
Class C	1		207	39	12
Class R2	—	(a)	6	2	—
Shareholder servicing fees:
Class A	—	(a)	517	160	299
Class B (b)	—		1	—	— (a)
Class C	1		69	13	4
Class R2	—	(a)	3	1	—
Class R5	—	(a)	36	— (a)	—
Institutional Class	—		—	—	49
Select Class	8		1,256	81	97
Custodian and accounting fees	44		344	42	270
Interest expense to affiliates	—		2	3	3
Professional fees	76		140	104	137
Trustees’ and Chief Compliance Officer’s fees	—	(a)	27	1	19
Printing and mailing costs	10		118	24	56
Registration and filing fees	97		178	128	140
Transfer agent fees	1		69	9	37
Sub-transfer agent fees (See Note 2.J.)	—	(a)	571	67	268
Other	9		37	8	21

Total expenses	276		28,041	1,651	14,595

Less fees waived	(33)		(3,535)	(460)	(201)
Less expense reimbursements	(210)		(42)	— (a)	(27)

Net expenses	33		24,464	1,191	14,367

Net investment income (loss)	38		52,700	2,671	32,441

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	556		(12,677)	1,769	(31,011)
Futures	(75)		—	—	1,916
Foreign currency transactions	1		1,013	34	(20,090)

Net realized gain (loss)	482		(11,664)	1,803	(49,185)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(275)		(93,800)	(6,666)	25,812
Futures	—		—	—	45
Foreign currency translations	—	(a)	(107)	(1)	1,549

Change in net unrealized appreciation/depreciation	(275)		(93,907)	(6,667)	27,406

Net realized/unrealized gains (losses)	207		(105,571)	(4,864)	(21,779)

Change in net assets resulting from operations	$245		$(52,871)	$(2,193)	$10,662

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015 (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$116	$576
Interest income from affiliates	1	— (a)	— (a)	— (a)
Dividend income from non-affiliates	26,221	567	84,940	61,334
Dividend income from affiliates	11	1	17	25
Foreign taxes withheld	(1,709)	(45)	(7,053)	(4,325)

Total investment income	24,526	523	78,020	57,610

EXPENSES:
Investment advisory fees	1,567	214	18,028	12,491
Administration fees	642	25	2,465	1,557
Distribution fees:
Class A	223	5	1,496	336
Class B (b)	7	—	6	—
Class C	147	7	233	14
Class R2	15	— (a)	8	1
Shareholder servicing fees:
Class A	223	5	1,496	336
Class B (b)	2	—	2	—
Class C	49	2	77	5
Class R2	8	— (a)	4	— (a)
Class R5	—	— (a)	—	—
Institutional Class	—	—	2,098	1,185
Select Class	1,676	68	653	44
Custodian and accounting fees	131	37	505	350
Interest expense to affiliates	1	— (a)	9	1
Professional fees	150	80	168	144
Trustees’ and Chief Compliance Officer’s fees	9	— (a)	32	19
Printing and mailing costs	68	5	495	75
Registration and filing fees	107	120	331	208
Transfer agent fees	61	10	71	17
Sub-transfer agent fees (See Note 2.J.)	193	2	4,738	299
Other	17	7	36	18

Total expenses	5,296	587	32,951	17,100

Less fees waived	(2,192)	(208)	(1,389)	(931)
Less expense reimbursements	(4)	(91)	(291)	(17)

Net expenses	3,100	288	31,271	16,152

Net investment income (loss)	21,426	235	46,749	41,458

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,858 (c)	(806)	4,385	(23,820)
Investments in affiliates	—	— (a)	—	—
Futures	3,910	(17)	4,479	—
Foreign currency transactions	13	(12)	(8,028)	(151)

Net realized gain (loss)	5,781	(835)	836	(23,971)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(31,545)	(2,077)	(131,408)	(9,658)
Futures	396	—	484	—
Foreign currency translations	(54)	(1)	(1,335)	(19)

Change in net unrealized appreciation/depreciation	(31,203)	(2,078)	(132,259)	(9,677)

Net realized/unrealized gains (losses)	(25,422)	(2,913)	(131,423)	(33,648)

Change in net assets resulting from operations	$(3,996)	$(2,678)	$(84,674)	$7,810

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Net of India capital gains tax of approximately $(2,000) for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,254	$22,372	$19,330	$28,370
Net realized gain (loss)	(84,340)	(32,703)	(27,573)	80,394
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(71,084)	(12,476)	(380,760)	(77,244)

Change in net assets resulting from operations	(141,170)	(22,807)	(389,003)	31,521

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,309)	(788)	(2,876)	(1,101)
Class B (b)
From net investment income	—	—	(3)	—
Class C
From net investment income	(54)	(39)	(188)	—
Class R5
From net investment income	(17,780)	(10,129)	—	—
Class R6 (c)
From net investment income	—	—	(14,467)	—
Institutional Class
From net investment income	—	—	(4,060)	(17,566)
Select Class
From net investment income	(4,910)	(3,202)	(5,672)	(1,422)

Total distributions to shareholders	(24,053)	(14,158)	(27,266)	(20,089)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,393	234,052	147,146	(888,151)

NET ASSETS:
Change in net assets	(125,830)	197,087	(269,123)	(876,719)
Beginning of period	1,226,673	1,029,586	2,534,974	3,411,693

End of period	$1,100,843	$1,226,673	$2,265,851	$2,534,974

Accumulated undistributed (distributions in excess of) net investment income	$10,066	$19,133	$19,491	$27,228

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
	Period Ended October 31, 2015 (a)	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101	$126,380	$61,329
Net realized gain (loss)	(129)	(89,014)	41,381
Distributions of capital gains received from investment company affiliates	—	—	1
Change in net unrealized appreciation/depreciation	(394)	101,877	166,613

Change in net assets resulting from operations	(422)	139,243	269,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(1)	(1)
From net realized gains	—	(1)	— (b)
Class C
From net investment income	(1)	— (b)	— (b)
From net realized gains	—	(1)	(1)
Class R2
From net investment income	—	— (b)	— (b)
From net realized gains	—	(1)	— (b)
Class R5
From net investment income	— (b)	—	—
Class R6
From net investment income	(1)	—	—
Select Class
From net investment income	(84)	(71,222)	(20,542)
From net realized gains	—	(47,876)	(11,342)

Total distributions to shareholders	(88)	(119,102)	(31,886)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,203	3,817,424	1,445,076

NET ASSETS:
Change in net assets	2,693	3,837,565	1,682,514
Beginning of period	—	3,577,713	1,895,199

End of period	$2,693	$7,415,278	$3,577,713

Accumulated undistributed (distributions in excess of) net investment income	$12	$112,183	$57,231

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38	$66	$52,700	$62,055
Net realized gain (loss)	482	535	(11,664)	21,283
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(275)	(261)	(93,907)	(123,792)

Change in net assets resulting from operations	245	340	(52,871)	(40,453)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(1)	(3,160)	(4,391)
From net realized gains	(24)	(6)	—	—
Class B (b)
From net investment income	—	—	(1)	(22)
Class C
From net investment income	(2)	— (a)	(332)	(530)
From net realized gains	(36)	(6)	—	—
Class R2
From net investment income	(1)	(1)	(13)	(28)
From net realized gains	(16)	(6)	—	—
Class R5
From net investment income	(2)	(1)	(1,256)	(2,846)
From net realized gains	(16)	(6)	—	—
Class R6
From net investment income	(2)	(1)	(36,053)	(42,018)
From net realized gains	(16)	(6)	—	—
Select Class
From net investment income	(89)	(45)	(8,468)	(11,524)
From net realized gains	(887)	(341)	—	—

Total distributions to shareholders	(1,093)	(420)	(49,283)	(61,359)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,043)	420	537,987	583,648

NET ASSETS:
Change in net assets	(2,891)	340	435,833	481,836
Beginning of period	4,532	4,192	2,486,790	2,004,954

End of period	$1,641	$4,532	$2,922,623	$2,486,790

Accumulated undistributed (distributions in excess of) net investment income	$12	$63	$6,664	$2,234

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,671	$6,461	$32,441	$46,795
Net realized gain (loss)	1,803	163	(49,185)	56,651
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(6,667)	(3,023)	27,406	(130,096)

Change in net assets resulting from operations	(2,193)	3,601	10,662	(26,649)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,802)	(2,495)	(1,196)	(964)
From net realized gains	(747)	(419)	—	—
Class B (b)
From net investment income	—	—	(3)	—
Class C
From net investment income	(160)	(109)	(26)	(6)
From net realized gains	(30)	(16)	—	—
Class R2
From net investment income	(19)	(21)	—	—
From net realized gains	(5)	(4)	—	—
Class R5
From net investment income	(21)	(26)	—	—
From net realized gains	(6)	(4)	—	—
Class R6 (c)
From net investment income	(1)	—	(43,134)	(14,924)
Institutional Class
From net investment income	—	—	(1,208)	(670)
Select Class
From net investment income	(1,460)	(2,019)	(1,161)	(395)
From net realized gains	(342)	(434)	—	—

Total distributions to shareholders	(5,593)	(5,547)	(46,728)	(16,959)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,141	8,324	520,590	361,687

NET ASSETS:
Change in net assets	(3,645)	6,378	484,524	318,079
Beginning of period	114,062	107,684	1,755,846	1,437,767

End of period	$110,417	$114,062	$2,240,370	$1,755,846

Accumulated undistributed (distributions in excess of) net investment income	$30	$1,110	$11,104	$45,420

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,426	$15,366	$235	$51
Net realized gain (loss)	5,781	118,095	(835)	314
Distributions of capital gains received from investment company affiliates	—	— (a)	—	—
Change in net unrealized appreciation/depreciation	(31,203)	(138,448)	(2,078)	(468)

Change in net assets resulting from operations	(3,996)	(4,987)	(2,678)	(103)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,144)	(2,006)	(3)	(1)
From net realized gains	(14,822)	(1,739)	(23)	(6)
Class B (b)
From net investment income	(30)	(38)	—	—
From net realized gains	(279)	(46)	—	—
Class C
From net investment income	(384)	(316)	(1)	(1)
From net realized gains	(3,366)	(361)	(9)	(5)
Class R2
From net investment income	(65)	(31)	(1)	— (a)
From net realized gains	(441)	(30)	(5)	(4)
Class R5
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(4)
Class R6
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(5)
Select Class
From net investment income	(14,339)	(9,519)	(44)	(40)
From net realized gains	(90,006)	(7,401)	(267)	(251)

Total distributions to shareholders	(125,876)	(21,487)	(365)	(319)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	330,697	111,002	72,975	690

NET ASSETS:
Change in net assets	200,825	84,528	69,932	268
Beginning of period	683,504	598,976	4,564	4,296

End of period	$884,329	$683,504	$74,496	$4,564

Accumulated undistributed (distributions in excess of) net investment income	$18,491	$13,515	$222	$50

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,749	$123,084	$41,458	$22,694
Net realized gain (loss)	836	129,378	(23,971)	15,949
Distributions of capital gains received from investment company affiliates	—	1	—	— (a)
Change in net unrealized appreciation/depreciation	(132,259)	(403,321)	(9,677)	(71,955)

Change in net assets resulting from operations	(84,674)	(150,858)	7,810	(33,312)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,828)	(5,106)	(1,178)	(764)
Class B (b)
From net investment income	(34)	(26)	—	—
Class C
From net investment income	(874)	(395)	(7)	(7)
Class R2
From net investment income	(54)	(18)	(1)	(1)
Class R6 (c)
From net investment income	(1,141)	(2,279)	—	—
Institutional Class
From net investment income	(104,543)	(53,459)	(23,132)	(9,080)
Select Class
From net investment income	(10,060)	(2,160)	(194)	(181)

Total distributions to shareholders	(134,534)	(63,443)	(24,512)	(10,033)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,126,276)	927,458	505,255	978,829

NET ASSETS:
Change in net assets	(1,345,484)	713,157	488,553	935,484
Beginning of period	3,789,680	3,076,523	1,593,363	657,879

End of period	$2,444,196	$3,789,680	$2,081,916	$1,593,363

Accumulated undistributed (distributions in excess of) net investment income	$25,330	$111,876	$36,755	$19,658

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,047	$47,826	$141,966	$145,040
Distributions reinvested	703	486	2,387	933
Cost of shares redeemed	(68,699)	(34,401)	(164,706)	(129,933)
Conversion to Class A Shares	—	—	1,651	127

Change in net assets resulting from Class A capital transactions	$(28,949)	$13,911	$(18,702)	$16,167

Class B (a)
Proceeds from shares issued	$—	$—	$103	$89
Distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(954)	(1,541)
Conversion from Class B Shares	—	—	(1,651)	(127)

Change in net assets resulting from Class B capital transactions	$—	$—	$(2,499)	$(1,579)

Class C
Proceeds from shares issued	$694	$1,870	$10,799	$15,814
Distributions reinvested	54	39	176	—
Cost of shares redeemed	(1,667)	(1,443)	(14,202)	(16,476)

Change in net assets resulting from Class C capital transactions	$(919)	$466	$(3,227)	$(662)

Class R5
Proceeds from shares issued	$514,420	$310,191	$—	$—
Distributions reinvested	17,780	10,129	—	—
Cost of shares redeemed	(1,200,435)	(118,184)	—	—

Change in net assets resulting from Class R5 capital transactions	$(668,235)	$202,136	$—	$—

Class R6 (c)
Proceeds from shares issued	$743,085	$—	$600,665	$1,092,999
Distributions reinvested	—	—	14,467	—
Cost of shares redeemed	(150)	—	(448,676)	(58,952)

Change in net assets resulting from Class R6 capital transactions	$742,935	$—	$166,456	$1,034,047

Institutional Class
Proceeds from shares issued	$—	$—	$154,149	$1,560,275
Distributions reinvested	—	—	2,196	14,367
Cost of shares redeemed	—	—	(175,383)	(2,227,333)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(19,038)	$(652,691)

Select Class
Proceeds from shares issued	$39,198	$70,981	$169,818	$187,126
Distributions reinvested	4,292	3,170	5,148	1,240
Cost of shares redeemed	(48,929)	(56,612)	(150,810)	(1,471,799)

Change in net assets resulting from Select Class capital transactions	$(5,439)	$17,539	$24,156	$(1,283,433)

Total change in net assets resulting from capital transactions	$39,393	$234,052	$147,146	$(888,151)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	3,271	3,659	6,573	6,374
Reinvested	58	37	110	43
Redeemed	(5,564)	(2,653)	(7,475)	(5,838)
Conversion to Class A Shares	—	—	76	6

Change in Class A Shares	(2,235)	1,043	(716)	585

Class B (a)
Issued	—	—	5	5
Reinvested	—	—	— (b)	—
Redeemed	—	—	(43)	(70)
Conversion from Class B Shares	—	—	(78)	(6)

Change in Class B Shares	—	—	(116)	(71)

Class C
Issued	56	143	507	714
Reinvested	5	3	8	—
Redeemed	(141)	(113)	(691)	(755)

Change in Class C Shares	(80)	33	(176)	(41)

Class R5
Issued	44,196	23,523	—	—
Reinvested	1,470	781	—	—
Redeemed	(102,824)	(9,179)	—	—

Change in Class R5 Shares	(57,158)	15,125	—	—

Class R6 (c)
Issued	65,993	—	28,601	48,796
Reinvested	—	—	646	—
Redeemed	(22)	—	(19,445)	(2,549)

Change in Class R6 Shares	65,971	—	9,802	46,247

Institutional Class
Issued	—	—	6,950	68,256
Reinvested	—	—	98	642
Redeemed	—	—	(8,181)	(99,390)

Change in Institutional Class Shares	—	—	(1,133)	(30,492)

Select Class
Issued	3,352	5,554	7,719	8,139
Reinvested	355	245	231	56
Redeemed	(3,905)	(4,249)	(6,853)	(65,118)

Change in Select Class Shares	(198)	1,550	1,097	(56,923)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended October 31, 2015 (a)		Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$95		$—	$—
Distributions reinvested	2		2	1
Cost of shares redeemed	—	(b)	(45)	—

Change in net assets resulting from Class A capital transactions	$97		$(43)	$1

Class C
Proceeds from shares issued	$37		$—	$—
Distributions reinvested	1		1	1
Cost of shares redeemed	—		(45)	—

Change in net assets resulting from Class C capital transactions	$38		$(44)	$1

Class R2
Distributions reinvested	$—		$1	$—	(b)
Cost of shares redeemed	—		(45)	—

Change in net assets resulting from Class R2 capital transactions	$—		$(44)	$—	(b)

Class R5
Proceeds from shares issued	$20		$—	$—
Distributions reinvested	—	(b)	—	—

Change in net assets resulting from Class R5 capital transactions	$20		$—	$—

Class R6
Proceeds from shares issued	$20		$—	$—
Distributions reinvested	1		—	—

Change in net assets resulting from Class R6 capital transactions	$21		$—	$—

Select Class
Proceeds from shares issued	$2,943		$4,477,297	$1,641,002
Distributions reinvested	84		12,872	5,200
Cost of shares redeemed	—		(672,614)	(201,128)

Change in net assets resulting from Select Class capital transactions	$3,027		$3,817,555	$1,445,074

Total change in net assets resulting from capital transactions	$3,203		$3,817,424	$1,445,076

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended October 31, 2015 (a)		Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	7		—	—
Reinvested	—	(b)	— (b)	—	(b)
Redeemed	—	(b)	(2)	—

Change in Class A Shares	7		(2)	—	(b)

Class C
Issued	3		—	—
Reinvested	—	(b)	— (b)	—	(b)
Redeemed	—		(2)	—

Change in Class C Shares	3		(2)	—	(b)

Class R2
Reinvested	—		— (b)	—	(b)
Redeemed	—		(2)	—

Change in Class R2 Shares	—		(2)	—	(b)

Class R5
Issued	1		—	—
Reinvested	—	(b)	—	—

Change in Class R5 Shares	1		—	—

Class R6
Issued	1		—	—
Reinvested	—	(b)	—	—

Change in Class R6 Shares	1		—	—

Select Class
Issued	196		245,025	91,856
Reinvested	7		703	299
Redeemed	—		(36,321)	(11,083)

Change in Select Class Shares	203		209,407	81,072

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$237	$—	$132,476	$109,685
Distributions reinvested	18	7	1,943	2,850
Cost of shares redeemed	(64)	—	(86,116)	(107,650)
Conversion to Class A Shares	—	—	650	27

Change in net assets resulting from Class A capital transactions	$191	$7	$48,953	$4,912

Class B (a)
Proceeds from shares issued	$—	$—	$16	$21
Distributions reinvested	—	—	1	18
Cost of shares redeemed	—	—	(370)	(714)
Conversion from Class B Shares	—	—	(650)	(27)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,003)	$(702)

Class C
Proceeds from shares issued	$311	$—	$8,119	$8,687
Distributions reinvested	31	6	271	408
Cost of shares redeemed	(59)	—	(5,118)	(5,189)

Change in net assets resulting from Class C capital transactions	$283	$6	$3,272	$3,906

Class R2
Proceeds from shares issued	$7	$—	$437	$461
Distributions reinvested	10	7	6	18
Cost of shares redeemed	(58)	—	(606)	(237)

Change in net assets resulting from Class R2 capital transactions	$(41)	$7	$(163)	$242

Class R5
Proceeds from shares issued	$8	$—	$12,066	$20,589
Distributions reinvested	10	7	1,256	2,846
Cost of shares redeemed	(60)	—	(49,835)	(30,870)

Change in net assets resulting from Class R5 capital transactions	$(42)	$7	$(36,513)	$(7,435)

Class R6
Proceeds from shares issued	$8	$—	$643,342	$512,142
Distributions reinvested	11	7	36,053	42,018
Cost of shares redeemed	(61)	—	(200,977)	(54,301)

Change in net assets resulting from Class R6 capital transactions	$(42)	$7	$478,418	$499,859

Select Class
Proceeds from shares issued	$915	$—	$190,845	$146,738
Distributions reinvested	565	386	7,832	10,417
Cost of shares redeemed	(3,872)	—	(153,654)	(74,289)

Change in net assets resulting from Select Class capital transactions	$(2,392)	$386	$45,023	$82,866

Total change in net assets resulting from capital transactions	$(2,043)	$420	$537,987	$583,648

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund			International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014		Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	14	—		8,553	6,900
Reinvested	1	—	(a)	124	177
Redeemed	(4)	—		(5,716)	(6,712)
Conversion to Class A Shares	—	—		40	2

Change in Class A Shares	11	—	(a)	3,001	367

Class B (b)
Issued	—	—		2	1
Reinvested	—	—		— (a)	1
Redeemed	—	—		(25)	(46)
Conversion from Class B Shares	—	—		(42)	(2)

Change in Class B Shares	—	—		(65)	(46)

Class C
Issued	18	—		544	572
Reinvested	2	—	(a)	18	27
Redeemed	(4)	—		(353)	(344)

Change in Class C Shares	16	—	(a)	209	255

Class R2
Issued	— (a)	—		30	28
Reinvested	— (a)	—	(a)	— (a)	1
Redeemed	(2)	—		(40)	(15)

Change in Class R2 Shares	(2)	—	(a)	(10)	14

Class R5
Issued	— (a)	—		767	1,286
Reinvested	1	1		79	174
Redeemed	(4)	—		(3,196)	(1,900)

Change in Class R5 Shares	(3)	1		(2,350)	(440)

Class R6
Issued	1	—		41,655	32,114
Reinvested	1	1		2,277	2,576
Redeemed	(5)	—		(13,127)	(3,336)

Change in Class R6 Shares	(3)	1		30,805	31,354

Select Class
Issued	56	—		12,232	9,057
Reinvested	33	21		491	638
Redeemed	(238)	—		(9,778)	(4,642)

Change in Select Class Shares	(149)	21		2,945	5,053

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,461	$46,956	$136,311	$67,660
Distributions reinvested	1,987	1,278	667	470
Cost of shares redeemed	(63,685)	(21,768)	(88,624)	(79,052)
Conversion to Class A Shares	—	—	98	10

Change in net assets resulting from Class A capital transactions	$(3,237)	$26,466	$48,452	$(10,912)

Class B (a)
Proceeds from shares issued	$—	$—	$— (b)	$10
Distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(103)	(284)
Conversion from Class B Shares	—	—	(98)	(10)

Change in net assets resulting from Class B capital transactions	$—	$—	$(198)	$(284)

Class C
Proceeds from shares issued	$6,733	$1,873	$815	$830
Distributions reinvested	188	122	23	5
Cost of shares redeemed	(1,399)	(360)	(485)	(449)

Change in net assets resulting from Class C capital transactions	$5,522	$1,635	$353	$386

Class R2
Proceeds from shares issued	$245	$—	$—	$—
Distributions reinvested	24	25	—	—
Cost of shares redeemed	(798)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$(529)	$25	$—	$—

Class R5
Proceeds from shares issued	$1	$—	$—	$—
Distributions reinvested	27	30	—	—
Cost of shares redeemed	(600)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$(572)	$30	$—	$—

Class R6 (c)
Proceeds from shares issued	$20	$—	$566,773	$400,224
Distributions reinvested	1	—	43,134	14,924
Cost of shares redeemed	— (b)	—	(114,856)	(41,399)

Change in net assets resulting from Class R6 capital transactions	$21	$—	$495,051	$373,749

Institutional Class
Proceeds from shares issued	$—	$—	$16,816	$16,360
Distributions reinvested	—	—	832	435
Cost of shares redeemed	—	—	(17,121)	(19,108)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$527	$(2,313)

Select Class
Proceeds from shares issued	$32,401	$21,191	$11,466	$17,796
Distributions reinvested	1,227	1,790	899	325
Cost of shares redeemed	(30,692)	(42,813)	(35,960)	(17,060)

Change in net assets resulting from Select Class capital transactions	$2,936	$(19,832)	$(23,595)	$1,061

Total change in net assets resulting from capital transactions	$4,141	$8,324	$520,590	$361,687

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	3,583	2,826	9,264	4,460
Reinvested	123	77	47	31
Redeemed	(4,009)	(1,300)	(6,062)	(5,136)
Conversion to Class A Shares	—	—	6	1

Change in Class A Shares	(303)	1,603	3,255	(644)

Class B (a)
Issued	—	—	1	— (b)
Reinvested	—	—	— (b)	—
Redeemed	—	—	(8)	(18)
Conversion from Class B Shares	—	—	(6)	(1)

Change in Class B Shares	—	—	(13)	(19)

Class C
Issued	413	113	56	56
Reinvested	12	7	2	1
Redeemed	(86)	(22)	(34)	(31)

Change in Class C Shares	339	98	24	26

Class R2
Issued	16	—	—	—
Reinvested	1	2	—	—
Redeemed	(48)	—	—	—

Change in Class R2 Shares	(31)	2	—	—

Class R5
Reinvested	2	2	—	—
Redeemed	(37)	—	—	—

Change in Class R5 Shares	(35)	2	—	—

Class R6 (c)
Issued	1	—	38,682	26,049
Reinvested	— (b)	—	2,979	972
Redeemed	—	—	(7,635)	(2,625)

Change in Class R6 Shares	1	—	34,026	24,396

Institutional Class
Issued	—	—	1,107	1,053
Reinvested	—	—	57	28
Redeemed	—	—	(1,144)	(1,230)

Change in Institutional Class Shares	—	—	20	(149)

Select Class
Issued	1,976	1,276	778	1,159
Reinvested	76	107	62	21
Redeemed	(1,921)	(2,594)	(2,328)	(1,101)

Change in Select Class Shares	131	(1,211)	(1,488)	79

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class shares effective January 30, 2015 for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,729	$19,402	$6,956	$343
Distributions reinvested	16,487	3,637	26	7
Cost of shares redeemed	(25,950)	(30,904)	(1,313)	(66)
Conversion to Class A Shares	1,210	90	—	—

Change in net assets resulting from Class A capital transactions	$3,476	$(7,775)	$5,669	$284

Class B (a)
Proceeds from shares issued	$4	$33	$—	$—
Distributions reinvested	305	83	—	—
Cost of shares redeemed	(612)	(941)	—	—
Conversion from Class B Shares	(1,210)	(90)	—	—

Change in net assets resulting from Class B capital transactions	$(1,513)	$(915)	$—	$—

Class C
Proceeds from shares issued	$3,206	$4,045	$3,688	$64
Distributions reinvested	3,601	650	10	5
Cost of shares redeemed	(5,182)	(4,908)	(334)	—	(b)

Change in net assets resulting from Class C capital transactions	$1,625	$(213)	$3,364	$69

Class R2
Proceeds from shares issued	$2,346	$2,020	$— (b)	$—	(b)
Distributions reinvested	130	18	6	4
Cost of shares redeemed	(1,185)	(1,369)	(52)	—

Change in net assets resulting from Class R2 capital transactions	$1,291	$669	$(46)	$4

Class R5
Proceeds from shares issued	$—	$—	$— (b)	$—	(b)
Distributions reinvested	—	—	6	5
Cost of shares redeemed	—	—	(53)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(47)	$5

Class R6
Proceeds from shares issued	$—	$—	$5,150	$—	(b)
Distributions reinvested	—	—	6	6
Cost of shares redeemed	—	—	(53)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$5,103	$6

Select Class
Proceeds from shares issued	$282,422	$141,311	$63,186	$53
Distributions reinvested	93,786	14,567	311	290
Cost of shares redeemed	(50,390)	(36,642)	(4,565)	(21)

Change in net assets resulting from Select Class capital transactions	$325,818	$119,236	$58,932	$322

Total change in net assets resulting from capital transactions	$330,697	$111,002	$72,975	$690

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	687	922	387	18
Reinvested	1,007	179	2	1
Redeemed	(1,492)	(1,481)	(77)	(4)
Conversion to Class A Shares	69	4	—	—

Change in Class A Shares	271	(376)	312	15

Class B (a)
Issued	— (b)	2	—	—
Reinvested	21	4	—	—
Redeemed	(38)	(48)	—	—
Conversion from Class B Shares	(76)	(5)	—	—

Change in Class B Shares	(93)	(47)	—	—

Class C
Issued	196	199	208	3
Reinvested	229	33	1	—	(b)
Redeemed	(316)	(242)	(19)	—	(b)

Change in Class C Shares	109	(10)	190	3

Class R2
Issued	141	96	—	—
Reinvested	8	1	— (b)	—	(b)
Redeemed	(70)	(65)	(2)	—

Change in Class R2 Shares	79	32	(2)	—	(b)

Class R5
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(2)	—

Change in Class R5 Shares	—	—	(2)	—	(b)

Class R6
Issued	—	—	301	—
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(3)	—

Change in Class R6 Shares	—	—	298	—	(b)

Select Class
Issued	16,621	6,662	3,408	2
Reinvested	5,675	711	19	16
Redeemed	(2,957)	(1,734)	(255)	(1)

Change in Select Class Shares	19,339	5,639	3,172	17

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$371,930	$400,838	$95,968	$90,342
Distributions reinvested	17,402	4,863	490	357
Cost of shares redeemed	(138,921)	(111,037)	(42,454)	(46,032)
Conversion to Class A Shares	971	84	—	—

Change in net assets resulting from Class A capital transactions	$251,382	$294,748	$54,004	$44,667

Class B (a)
Proceeds from shares issued	$25	$51	$—	$—
Distributions reinvested	30	22	—	—
Cost of shares redeemed	(679)	(758)	—	—
Conversion from Class B Shares	(971)	(84)	—	—

Change in net assets resulting from Class B capital transactions	$(1,595)	$(769)	$—	$—

Class C
Proceeds from shares issued	$11,310	$17,441	$1,873	$346
Distributions reinvested	726	310	6	6
Cost of shares redeemed	(9,151)	(7,324)	(324)	(137)

Change in net assets resulting from Class C capital transactions	$2,885	$10,427	$1,555	$215

Class R2
Proceeds from shares issued	$867	$1,108	$215	$6
Distributions reinvested	19	9	1	1
Cost of shares redeemed	(577)	(491)	(81)	(6)

Change in net assets resulting from Class R2 capital transactions	$309	$626	$135	$1

Class R6 (b)
Proceeds from shares issued	$2,297	$766	$1,949,477	$—
Distributions reinvested	36	36	—	—
Cost of shares redeemed	(29,993)	(73,309)	(16,332)	—

Change in net assets resulting from Class R6 capital transactions	$(27,660)	$(72,507)	$1,933,145	$—

Institutional Class
Proceeds from shares issued	$578,308	$2,501,197	$387,580	$956,719
Distributions reinvested	74,288	35,770	22,528	8,462
Cost of shares redeemed	(1,957,791)	(518,984)	(1,897,256)	(33,648)

Change in net assets resulting from Institutional Class capital transactions	$(1,305,195)	$2,017,983	$(1,487,148)	$931,533

Select Class
Proceeds from shares issued	$63,280	$159,987	$8,368	$7,397
Distributions reinvested	4,957	992	105	78
Cost of shares redeemed	(114,639)	(1,484,029)	(4,909)	(5,062)

Change in net assets resulting from Select Class capital transactions	$(46,402)	$(1,323,050)	$3,564	$2,413

Total change in net assets resulting from capital transactions	$(1,126,276)	$927,458	$505,255	$978,829

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	27,494	27,171	4,850	4,442
Reinvested	1,313	330	26	18
Redeemed	(10,221)	(7,499)	(2,172)	(2,309)
Conversion to Class A Shares	69	6	—	—

Change in Class A Shares	18,655	20,008	2,704	2,151

Class B (a)
Issued	2	4	—	—
Reinvested	2	1	—	—
Redeemed	(49)	(51)	—	—
Conversion from Class B Shares	(69)	(6)	—	—

Change in Class B Shares	(114)	(52)	—	—

Class C
Issued	847	1,212	92	17
Reinvested	56	22	— (b)	—	(b)
Redeemed	(700)	(515)	(16)	(7)

Change in Class C Shares	203	719	76	10

Class R2
Issued	65	76	11	—	(b)
Reinvested	2	1	— (b)	—	(b)
Redeemed	(44)	(34)	(4)	—	(b)

Change in Class R2 Shares	23	43	7	—	(b)

Class R6 (c)
Issued	163	50	94,346	—
Reinvested	3	2	—	—
Redeemed	(2,138)	(4,922)	(836)	—

Change in Class R6 Shares	(1,972)	(4,870)	93,510	—

Institutional Class
Issued	41,907	164,839	19,195	46,347
Reinvested	5,511	2,393	1,164	421
Redeemed	(139,563)	(34,844)	(91,679)	(1,633)

Change in Institutional Class Shares	(92,145)	132,388	(71,320)	45,135

Select Class
Issued	4,565	10,593	405	354
Reinvested	365	66	5	4
Redeemed	(8,265)	(97,497)	(241)	(247)

Change in Select Class Shares	(3,335)	(86,838)	169	111

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2015	$13.13	$0.13	(f)(g)	$(2.03)	$(1.90)	$(0.20)	$—
Year Ended October 31, 2014	13.63	0.22	(f)	(0.57)	(0.35)	(0.15)	—
Year Ended October 31, 2013	12.88	0.19	(f)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(f)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(f)	(1.44)	(1.24)	(0.02)	—	(h)

Class C
Year Ended October 31, 2015	12.92	0.10	(f)(g)	(2.03)	(1.93)	(0.13)	—
Year Ended October 31, 2014	13.44	0.15	(f)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(f)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(f)	(1.37)	(1.29)	—	—	(h)

Class R5
Year Ended October 31, 2015	13.22	0.20	(f)(g)	(2.06)	(1.86)	(0.25)	—
Year Ended October 31, 2014	13.71	0.29	(f)	(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(f)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(f)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(f)	(1.47)	(1.17)	(0.05)	—	(h)

Class R6
September 1, 2015 (i) through October 31, 2015	10.46	(0.02	)(f)(g)	0.67	0.65	—	—

Select Class
Year Ended October 31, 2015	13.17	0.18	(f)(g)	(2.06)	(1.88)	(0.23)	—
Year Ended October 31, 2014	13.67	0.26	(f)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(f)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(f)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(f)	(1.45)	(1.20)	(0.04)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$11.03	(14.60)%	$43,220	1.58%	1.06	%(g)	1.99%	118%
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72
12.65	(8.93)	43,519	1.75	1.50		1.75	84

10.86	(15.02)	3,614	2.09	0.80	(g)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72
12.58	(9.30)	516	2.28	0.57		2.32	84

11.11	(14.20)	81,516	1.14	1.65	(g)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72
12.71	(8.45)	228,411	1.31	2.14		1.32	84

11.11	6.21	732,627	1.07	(0.92	)(g)	1.17	118

11.06	(14.45)	239,866	1.34	1.51	(g)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72
12.68	(8.65)	73,787	1.52	1.76		1.55	84

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2015	$23.72	$0.12	(f)(g)	$(4.12)	$(4.00)	$(0.19)	$—
Year Ended October 31, 2014	23.05	0.16	(f)(g)	0.59	0.75	(0.08)	—
Year Ended October 31, 2013	22.01	0.10	(f)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(h)

Class C
Year Ended October 31, 2015	23.03	0.03	(f)(g)	(4.02)	(3.99)	(0.08)	—
Year Ended October 31, 2014	22.41	0.05	(f)(g)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(f)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(h)

Class R6
Year Ended October 31, 2015	24.44	0.22	(f)(g)	(4.23)	(4.01)	(0.30)	—
December 23, 2013 (i) through October 31, 2014	22.47	0.38	(f)(g)	1.59	1.97	—	—

Institutional Class
Year Ended October 31, 2015	24.42	0.23	(f)(g)	(4.26)	(4.03)	(0.24)	—
Year Ended October 31, 2014	23.73	0.17	(f)(g)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(f)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(h)

Select Class
Year Ended October 31, 2015	24.24	0.19	(f)(g)	(4.21)	(4.02)	(0.24)	—
Year Ended October 31, 2014	23.47	0.18	(f)(g)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(f)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.53	(16.95)%	$274,710	1.61%	0.57	%(g)	1.88%	35%
23.72	3.26	350,555	1.70	0.72	(g)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9

18.96	(17.38)	43,387	2.10	0.13	(g)	2.33	35
23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9

20.13	(16.54)	1,128,390	1.10	0.99	(g)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

20.15	(16.60)	316,635	1.21	1.05	(g)	1.31	35
24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9

19.98	(16.70)	502,729	1.35	0.88	(g)	1.48	35
24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
December 12, 2014 (g) through October 31, 2015	$15.00	$0.45	(h)	$(2.52)	$(2.07)	$(0.43)

Class C
December 12, 2014 (g) through October 31, 2015	15.00	0.42	(h)	(2.55)	(2.13)	(0.36)

Class R5
December 12, 2014 (g) through October 31, 2015	15.00	0.51	(h)	(2.53)	(2.02)	(0.45)

Class R6
December 12, 2014 (g) through October 31, 2015	15.00	0.52	(h)	(2.53)	(2.01)	(0.46)

Select Class
December 12, 2014 (g) through October 31, 2015	15.00	0.49	(h)	(2.53)	(2.04)	(0.43)

(a)	Annualized.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$12.50	(13.93)%	$86	1.57%	3.72%	10.55%	25%

12.51	(14.26)	32	2.08	3.32	12.02	25

12.53	(13.55)	17	1.14	4.05	10.84	25

12.53	(13.51)	17	1.08	4.10	10.82	25

12.53	(13.70)	2,541	1.33	3.85	10.36	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Year Ended October 31, 2015	$18.77	$0.37	(f)	$(0.15)	$0.22	$(0.22)	$(0.25)	$(0.47)
Year Ended October 31, 2014	17.33	0.34	(f)	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.14	2.33	—	—	—

Class C
Year Ended October 31, 2015	18.68	0.28	(f)	(0.15)	0.13	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	(f)	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	(f)	2.14	2.28	—	—	—

Class R2
Year Ended October 31, 2015	18.72	0.32	(f)	(0.15)	0.17	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	(f)	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	(f)	2.13	2.30	—	—	—

Select Class
Year Ended October 31, 2015	18.81	0.39	(f)	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	(f)	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.52	1.22%	$20	0.58%		1.98%		0.99%		44%
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

18.43	0.73	20	1.08		1.48		1.50		44
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

18.47	0.98	20	0.83		1.73		1.25		44
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2015	$19.55	$0.11	(f)	$0.66	$0.77	$(0.31)	$(3.89)	$(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	— (i)

Class C
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—

Class R2
Year Ended October 31, 2015	19.49	0.08	(f)	0.65	0.73	(0.22)	(3.89)	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	(0.60)
November 30, 2011 (i) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—

Class R5
Year Ended October 31, 2015	19.65	0.21	(f)	0.64	0.85	(0.40)	(3.89)	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	(0.01)

Class R6
Year Ended October 31, 2015	19.66	0.21	(f)	0.66	0.87	(0.42)	(3.89)	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	(0.01)

Select Class
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.12	4.76%	$244	1.00%		0.67%		7.57%		132%
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(g)	1.12	(g)	5.60	(g)	71
16.69	11.27	56	1.60	(g)	0.90	(g)	7.14	(g)	49

16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(g)	1.82	(g)	4.89	(g)	71
16.79	11.99	56	0.90	(g)	1.60	(g)	6.45	(g)	49

16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(g)	1.87	(g)	4.85	(g)	71
16.80	12.06	56	0.85	(g)	1.65	(g)	6.40	(g)	49

16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2015	$15.25	$0.23	(f)	$(0.50)	$(0.27)	$(0.23)	$—
Year Ended October 31, 2014	15.92	0.37	(f)(g)	(0.68)	(0.31)	(0.36)	—
Year Ended October 31, 2013	13.36	0.20	(f)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(h)

Class C
Year Ended October 31, 2015	14.52	0.15	(f)	(0.48)	(0.33)	(0.17)	—
Year Ended October 31, 2014	15.20	0.26	(f)(g)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(h)

Class R2
Year Ended October 31, 2015	15.19	0.20	(f)	(0.51)	(0.31)	(0.19)	—
Year Ended October 31, 2014	15.87	0.30	(f)(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)

Class R5
Year Ended October 31, 2015	15.46	0.29	(f)	(0.49)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)

Class R6
Year Ended October 31, 2015	15.46	0.32	(f)	(0.52)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)

Select Class
Year Ended October 31, 2015	15.45	0.29	(f)	(0.53)	(0.24)	(0.26)	—
Year Ended October 31, 2014	16.13	0.39	(f)(g)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.75	(1.89)%	$224,370	1.31%	1.50%		1.59%	13%
15.25	(2.06)	186,242	1.31	2.34	(g)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18

14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(g)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18

14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18

14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18

14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(g)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2015	$16.41	$0.39	(f)(g)	$(0.33)	$0.06	$(0.65)	$(0.16)	$(0.81)
Year Ended October 31, 2014	16.67	0.91	(f)(h)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011 (i) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)
Class C
Year Ended October 31, 2015	16.36	0.39	(f)(g)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(f)(h)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011 (i) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)
Class R2
Year Ended October 31, 2015	16.41	0.61	(f)(g)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(f)(h)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (i) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)
Class R5
Year Ended October 31, 2015	16.46	0.76	(f)(g)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(f)(h)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (i) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)
Class R6
January 30, 2015 (l) through October 31, 2015	15.82	0.69	(f)(g)	(0.41)	0.28	(0.41)	—	(0.41)
Select Class
Year Ended October 31, 2015	16.45	0.49	(f)(g)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(f)(h)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011 (i) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$15.66	0.29%	$66,499	1.25%		2.42	%(g)	1.67%		238%
16.41	3.18	74,652	1.25		5.44	(h)	1.67		138
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(j)	3.53	(j)	10.16	(j)(k)	40

15.59	(0.23)	8,649	1.75		2.45	(g)	2.20		238
16.36	2.67	3,530	1.75		5.03	(h)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(j)	3.17	(j)	10.82	(j)(k)	40

15.65	(0.01)	52	1.50		3.74	(g)	1.89		238
16.41	2.90	574	1.50		5.24	(h)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(j)	3.36	(j)	10.72	(j)(k)	40

15.70	0.71	19	0.80		4.59	(g)	1.16		238
16.46	3.60	587	0.80		5.94	(h)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(j)	4.05	(j)	10.05	(j)(k)	40

15.69	1.66	21	0.75		5.70	(g)	1.15		238

15.70	0.66	35,177	0.91		3.00	(g)	1.41		238
16.45	3.39	34,719	1.00		5.75	(h)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(j)	3.85	(j)	10.23	(j)(k)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2015	$14.80	$0.20	(f)	$(0.23)	$(0.03)	$(0.29)	$—
Year Ended October 31, 2014	15.25	0.36	(f)	(0.69)	(0.33)	(0.12)	—
Year Ended October 31, 2013	12.45	0.25	(f)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Class C
Year Ended October 31, 2015	14.41	0.10	(f)	(0.19)	(0.09)	(0.28)	—
Year Ended October 31, 2014	14.88	0.27	(f)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Class R6
Year Ended October 31, 2015	15.13	0.26	(f)	(0.21)	0.05	(0.43)	—
Year Ended October 31, 2014	15.57	0.44	(f)	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)
Institutional Class
Year Ended October 31, 2015	15.13	0.24	(f)	(0.20)	0.04	(0.41)	—
Year Ended October 31, 2014	15.57	0.42	(f)	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Select Class
Year Ended October 31, 2015	15.06	0.25	(f)	(0.24)	0.01	(0.39)	—
Year Ended October 31, 2014	15.50	0.40	(f)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.48	(0.15)%	$155,397	1.31%	1.34%	1.43%	43%
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76

14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76

14.75	0.41	2,003,409	0.71	1.75	0.72	43
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

14.76	0.33	55,273	0.82	1.61	0.83	43
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76

14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2015	$20.38	$0.43	(d)	$(0.60)	$(0.17)	$(0.40)	$(3.27)	$(3.67)	$—
Year Ended October 31, 2014	21.20	0.47	(d)	(0.56)	(0.09)	(0.39)	(0.34)	(0.73)	—
Year Ended October 31, 2013	17.24	0.38	(d)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(d)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(d)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(e)

Class C
Year Ended October 31, 2015	19.68	0.33	(d)	(0.58)	(0.25)	(0.31)	(3.27)	(3.58)	—
Year Ended October 31, 2014	20.51	0.36	(d)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(d)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(d)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(d)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(e)

Class R2
Year Ended October 31, 2015	20.07	0.37	(d)	(0.58)	(0.21)	(0.38)	(3.27)	(3.65)	—
Year Ended October 31, 2014	20.91	0.40	(d)	(0.54)	(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(d)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(d)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(d)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(e)

Select Class
Year Ended October 31, 2015	20.54	0.48	(d)	(0.60)	(0.12)	(0.45)	(3.27)	(3.72)	—
Year Ended October 31, 2014	21.36	0.52	(d)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(d)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(d)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(d)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
(f)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.54	(0.29)%	$82,667	0.60%	2.51%	0.99%	39%
20.38	(0.40)	96,325	0.59	2.23	1.10	63
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40

15.85	(0.77)	18,423	1.10	2.01	1.52	39
19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40

16.21	(0.50)	3,331	0.85	2.22	1.41	39
20.07	(0.66)	2,521	0.84	1.95	1.33	63
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40

16.70	0.00 (f)	779,908	0.35	2.79	0.60	39
20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2015	$18.59	$0.09	(f)(g)	$0.39	$0.48	$(0.17)	$(1.29)	$(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—
Class C
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—
Class R2
Year Ended October 31, 2015	18.55	0.03	(f)(g)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(h)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (j) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—
Class R5
Year Ended October 31, 2015	18.72	0.16	(f)(g)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(h)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (j) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—
Class R6
Year Ended October 31, 2015	18.73	(0.01	)(f)(g)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(h)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (j) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—
Select Class
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.61	3.04%	$5,824	1.24%		0.49	%(g)	2.31%		42%
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

17.57	2.67	20	1.51		0.19	(g)	5.11		42
18.55	(2.68)	68	1.57		0.66	(h)	6.05		63
20.53	21.92	70	1.57	(i)	0.67	(i)	8.01	(i)	65
17.24	14.93	57	1.57	(i)	0.92	(i)	7.23	(i)	40

17.75	3.43	20	0.81		0.89	(g)	4.43		42
18.72	(1.99)	70	0.87		1.36	(h)	5.34		63
20.69	22.76	71	0.87	(i)	1.37	(i)	7.31	(i)	65
17.35	15.67	58	0.87	(i)	1.62	(i)	6.54	(i)	40

17.76	3.48	5,335	0.74		(0.05	)(g)	2.87		42
18.73	(1.95)	70	0.82		1.41	(h)	5.29		63
20.70	22.80	71	0.82	(i)	1.42	(i)	7.26	(i)	65
17.36	15.73	58	0.82	(i)	1.67	(i)	6.49	(i)	40

17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2015	$14.14	$0.18	(f)(g)	$(0.83)	$(0.65)	$(0.47)	$—
Year Ended October 31, 2014	15.02	0.47	(f)(g)(h)	(1.07)	(0.60)	(0.28)	—
Year Ended October 31, 2013	12.18	0.22	(f)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(i)
Class C
Year Ended October 31, 2015	13.72	0.10	(f)(g)	(0.78)	(0.68)	(0.39)	—
Year Ended October 31, 2014	14.61	0.38	(f)(g)(h)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(i)
Class R2
Year Ended October 31, 2015	13.93	0.14	(f)(g)	(0.81)	(0.67)	(0.43)	—
Year Ended October 31, 2014	14.78	0.42	(f)(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)
Class R6
Year Ended October 31, 2015	14.42	0.18	(f)(g)	(0.76)	(0.58)	(0.53)	—
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010 (j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)
Institutional Class
Year Ended October 31, 2015	14.41	0.23	(f)(g)	(0.83)	(0.60)	(0.52)	—
Year Ended October 31, 2014	15.29	0.53	(f)(g)(h)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(i)
Select Class
Year Ended October 31, 2015	14.48	0.23	(f)(g)	(0.84)	(0.61)	(0.50)	—
Year Ended October 31, 2014	15.19	0.45	(f)(g)(h)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$13.02	(4.63)%	$695,251	1.35%	1.31	%(g)	1.45%	74%
14.14	(4.09)	491,010	1.33	3.19	(g)(h)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60

12.65	(5.01)	31,296	1.85	0.79	(g)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60

12.83	(4.84)	1,929	1.60	1.01	(g)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60

13.31	(4.04)	2,354	0.73	1.32	(g)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

13.29	(4.23)	1,480,321	0.95	1.63	(g)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60

13.37	(4.28)	233,045	1.03	1.62	(g)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2015	$19.49	$0.34	(f)(g)	$(0.26)	$0.08	$(0.21)	$—
Year Ended October 31, 2014	19.79	0.39	(f)(g)	(0.45)	(0.06)	(0.24)	—
Year Ended October 31, 2013	15.90	0.25	(f)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(h)

Class C
Year Ended October 31, 2015	19.63	0.23	(f)(g)	(0.24)	(0.01)	(0.10)	—
Year Ended October 31, 2014	19.92	0.36	(f)(g)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(f)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(f)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(f)	(1.26)	(1.11)	(0.14)	—	(h)

Class R2
Year Ended October 31, 2015	19.31	0.38	(f)(g)	(0.34)	0.04	(0.14)	—
Year Ended October 31, 2014	19.61	0.40	(f)(g)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(f)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(h)

Class R6
May 29, 2015(i) through October 31, 2015	21.08	0.12	(f)(g)	(1.36)	(1.24)	—	—

Institutional Class
Year Ended October 31, 2015	19.95	0.52	(f)(g)	(0.34)	0.18	(0.30)	—
Year Ended October 31, 2014	20.23	0.49	(f)(g)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(f)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(f)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(f)	(1.29)	(0.97)	(0.31)	—	(h)

Select Class
Year Ended October 31, 2015	20.22	0.42	(f)(g)	(0.26)	0.16	(0.25)	—
Year Ended October 31, 2014	20.51	0.51	(f)(g)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(f)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(f)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(f)	(1.28)	(1.02)	(0.12)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.36	0.45%	$152,834	1.29%	1.75	%(g)	1.49	33%
19.49	(0.33)	101,114	1.39	1.96	(g)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79

19.52	(0.05)	2,789	1.78	1.17	(g)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(g)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79

19.21	0.24	227	1.52	1.91	(g)	1.69	33
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79

19.84	(5.88)	1,854,941	0.73	1.47	(g)	0.74	33

19.83	0.93	51,833	0.85	2.57	(g)	0.91	33
19.95	0.13	1,474,870	0.89	2.39	(g)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79

20.13	0.80	19,292	0.97	2.04	(g)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(g)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6*** and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Class R6****, Institutional Class and Select Class	JPM I	Diversified

Emerging Markets Equity Income Fund commenced operations on December 12, 2014. Prior to March 27, 2015, the Fund was not publicly offered for investment.

As of October 31, 2015, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund were not publicly offered for investment.

Prior to January 5, 2015, Class A, Class C, Class R5, Class R6 and Select Class Shares of Global Unconstrained Equity Fund were not publicly offered for investment.

*	Class R6 Shares commenced operations on September 1, 2015, for Emerging Economies Fund.
**	Class R6 Shares commenced operations on December 23, 2013, for Emerging Markets Equity Fund.
***	Class R6 Shares commenced operations on January 30, 2015, for International Equity Income Fund.
****	Class R6 Shares commenced operations on May 29, 2015, for Intrepid International Fund.

Effective January 30, 2015, Global Equity Income Fund changed its name to International Equity Income Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

On June 19, 2015, all Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015 Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$32,974	$—	$—	$32,974
Cayman Islands	—	3,269	—	3,269
China	21,706	247,920	2,046	271,672
Cyprus	2,896	—	—	2,896
Egypt	—	4,826	—	4,826
Hong Kong	—	52,422	1,327	53,749
India	9,493	47,246	—	56,739
Indonesia	—	22,998	—	22,998
Malaysia	5,479	—	—	5,479
Poland	—	16,436	—	16,436
Russia	26,559	35,284	—	61,843
South Africa	—	26,942	—	26,942
South Korea	25,641	164,304	—	189,945
Taiwan	13,117	182,580	—	195,697
Thailand	—	8,567	—	8,567
Turkey	—	74,184	—	74,184
United Arab Emirates	—	7,255	—	7,255

Total Common Stocks	137,865	894,233	3,373	1,035,471

Preferred Stocks
Russia	5,587	3,309	—	8,896
Short-Term Investment
Investment Company	36,465	—	—	36,465

Total Investments in Securities	$179,917	$897,542	$3,373	$1,080,832

Depreciation in Other Financial Instruments

Futures Contracts	$(979)	$—	$—	$(979)

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,597	$—	$27,597
Brazil	168,916	—	—	168,916
China	99,367	117,025	—	216,392
Cyprus	—	4,966	—	4,966
Hong Kong	2,500	156,193	—	158,693
India	116,566	327,716	—	444,282
Indonesia	—	76,867	—	76,867
Mexico	47,820	—	—	47,820
Panama	15,540	—	—	15,540
Peru	22,826	—	—	22,826
Russia	—	127,942	—	127,942
South Africa	21,918	366,281	—	388,199
South Korea	—	94,982	—	94,982
Switzerland	24,229	—	—	24,229
Taiwan	74,442	89,581	—	164,023
Thailand	22,466	71,510	—	93,976
Turkey	—	53,348	—	53,348
United Kingdom	—	48,675	—	48,675

Total Common Stocks	616,590	1,562,683	—	2,179,273

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Emerging Markets Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$10,480	$—	$—	$10,480
Structured Instruments
China	—	8,585	—	8,585
Short-Term Investment
Investment Company	62,382	—	—	62,382

Total Investments in Securities	$689,452	$1,571,268	$—	$2,260,720

Emerging Markets Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$217	$—	$—	$217
Chile	65	—	—	65
China	—	177	—	177
Czech Republic	—	54	—	54
Hong Kong	—	217	—	217
Hungary	—	44	—	44
Indonesia	—	27	—	27
Mexico	68	—	—	68
Poland	—	52	—	52
Russia	23	134	—	157
Singapore	—	36	—	36
South Africa	—	396	—	396
South Korea	126	43	—	169
Taiwan	80	537	—	617
Thailand	55	51	—	106
Turkey	—	89	—	89
United Arab Emirates	—	40	—	40

Total Common Stocks	634	1,897	—	2,531

Preferred Stocks
Russia	23	—	—	23
Structured Instruments
China	—	80	—	80
Warrants
Saudi Arabia	—	47	—	47

Total Investments in Securities	$657	$2,024	$—	$2,681

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,256		$173,356	$—	$174,612
Austria	—	(a)	—	—	—	(a)
Belgium	—		20,702	—	20,702
Canada	214,208		—	—	214,208
China	—		1,301	—	1,301
Colombia	—	(a)	—	—	—	(a)
Denmark	—		43,418	—	43,418
Finland	—		47,546	—	47,546
France	—		280,264	—	280,264
Germany	—		234,618	—	234,618
Hong Kong	1,003		85,281	—	86,284
Ireland	58,291		18,342	—	76,633
Israel	9,160		—	—	9,160
Italy	—		80,503	—	80,503
Japan	—		646,123	—	646,123
Luxembourg	—		4,642	—	4,642
Netherlands	24,199		102,813	—	127,012
New Zealand	—		5,231	—	5,231
Norway	—		19,717	—	19,717
Portugal	—		9,665	—	9,665
Singapore	26,436		28,927	—	55,363
Spain	—		86,477	—	86,477
Sweden	—		46,140	—	46,140
Switzerland	49,371		278,549	—	327,920
United Kingdom	30,288		535,097	—	565,385
United States	4,014,809		—	—	4,014,809

Total Common Stocks	4,429,021		2,748,712	—	7,177,733

Preferred Stocks
Germany	—		17,789	—	17,789
Rights
Australia	107		—	—	107
Spain	202		—	—	202

Total Rights	309		—	—	309

Short-Term Investment
Investment Company	207,057		—	—	207,057

Total Investments in Securities	$4,636,387		$2,766,501	$—	$7,402,888

Appreciation in Other Financial Instruments
Futures Contracts	$10,589		$—	$—	$10,589

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$19	$—	$—	$19
Canada	27	—	—	27
China	91	35	—	126
Finland	—	26	—	26
France	—	115	—	115
Germany	—	22	—	22
India	25	—	—	25
Ireland	29	—	—	29
Israel	57	—	—	57
Japan	—	20	—	20
Netherlands	21	—	—	21
Norway	—	16	—	16
South Korea	—	23	—	23
Spain	13	—	—	13
Switzerland	26	61	—	87
United Kingdom	—	117	—	117
United States	914	—	—	914

Total Common Stocks	1,222	435	—	1,657

Total Investments in Securities	$1,222	$435	$—	$1,657

JPMorgan International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$32,169	$—	$32,169
Belgium	—	49,894	—	49,894
China	—	75,933	—	75,933
Denmark	—	26,396	—	26,396
France	—	344,175	—	344,175
Germany	—	224,309	—	224,309
Hong Kong	—	121,310	—	121,310
India	27,455	—	—	27,455
Indonesia	—	16,301	—	16,301
Israel	31,561	—	—	31,561
Japan	—	639,523	—	639,523
Netherlands	50,207	71,512	—	121,719
South Africa	—	29,157	—	29,157
South Korea	—	54,216	—	54,216
Switzerland	—	388,271	—	388,271
Taiwan	32,414	—	—	32,414
United Kingdom	—	648,784	—	648,784

Total Common Stocks	141,637	2,721,950	—	2,863,587

Preferred Stocks
Germany	—	34,477	—	34,477
Short-Term Investment
Investment Company	36,512	—	—	36,512

Total Investments in Securities	$178,149	$2,756,427	$—	$2,934,576

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,894	$—	$5,894
Canada	2,185	—	—	2,185
Denmark	—	2,308	—	2,308
Finland	—	2,393	—	2,393
France	—	6,665	—	6,665
Germany	1,786	13,193	—	14,979
Hong Kong	—	3,064	—	3,064
Israel	—	3,567	—	3,567
Italy	1,532	4,890	—	6,422
Japan	—	17,138	—	17,138
Netherlands	1,626	1,812	—	3,438
Portugal	—	1,301	—	1,301
Russia	—	3,023	—	3,023
Spain	—	1,614	—	1,614
Switzerland	—	7,681	—	7,681
Taiwan	2,327	—	—	2,327
United Kingdom	—	19,830	—	19,830
United States	—	2,272	—	2,272

Total Common Stocks	9,456	96,645	—	106,101

Short-Term Investment
Investment Company	3,526	—	—	3,526

Total Investments in Securities	$12,982	$96,645	$—	$109,627

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$80,915	$—	$80,915
China	—	19,374	—	19,374
Denmark	—	20,193	—	20,193
Finland	—	44,141	—	44,141
France	—	220,090	—	220,090
Germany	—	126,598	—	126,598
Hong Kong	—	43,875	—	43,875
India	19,556	—	—	19,556
Ireland	—	34,537	—	34,537
Italy	—	61,887	—	61,887
Japan	—	486,602	—	486,602
Netherlands	35,176	75,672	—	110,848
Norway	—	23,098	—	23,098
Spain	—	11,243	—	11,243
Sweden	—	31,451	—	31,451
Switzerland	—	247,817	—	247,817
United Kingdom	—	581,557	—	581,557

Total Common Stocks	54,732	2,109,050	—	2,163,782

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

International Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stock
Germany	$—	$22,519	$—	$22,519
Short-Term Investment
Investment Company	52,566	—	—	52,566

Total Investments in Securities	$107,298	$2,131,569	$—	$2,238,867

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,887	$—	$6,887

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,604)	$—	$(7,604)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$2,794	$44,855	$—	(a)	$47,649
Denmark	—	14,851	—		14,851
Finland	—	18,092	—		18,092
France	—	89,029	—		89,029
Germany	—	67,237	—		67,237
Hong Kong	—	22,382	—		22,382
Ireland	4,215	8,569	—		12,784
Israel	2,679	—	—		2,679
Italy	—	25,069	—		25,069
Japan	—	195,828	—		195,828
Luxembourg	—	2,048	—		2,048
Netherlands	7,189	31,720	—		38,909
New Zealand	—	2,944	—		2,944
Norway	—	3,686	—		3,686
Portugal	—	2,895	—		2,895
Singapore	—	6,755	—		6,755
Spain	—	21,038	—		21,038
Sweden	—	20,508	—		20,508
Switzerland	—	90,930	—		90,930
United Kingdom	9,302	165,207	—		174,509

Total Common Stocks	26,179	833,643	—	(a)	859,822

Preferred Stocks
Germany	—	8,282	—		8,282
Rights
Australia	16	—	—		16
Spain	43	—	—		43

Total Rights	59	—	—		59

Short-Term Investment
Investment Company	12,046	—	—		12,046

Total Investments in Securities	$38,284	$841,925	$—	(a)	$880,209

Appreciation in Other Financial Instruments
Futures Contracts	$388	$—	$—		$388

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

JPMorgan International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,192	$—	$1,192
Canada	2,586	—	—	2,586
China	3,033	3,240	—	6,273
Finland	—	2,419	—	2,419
France	—	8,157	—	8,157
Germany	745	3,210	—	3,955
Hong Kong	—	2,104	—	2,104
India	2,416	—	—	2,416
Ireland	—	1,555	—	1,555
Israel	2,081	—	—	2,081
Italy	—	1,502	—	1,502
Japan	—	9,842	—	9,842
Netherlands	2,063	1,581	—	3,644
South Africa	—	1,301	—	1,301
South Korea	—	2,352	—	2,352
Switzerland	—	6,038	—	6,038
Taiwan	1,017	—	—	1,017
United Kingdom	1,022	13,814	—	14,836

Total Common Stocks	14,963	58,307	—	73,270

Short-Term Investment
Investment Company	943	—	—	943

Total Investments in Securities	$15,906	$58,307	$—	$74,213

JPMorgan International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$72,994	$—	$72,994
Brazil	14,886	—	—	14,886
China	—	31,647	—	31,647
Finland	—	80,225	—	80,225
France	—	297,659	—	297,659
Germany	—	167,080	—	167,080
Hong Kong	—	41,877	—	41,877
Ireland	18,019	31,485	—	49,504
Italy	—	127,378	—	127,378
Japan	—	561,076	—	561,076
Luxembourg	—	16,396	—	16,396
Netherlands	44,479	75,046	—	119,525
Norway	—	37,763	—	37,763
Singapore	—	11,968	—	11,968
South Korea	—	24,761	—	24,761
Spain	—	14,392	—	14,392
Sweden	—	38,057	—	38,057
Switzerland	—	151,317	—	151,317
United Kingdom	—	535,165	—	535,165

Total Common Stocks	77,384	2,316,286	—	2,393,670

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$28,020	$—	$—	$28,020

Total Investments in Securities	$105,404	$2,316,286	$—	$2,421,690

Appreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts	$—	$11,378	$—	$11,378

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(9,642)	$—	$(9,642)

JPMorgan Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$113,227	$—	$113,227
Belgium	—	31,977	—	31,977
China	—	5,607	—	5,607
Denmark	—	54,618	—	54,618
Finland	—	15,667	—	15,667
France	—	234,248	—	234,248
Germany	—	171,390	—	171,390
Hong Kong	126	51,111	—	51,237
India	7,686	—	—	7,686
Ireland	7,234	26,899	—	34,133
Israel	13,248	—	—	13,248
Italy	—	44,465	—	44,465
Japan	—	454,760	—	454,760
Luxembourg	—	5,609	—	5,609
Netherlands	16,191	73,661	—	89,852
Norway	—	12,196	—	12,196
Portugal	—	5,997	—	5,997
Singapore	—	7,600	—	7,600
South Africa	—	7,175	—	7,175
South Korea	—	7,402	—	7,402
Spain	—	54,156	—	54,156
Sweden	—	56,550	—	56,550
Switzerland	—	180,077	—	180,077
United Kingdom	26,193	362,696	—	388,889
United States	—	8,211	—	8,211

Total Common Stocks	70,678	1,985,299	—	2,055,977

Preferred Stock
Germany	—	8,227	—	8,227
Rights
Australia	100	—	—	100
France	264	—	—	264
Spain	80	—	—	80

Total Rights	444	—	—	444

Short-Term Investment
Investment Company	26,986	—	—	26,986

Total Investments in Securities	$98,108	$1,993,526	$—	$2,091,634

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

(a)	Amount rounds to less than $1,000.

For the Emerging Economies Fund the transfers from Level 2 to Level 1 in the amount of approximately $25,660,000 are due to not applying the fair value factors to certain securities as of October 31, 2015. Transfers from Level 2 to Level 3 in the amount of approximately $9,767,000 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine price.

For the Emerging Markets Equity Fund the transfers from Level 1 to Level 2 in the amount of approximately $86,162,000 are due to applying the fair value factors to certain securities as of October 31, 2015. The transfers from Level 2 to Level 1 in the amount of approximately $29,517,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the Emerging Markets Equity Income Fund and International Equity Income Fund there were no transfers among any levels during the year ended October 31, 2015.

For the Global Research Enhanced Index Fund and International Unconstrained Equity Fund there were no significant transfers among any levels during the year ended October 31, 2015.

For the Global Unconstrained Equity Fund the transfers from Level 1 to Level 2 in the amount of approximately $45,000 are due to applying the fair value factors to certain securities as of October 31, 2015.

For the International Equity Fund the transfers from Level 2 to Level 1 in the amount of approximately $36,011,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the International Opportunities Fund the transfers from Level 2 to Level 1 in the amount of approximately $20,403,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the International Research Enhanced Equity Fund the transfers from Level 2 to Level 1 in the amount of approximately $6,074,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the International Value Fund the transfers from Level 2 to Level 1 in the amount of approximately $53,069,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the Intrepid International Fund the transfers from Level 2 to Level 1 in the amount of approximately $10,716,000 are due to not applying the fair value factors to certain securities as of October 31, 2015. There were no significant transfers from Level 1 to Level 2 for the year ended October 31, 2015.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2015 (amounts in thousands):

	Emerging Economies Fund		Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Opportunities Fund	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$40,751	(a)	$194,391	(b)	$858	(c)	$8,867	$20,104	$369	$8,425
Ending Notional Balance Long	40,751		180,205		—		—	6,212	—	—

(a)	For the period from October 1, 2015 to October 31, 2015.
(b)	For the periods November 1, 2014 through June 30, 2015 and August 1, 2015 through October 31, 2015.
(c)	For the period from July 1, 2015 to July 31, 2015.

D. Forward Foreign Currency Exchange Contracts — International Equity Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2015, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2015 (amounts in thousands):

	International Equity Fund		International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$4,252	(a)	$405,825	$565,329
Average Settlement Value Sold	—		360,274	499,380
Ending Settlement Value Purchased	—		643,778	507,406
Ending Settlement Value Sold	—		581,962	459,029

(a)	For the period from April 1, 2015 to April 30, 2015.

The Funds’ forward foreign currency contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(979)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,589

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,887

Gross Liabilities:
Foreign exchange contracts	Payables	$(7,604)

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$388

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$11,378

Gross Liabilities:
Foreign exchange contracts	Payables	$(9,642)

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2015, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,910

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(979)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(17,615)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,724

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(75)

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(108)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,916	$—	$1,916
Foreign exchange contracts	—	(18,683)	(18,683)

Total	$1,916	$(18,683)	$(16,767)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$45	$—	$45
Foreign exchange contracts	—	1,568	1,568

Total	$45	$1,568	$1,613

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,910

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$396

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(17)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$4,479	$—	$4,479
Foreign exchange contracts	—	(5,266)	(5,266)

Total	$4,479	$(5,266)	$(787)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$484	$—	$484
Foreign exchange contracts	—	(1,460)	(1,460)

Total	$484	$(1,460)	$(976)

The Funds’ derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund and Emerging Markets Equity Income Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Funds will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

H. Offering and Organizational Costs — Total offering costs of approximately $121,000 incurred in connection with the offering of shares of Emerging Markets Equity Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended October 31, 2015, total offering costs amortized were approximately $107,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A		Class B		Class C		Class R2		Class R5	Institutional Class	Select Class		Total
Emerging Economies Fund	$145		n/a		$6		n/a		$3	n/a	$26		$180
Emerging Markets Equity Fund	629		$3		80		n/a		n/a	$178	350		1,240
Emerging Markets Equity Income Fund	—	(a)	n/a		—	(a)	n/a		—	n/a	—		—	(a)
Global Research Enhanced Index Fund	—		n/a		—		—		n/a	n/a	16		16
Global Unconstrained Equity Fund	—	(a)	n/a		—	(a)	—		—	n/a	—	(a)	—	(a)
International Equity Fund	347		1		33		$3		65	n/a	122		571
International Equity Income Fund	44		n/a		4		—	(a)	—	n/a	19		67
International Opportunities Fund	251		—	(a)	1		n/a		n/a	5	11		268
International Research Enhanced Equity Fund	104		3		32		9		n/a	n/a	45		193
International Unconstrained Equity Fund	—	(a)	n/a		—	(a)	—		—	n/a	2		2
International Value Fund	1,259		2		49		8		n/a	3,318	102		4,738
Intrepid International Fund	282		n/a		2		—	(a)	n/a	1	14		299

(a)	Amount rounds to less than $1,000.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—		$732	$(732)
Emerging Markets Equity Fund	—		199	(199)
Emerging Markets Equity Income Fund	—	(a)	(1)	1
Global Research Enhanced Index Fund	—	(a)	(205)	205
Global Unconstrained Equity Fund	—		9	(9)
International Equity Fund	—		1,013	(1,013)
International Equity Income Fund	—		712	(712)
International Opportunities Fund	—		(20,029)	20,029
International Research Enhanced Equity Fund	—	(a)	512	(512)
International Unconstrained Equity Fund	—		(12)	12
International Value Fund	—		1,239	(1,239)
Intrepid International Fund	—	(a)	151	(151)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, non-deductible expenses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70	(a)
International Equity Fund	0.80
International Equity Income Fund	0.70	(a)
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70	(a)
International Value Fund	0.60
Intrepid International Fund	0.60	(b)

(a)	Prior to December 1, 2014, the investment advisory fee was 0.80% for Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund.
(b)	Prior to March 1, 2015, the investment advisory fee was 0.80% for Intrepid International Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

C. Distribution Fees — Pursuant to Distribution Agreements, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Emerging Markets Equity Income Fund	0.25	n/a	0.75	n/a
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50%
Global Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Income Fund	0.25	n/a	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.75	0.50
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$6		$—	(a)
Emerging Markets Equity Fund	65		—	(a)
Emerging Markets Equity Income Fund	—	(a)	—
Global Unconstrained Equity Fund	—	(a)	—
International Equity Fund	29		—	(a)
International Equity Income Fund	37		—	(a)
International Opportunities Fund	4		—
International Research Enhanced Equity Fund	12		—	(a)
International Unconstrained Equity Fund	8		—	(a)
International Value Fund	429		—	(a)
Intrepid International Fund	5		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Emerging Markets Equity Income Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25%	n/a	n/a	0.25
Global Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Income Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund*	1.55%	n/a	2.05%	n/a	1.10%	1.05%	n/a	1.30%
Emerging Markets Equity Fund**	1.55	2.05%	2.05	n/a	n/a	1.05	1.15%	1.30
Emerging Markets Equity Income Fund***	1.55	n/a	2.05	n/a	1.10	1.05	n/a	1.30
Global Research Enhanced Index Fund	0.59	n/a	1.09	0.84%	n/a	n/a	n/a	0.34
Global Unconstrained Equity Fund****	0.75	n/a	1.25	1.00	0.30	0.25	n/a	0.40
International Equity Fund	1.31	1.81	1.81	1.56	0.86	0.81	n/a	1.06
International Equity Income Fund	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90^
International Opportunities Fund	1.31	1.92	1.92	n/a	n/a	0.81	0.91	1.06
International Research Enhanced Equity Fund	0.60	1.10	1.10	0.85	n/a	n/a	n/a	0.35
International Unconstrained Equity Fund^^	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90
International Value Fund	1.35	1.85	1.85	1.60	n/a	0.85	0.95	1.10
Intrepid International Fund^^^	1.25	n/a	1.75	1.50	n/a	0.75	0.85	0.90

*	Prior to July 1, 2015, the contractual expense limitations for Emerging Economies Fund were 1.60%, 2.10%, 1.15% and 1.35% for Class A, Class C, Class R5 and Select Class Shares, respectively.

**	Prior to March 1, 2015, the contractual expense limitations for Emerging Markets Equity Fund were 1.70%, 2.20%, 2.20%, 1.20%, 1.30% and 1.45% for Class A, Class B, Class C, Class R6, Institutional Class and Select Class Shares, respectively.

***	Prior to July 1, 2015, the contractual expense limitations for Emerging Markets Equity Income Fund were 1.60%, 2.10%, 1.15%, 1.10% and 1.35% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.

****	During the period December 1, 2014 through July 9, 2015, the contractual expense limitations for Global Unconstrained Equity Fund were 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively. Prior to December 1, 2014, the contractual expense limitations for Global Unconstrained Equity Fund were 1.35%, 1.85%, 1.60%, 0.90%, 0.85% and 1.10% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively. Effective July 2, 2016 the contractual expense limitations will revert to 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

^	Prior to December 1, 2014, the contractual expense limitation for the Select Class Shares of International Equity Income Fund was 1.00%.

^^	Prior to December 1, 2014, the contractual expense limitations for International Unconstrained Equity Fund were 1.32%, 1.82%, 1.57%, 0.87%, 0.82% and 1.07% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

^^^	Prior to March 1, 2015, the contractual expense limitations for Intrepid International Fund were 1.40%, 1.90%, 1.65%, 0.90% and 1.15% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2015 and are in place until February 29, 2016, except for class B Shares which are no longer operating.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

For the year ended October 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total	Contractual Reimbursements
Emerging Economies Fund	$575	$384	$137		$1,096	$46
Emerging Markets Equity Fund	774	521	1,061		2,356	134
Emerging Markets Equity Income Fund	26	2	—	(a)	28	211
Global Research Enhanced Index Fund	8,302	5,020	2		13,324	—	(a)
Global Unconstrained Equity Fund	24	3	4		31	210
International Equity Fund	1,708	1,130	556		3,394	42
International Equity Income Fund	289	84	82		455	—	(a)
International Opportunities Fund	—	—	123		123	27
International Research Enhanced Equity Fund	1,346	642	167		2,155	4
International Unconstrained Equity Fund	156	25	25		206	91
International Value Fund	8	1	1,325		1,334	291
Intrepid International Fund	258	172	409		839	17

(a)	Amount rounds to less than $1,000.

	Voluntary Waivers
	Investment Advisory	Total
Global Unconstrained Equity Fund	$2	$2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 were as follows (amounts in thousands):

Emerging Economies Fund	$25
Emerging Markets Equity Fund	75
Global Research Enhanced Index Fund	429
International Equity Fund	141
International Equity Income Fund	5
International Opportunities Fund	78
International Research Enhanced Equity Fund	37
International Unconstrained Equity Fund	2
International Value Fund	55
Intrepid International Fund	92

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Funds may use related party broker-dealers. For the year ended October 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economics Fund	$13
Emerging Markets Equity Fund	22
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	68
Global Unconstrained Equity Fund	—	(a)
International Equity Fund	18
International Equity Income Fund	4
International Opportunities Fund	24
International Research Enhanced Equity Fund	10
International Unconstrained Equity Fund	1
International Value Fund	49
Intrepid International Fund	34

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,100,634	$1,109,281
Emerging Markets Equity Fund	872,834	752,474
Emerging Markets Equity Income Fund	3,840	712
Global Research Enhanced Index Fund	6,349,299	2,545,165
Global Unconstrained Equity Fund	4,771	7,822
International Equity Fund	999,125	339,696
International Equity Income Fund	237,085	237,088
International Opportunities Fund	1,268,679	787,700
International Research Enhanced Equity Fund	538,235	293,680
International Unconstrained Equity Fund	84,131	12,536
International Value Fund	2,206,128	3,406,055
Intrepid International Fund	1,272,554	605,232

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,117,883	$68,328	$105,379	$(37,051)
Emerging Markets Equity Fund	2,228,297	330,239	297,816	32,423
Equity Markets Equity Income Fund	3,075	65	459	(394)
Global Research Enhanced Index Fund	7,054,288	652,987	304,387	348,600
Global Unconstrained Equity Fund	1,596	145	84	61
International Equity Fund	2,740,915	468,324	274,663	193,661
International Equity Income Fund	108,076	4,910	3,359	1,551
International Opportunities Fund	2,102,689	237,904	101,726	136,178
International Research Enhanced Equity Fund	828,808	119,921	68,520	51,401
International Unconstrained Equity Fund	75,997	2,653	4,437	(1,784)
International Value Fund	2,326,092	238,502	142,904	95,598
Intrepid International Fund	2,051,534	189,764	149,664	40,100

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$24,053	$—	$24,053
Emerging Markets Equity Fund	27,266	—	27,266
Emerging Markets Equity Income Fund	88	—	88
Global Research Enhanced Index Fund	101,093	18,009	119,102
Global Unconstrained Equity Fund	414	679	1,093
International Equity Fund	49,283	—	49,283
International Equity Income Fund	4,463	1,130	5,593
International Opportunities Fund	46,728	—	46,728
International Research Enhanced Equity Fund	21,518	104,358	125,876
International Unconstrained Equity Fund	135	230	365
International Value Fund	134,534	—	134,534
Intrepid International Fund	24,512	—	24,512

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$14,158	$—	$14,158
Emerging Markets Equity Fund	20,089	—	20,089
Global Research Enhanced Index Fund	29,275	2,611	31,886
Global Unconstrained Equity Fund	142	278	420
International Equity Fund	61,359	—	61,359
International Equity Income Fund	4,670	877	5,547
International Opportunities Fund	16,959	—	16,959
International Research Enhanced Equity Fund	11,910	9,577	21,487
International Unconstrained Equity Fund	115	204	319
International Value Fund	63,443	—	63,443
Intrepid International Fund	10,033	—	10,033

At October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$10,454	$(177,283)	$(37,030)
Emerging Markets Equity Fund	19,537	(30,227)	32,009
Emerging Markets Equity Income Fund	10	(126)	(394)
Global Research Enhanced Index Fund	116,545	(24,001)	348,240
Global Unconstrained Equity Fund	59	8	61
International Equity Fund	6,915	(20,476)	193,237
International Equity Income Fund	331	1,742	1,544
International Opportunities Fund	12,033	(34,125)	135,819
International Research Enhanced Equity Fund	19,710	7,959	51,179
International Unconstrained Equity Fund	223	(754)	(1,785)
International Value Fund	27,755	(354,987)	94,566
Intrepid International Fund	39,300	(557,434)	39,961

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, trustee deferred compensation, mark to market of futures contracts and mark to market of forward foreign currency contracts.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$101,060	$57,603
Emerging Markets Equity Fund	9,367	15,957
Emerging Markets Equity Income Fund	126	—
Global Research Enhanced Index Fund	13,051	10,950
International Equity Fund	1,547	11,085
International Opportunities Fund	28,676	—
International Unconstrained Equity Fund	754	—
International Value Fund	13,872	—
Intrepid International Fund	25,306	—

At October 31, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	4,903	—	—	4,903
International Equity Fund	—	—	4,532	3,312	7,844
International Opportunities Fund	—	—	—	5,449	5,449
International Value Fund	35,803	241,545	63,767	—	341,115
Intrepid International Fund	281,157	250,971	—	—	532,128

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$60,897	0.23%	27	$10
Emerging Markets Equity Fund	86,600	0.23	20	11
International Equity Income Fund	12,624	0.23	2	—	(a)
International Opportunities Fund	31,722	0.21	4	1
International Value Fund	83,581	0.24	11	6

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Global Research Enhanced Index Fund.

As of October 31, 2015, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	16.8%	65.5%
Emerging Markets Equity Fund	n/a	42.5
International Equity Fund	13.2	61.4
International Opportunities Fund	n/a	76.0
International Research Enhanced Equity Fund	77.3	n/a
International Unconstrained Equity Fund	68.5	n/a
Intrepid International Fund	n/a	84.8

Additionally, the Adviser owns 96.1% and 12.7% of the outstanding shares of Emerging Markets Equity Income Fund and Global Unconstrained Equity Fund, respectively.

International Value Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, a significant portion of each Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2015, the Funds had the following country allocations representing greater than 10% of total investments:

	China	France	Germany	India	Japan
Emerging Economies Fund	25.1%	—%	—%	—%	—%
Emerging Markets Equity Fund	—	—	—	19.6	—
Emerging Markets Equity Income Fund	—	—	—	—	—
Global Research Enhanced Index Fund	—	—	—	—	—
Global Unconstrained Equity Fund	—	—	—	—	—
International Equity Fund	—	11.7	—	—	21.8
International Equity Income Fund	—	—	13.7	—	15.6
International Opportunities Fund	—	—	—	—	21.7
International Research Enhanced Equity Fund	—	10.1	—	—	22.3
International Unconstrained Equity Fund	—	11.0	—	—	13.3
International Value Fund	—	12.3	—	—	23.2
Intrepid International Fund	—	11.2	—	—	21.7

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom	United States
Emerging Economies Fund	—%	17.6%	—%	18.1%	—%	—%
Emerging Markets Equity Fund	17.2	—	—	—	—	—
Emerging Markets Equity Income Fund	14.8	—	—	23.0	—	—
Global Research Enhanced Index Fund	—	—	—	—	—	54.2
Global Unconstrained Equity Fund	—	—	—	—	—	55.1
International Equity Fund	—	—	13.2	—	22.1	—
International Equity Income Fund	—	—	—	—	18.1	—
International Opportunities Fund	—	—	11.1	—	26.0	—
International Research Enhanced Equity Fund	—	—	10.3	—	19.8	—
International Unconstrained Equity Fund	—	—	—	—	20.0	—
International Value Fund	—	—	—	—	22.1	—
Intrepid International Fund	—	—	—	—	18.6	—

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund (formerly JPMorgan Global Equity Income Fund), JPMorgan International Opportunities Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund (formerly JPMorgan Global Equity Income Fund), JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (a separate Fund of JPMorgan Trust II) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Emerging Markets Equity Income Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period December 12, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$822.50	$7.26	1.58%
Hypothetical*	1,000.00	1,017.24	8.03	1.58
Class C
Actual*	1,000.00	820.20	9.54	2.08
Hypothetical*	1,000.00	1,014.72	10.56	2.08
Class R5
Actual*	1,000.00	824.20	5.20	1.13
Hypothetical*	1,000.00	1,019.51	5.75	1.13
Class R6
Actual**	1,000.00	1,062.10	1.81	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Select Class
Actual*	1,000.00	822.90	6.11	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	857.70	7.26	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class C
Actual*	1,000.00	855.60	9.59	2.05
Hypothetical*	1,000.00	1,014.87	10.41	2.05
Class R6
Actual*	1,000.00	859.90	4.92	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Institutional Class
Actual*	$1,000.00	$859.60	$5.48	1.17%
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Select Class
Actual*	1,000.00	859.00	6.09	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30

Emerging Markets Equity Income Fund
Class A
Actual*	1,000.00	821.10	7.16	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Class C
Actual*	1,000.00	819.50	9.49	2.07
Hypothetical*	1,000.00	1,014.77	10.51	2.07
Class R5
Actual*	1,000.00	823.00	5.15	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class R6
Actual*	1,000.00	823.40	4.92	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Select Class
Actual*	1,000.00	822.20	6.06	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32

Global Research Enhanced Index Fund
Class A
Actual*	1,000.00	970.60	2.88	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class C
Actual*	1,000.00	968.50	5.36	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08
Class R2
Actual*	1,000.00	969.00	4.17	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Select Class
Actual*	1,000.00	972.20	1.64	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	977.70	4.39	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class C
Actual*	1,000.00	975.20	6.87	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Class R2
Actual*	1,000.00	976.80	6.78	1.36
Hypothetical*	1,000.00	1,018.35	6.92	1.36
Class R5
Actual*	1,000.00	980.10	3.29	0.66
Hypothetical*	1,000.00	1,021.88	3.36	0.66
Class R6
Actual*	1,000.00	980.40	3.04	0.61
Hypothetical*	1,000.00	1,022.13	3.11	0.61

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Global Unconstrained Equity Fund (continued)
Select Class
Actual*	$1,000.00	$979.50	$3.94	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79

International Equity Fund
Class A
Actual*	1,000.00	914.90	6.32	1.31
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class C
Actual*	1,000.00	912.70	8.73	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class R2
Actual*	1,000.00	914.00	7.53	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Class R5
Actual*	1,000.00	917.10	4.16	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86
Class R6
Actual*	1,000.00	917.30	3.87	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	915.90	5.07	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

International Equity Income Fund
Class A
Actual*	1,000.00	946.10	6.13	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	944.00	8.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual*	1,000.00	945.10	7.31	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	947.90	3.88	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	948.70	3.63	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	948.00	4.42	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

International Opportunities Fund
Class A
Actual*	1,000.00	947.60	6.43	1.31
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class C
Actual*	1,000.00	945.50	9.02	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Class R6
Actual*	1,000.00	950.40	3.49	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Opportunities Fund (continued)
Institutional Class
Actual*	$1,000.00	$949.80	$4.03	0.82%
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Select Class
Actual*	1,000.00	948.90	4.96	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	939.80	2.93	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class C
Actual*	1,000.00	937.30	5.37	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class R2
Actual*	1,000.00	938.60	4.15	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	941.40	1.71	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	940.70	6.07	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	937.70	8.50	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	938.60	7.28	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	942.10	3.92	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	942.70	3.62	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	941.50	4.36	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

International Value Fund
Class A
Actual*	1,000.00	921.40	6.54	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class C
Actual*	1,000.00	920.00	8.95	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual*	1,000.00	921.00	7.75	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Class R6
Actual*	1,000.00	924.30	3.73	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Institutional Class
Actual*	$1,000.00	$923.60	$4.56	0.94%
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Select Class
Actual*	1,000.00	923.30	5.04	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04

Intrepid International Fund
Class A
Actual*	1,000.00	944.90	6.13	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	942.50	8.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual*	1,000.00	944.00	7.35	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R6
Actual***	1,000.00	941.20	3.58	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Institutional Class
Actual*	1,000.00	947.00	4.07	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Select Class
Actual*	1,000.00	946.80	4.42	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the actual period.) Commencement of operations was September 1, 2015.

***	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 155/365 (to reflect the actual period.) Commencement of operations was May 29, 2015.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the fourth, fourth and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the second, third, and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted the performance of the Emerging Markets Equity Income Fund since its inception on December 12, 2014 as compared with that of a broad-based securities market index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s performance was in the second quintile for the Select Class shares for the one-year period ended December 31, 2014, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s performance was in the second and third quintiles for Class A shares and in the second quintile for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the fourth quintile for Class A shares and in the fourth, fourth, and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Equity Income Fund’s performance was in the fourth and third quintiles for Class A shares and in the third quintile for Select Class shares for the

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and various other factors, including changes to the Fund’s name and investment strategy effective January 30, 2015, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance was in the fifth, fourth, and fourth quintiles for Class A shares and in the fifth, third, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Research Enhanced Equity Fund’s performance was in the third, third, and fifth quintiles for Class A shares and in the third, second, and fifth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s performance was in the fourth and second quintiles for Class A shares and in the third and second quintiles for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the fifth, fourth, and third quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth, second, and third quintiles for Class A shares and in the fourth, second, and second quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also noted that Fund’s expense caps were reduced effective March 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Emerging Markets Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and first quintiles, respectively, of the Universe Group. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective December 1, 2014. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Income Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, and that the actual total expenses for Class A and Select Class shares were in the second and first quintiles, respectively, of the Universe Group. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective December 1, 2014. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. . After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. The Trustees also noted that the Fund’s expense caps were reduced effective December 1, 2014. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective March 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

174	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2015:

Dividends Received Deduction
Global Research Enhanced Index Fund	49.73%
Global Unconstrained Equity Fund	15.15
International Equity Income Fund	12.48

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Long- Term Capital Gain Distribution
Global Research Enhanced Index Fund	$18,009
Global Unconstrained Equity Fund	679
International Equity Income Fund	1,130
International Research Enhanced Equity Fund	104,358
International Unconstrained Equity Fund	230

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$27,494
Emerging Markets Equity Fund	31,535
Emerging Markets Equity Income Fund	106
Global Research Enhanced Index Fund	101,093
Global Unconstrained Equity Fund	74
International Equity Fund	55,051
International Equity Income Fund	4,107
International Opportunities Fund	50,503
International Research Enhanced Equity Fund	23,235
International Unconstrained Equity Fund	182
International Value Fund	85,034
Intrepid International Fund	28,839

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2015, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$28,476	$3,441
Emerging Markets Equity Fund	50,569	4,269
Emerging Markets Equity Income Fund	148	18
International Equity Fund	82,797	5,768
International Equity Income Fund	3,695	287
International Opportunities Fund	50,559	3,775
International Research Enhanced Equity Fund	26,228	1,718
International Unconstrained Equity Fund	567	47
International Value Fund	85,034	7,147
Intrepid International Fund	61,683	4,327

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	175

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-INTEQ-1015

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $45,600

2014 – $43,803

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $12,300

2014 – $12,000

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $11,380

2014 – $10,670

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 - $30.6 million

2013 - $33.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 30, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
December 30, 2015